UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-10395

                          Pioneer Series Trust VII
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2016 through October 31, 2017


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer Global Multisector
                        Income Fund

--------------------------------------------------------------------------------
                        Annual Report | October 31, 2017
--------------------------------------------------------------------------------

                        Ticker Symbols:
                        Class A     PGABX
                        Class C     PGCBX
                        Class Y     PGYBX

                        [LOGO]   Amundi Pioneer
                                 ==============
                               ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               15

Schedule of Investments                                                       17

Financial Statements                                                          43

Notes to Financial Statements                                                 50

Report of Independent Registered Public Accounting Firm                       67

Additional Information                                                        68

Trustees, Officers and Service Providers                                      71

             Pioneer Global Multisector Income Fund | Annual Report | 10/31/17 1

President's Letter

Robust, synchronized global economic growth and rising corporate profits have continued to drive strong performance in both the credit and equity markets for most of 2017. U.S. stocks, as measured by the Standard & Poor's 500 Index, returned 14.23% through the end of the third quarter. Fixed-income markets, while not generating the same dazzling returns as equities, held their own, led by high-yield securities, which produced a return of 7.05% in the U.S., as measured by the Bank of America Merrill Lynch U.S. High Yield Index. Meanwhile, the Bloomberg Barclays U.S. Aggregate Bond Index returned 3.14% over the first three quarters of the calendar year.

Continued strong employment numbers and higher consumer confidence, together with solid global economic growth and a depreciating U.S. dollar contributed to better-than-expected U.S. gross domestic product (GDP) growth of more than 3% in both the second and third quarters. Outside the U.S., economic growth in the second quarter also surprised to the upside across the Euro zone, China, and Japan. Meanwhile, despite higher oil and commodities prices, inflation continued to be moderate, both in the U.S. and globally, enabling major non-U.S. central banks to maintain their easy monetary policies. As expected, however, the U.S. Federal Reserve System (the Fed) recently announced that it would commence tapering its balance sheet this October. The Fed also appears primed to raise interest rates one more time before the end of this year, which would be the fourth rate increase since December of 2016.

As we move into the final months of 2017, we believe the U.S. economy will experience modest growth in the short term, depending on the mix of economic policies enacted as the country moves away from monetary stimulus (driven by the Fed) and toward fiscal stimulus (potentially including tax reform) as well as lighter regulatory burdens. Meanwhile, corporate earnings remain solid and we think they will improve even further, despite the possibility of some pressure from wage increases. In addition, it is our view that the economy will continue to grow and that we may begin to see a modest upturn in inflation. In that scenario, we anticipate that the Fed will continue to raise interest rates.

While economic and market conditions appear solid, there are always risks to consider that could dampen the outlook. Geopolitical concerns, such as increased tensions with North Korea, and continued political gridlock in Washington are just some of the risks that could lead to increased market volatility.

2 Pioneer Global Multisector Income Fund | Annual Report | 10/31/17

It is for those reasons that we at Amundi Pioneer continue to believe that investors can benefit from the experience and tenure of our investment teams who make active and informed decisions across our funds.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
October 31, 2017

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

             Pioneer Global Multisector Income Fund | Annual Report | 10/31/17 3

Portfolio Management Discussion | 10/31/17

Domestic and global economic growth trends remained solid, while inflationary pressures stayed largely under control during the 12 months ended October 31, 2017, providing a firm investment foundation for credit-linked debt in world fixed-income markets. At the same time, the bull market for the U.S. dollar
(USD) ended its four-year run due to growing expectations of a convergence of monetary policy among the world's major central banks, with some, including the European Central Bank (ECB), the Bank of Japan, and the Bank of England beginning to tighten monetary policy and/or taper their quantitative easing efforts. In the following interview, Charles Melchreit, Andrew Feltus, and Paresh Upadhyaya discuss the factors that affected the performance of Pioneer Global Multisector Income Fund during the 12-month period. Mr. Melchreit, Deputy Head of Fixed Income, Director of Multisector Fixed Income, a senior vice president, and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), Mr. Feltus, Co-Director of High Yield, a senior vice president, and a portfolio manager at Amundi Pioneer, and Mr. Upadhyaya, Director of Currency Strategy, a senior vice president, and a portfolio manager at Amundi Pioneer, are responsible for the day-to -day management of the Fund, along with Kenneth J. Taubes, Executive Vice President, Director of U.S. Investment Management, Head of Fixed Income, and a portfolio manager at Amundi Pioneer.

Q    How did the Fund perform during the 12-month period ended October 31, 2017?

A Pioneer Global Multisector Income Fund's Class A shares returned 3.75% at net asset value during the 12-month period ended October 31, 2017, while the Fund's benchmark, the Bloomberg Barclays Global Aggregate Bond Index (the Bloomberg Barclays Index), returned 1.18%. During the same period, the average return of the 206 mutual funds in Lipper's Global Income Funds category was 2.80%, and the average return of the 312 mutual funds in Morningstar's World Bond Funds category was 3.12%.

Q How would you describe the investment environment for fixed-income securities during the 12 months ended October 31, 2017?

A The period was marked by generally uninterrupted optimism about economic growth, highly accommodative financial conditions, and the prospects for continued corporate earnings gains, both globally and in the United States. High-yield corporates, emerging markets debt, and other sectors with higher credit risk continued to outperform groups more sensitive to interest-rate changes, such as U.S. Treasuries and other higher-quality debt instruments. The sustained rally in credit-sensitive debt

4 Pioneer Global Multisector Income Fund | Annual Report | 10/31/17 actually began after the high-yield market bottomed in February 2016, seven months before the start of the period. In the subsequent, extended rally, U.S. and international high-yield corporate bonds, emerging markets debt, and other asset classes that tend to be more affected by the state of the global economy performed well. Although the market surge did experience brief pauses and even temporary reversals, most often related to political uncertainties in the United States or in Europe, the positive environment generally continued unabated as investors maintained an optimistic outlook for both the domestic and global economies.

In the United States, after a slow start in the first calendar quarter of 2017, the economy generally expanded at an impressive, above-trend growth rate of 3% or higher in the second and third quarters, and the nation's unemployment rate fell from 4.8% to 4.1% between October 2016 and October 2017. The election of Republican Donald Trump as U.S. president in November 2016 only briefly interrupted a rally in the credit market as investors ultimately came to interpret the results as a victory for pro-growth economic policies. In Europe, despite some evidence of increasing political nationalism and anti-European Union sentiment in advance of national elections in several countries, the eventual election results seemed to calm worries about anti-global trends. The European economy, meanwhile, continued to improve over the full 12-month period, while the euro, too, strengthened on currency markets. While European corporate high-yield bonds performed similarly to U.S. high-yield corporates during the period, emerging markets securities performed even better, helped significantly by rallies in commodity markets spurred by increased worldwide demand.

U.S. monetary policy continued to tighten during the period, but the Federal Reserve (the Fed) acted cautiously, raising short-term interest rates three times over the 12 months, while carefully assessing economic trends. The rate increases were widely expected, and their gradual implementation showed no evidence of dampening the improvements in global economic growth. Late in the period, the Fed began reducing the rather large balance sheet it had accumulated through its multiple quantitative easing bond-buying programs from 2008 through 2014, but also at a gradual pace. In fact, U.S. financial conditions are easier now than at the start of the Fed's tightening cycle - a highly unusual event. In addition, other major G-4 central banks began the gradual process of moving away from their very accommodative monetary policies.

             Pioneer Global Multisector Income Fund | Annual Report | 10/31/17 5

Q What were the principal factors that either contributed to or detracted from the Fund's benchmark-relative returns during the 12-month period ended October 31, 2017?

A Sector allocations made a substantial contribution to the Fund's performance relative to the Bloomberg Barclays Index during the period, while security selection also aided relative returns, especially in the emerging markets and in financials and industrial corporate bonds, where we tended to emphasize lower-rated, higher-yielding debt. With regard to sector allocations, the portfolio's underweighting of Treasuries and the sovereign debt of other major industrial nations lent significant support to the Fund's benchmark-relative performance. Another group that fared particularly well for the Fund was an allocation to the subordinated debt of several European banking institutions, which outperformed during the period as the European economy continued to gain momentum.

     A sector allocation that did not help the Fund's benchmark-relative returns, however, was the portfolio's small, out-of-benchmark exposure to so-called "catastrophe" bonds, which are insurance-linked securities. The allocation to catastrophe bonds held back the Fund's performance as late in the fiscal year three severe hurricanes hit the U.S. mainland or its territories, while two major earthquakes shook western Mexico. In addition, California suffered through its worst period of forest fires on record. Those events resulted in a 12-year high in natural-disaster-related property damage claims in the global insurance industry, thus eroding the values of catastrophe bonds in general.

     The Fund maintained a short-duration position relative to the Bloomberg Barclays Index during the 12 months, and the short-duration position helped benchmark-relative performance when interest rates began to rise, partly due to the moves by major central banks to tighten their monetary policies. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years. Shorter-duration portfolios tend to be less sensitive to changes in interest rates than longer-duration portfolios.) As of October 31, 2017, the average effective duration of the Fund's portfolio was 5.66 years.

     The one significant detractor from the Fund's benchmark-relative returns during the period was the portfolio's overweight USD currency positioning, as the USD lagged the euro and the Japanese yen. That negative was offset in part by the portfolio's long exposures to some euro-linked currencies, including the currencies of Sweden, Norway, and the Czech Republic, all of which held up well against the USD, although they

6 Pioneer Global Multisector Income Fund | Annual Report | 10/31/17 did underperform the euro. The Fund's Mexican peso position also detracted from relative performance. At first, the election of Donald Trump as U.S. President resulted in a weakening of the peso, as he had campaigned against undocumented immigration from Mexico as well as the North American Free Trade Agreement (NAFTA). But the peso subsequently rebounded after the Mexican central bank raised interest rates to combat inflation and rolled out an aggressive currency intervention program to prop up the country's softening currency. In addition, President Trump signaled that no anti-trade steps were likely to occur in the short run. As the peso strengthened, the Fund's underweight to the peso hurt relative results.

     At the end of the fiscal year, the Fund's portfolio had just over 51% exposure to the USD, and just over 48% in foreign-exchange exposure. This represents a sharp reduction in the Fund's USD position compared with one year ago.

Q Did the Fund invest in any derivative securities during the 12-month period ended October 31, 2017? If so, did the derivatives have a material impact on benchmark-relative performance?

A The Fund invested in three types of derivatives during the 12 months: forward foreign currency transactions (forwards), Treasury futures, and credit default swaps. We invested in the forwards to help manage the risks to the portfolio of changes in relative currency values. The forwards had a slight negative effect on relative performance. We invested in the Treasury futures to help manage interest-rate risk. The Treasury futures helped performance significantly, as the Fund's short-duration stance contributed to relative returns at a time when Treasury yields rose and prices were pressured. The Fund had only a very small exposure to credit default swaps, and they did not have a material impact on results.

Q Were there any changes in the Fund's distributions to shareholders during the 12-month period ended October 31, 2017?

A The Fund's distributions to shareholders rose during the second half of the fiscal year, due to increases in the yields of Treasury and government-related securities.

Q What is your investment outlook, and how is the Fund positioned as of period end?

A We think economic fundamentals, such as stronger global growth and continued easy financial conditions, should support the high-yield market. In an environment where corporations have the financial health to pay their bond obligations, we believe default rates should remain low. Nevertheless,

             Pioneer Global Multisector Income Fund | Annual Report | 10/31/17 7 we are somewhat concerned about the elevated pricing levels to which sovereign and high-yield bonds have risen, and so we are maintaining a cautious outlook.

     The Fund now has a small overweight currency position in the USD, as we anticipate that we may see some near-term dollar strengthening, especially if the Fed tightens monetary policy more than the market currently anticipates. However, beyond the near term, we think the USD may weaken, and so we have been reducing, gradually, the Fund's long-USD exposure in anticipation that the ECB and other foreign central banks may begin raising interest rates, potentially weakening the relative attractiveness of the USD.

     We continue to position the Fund for rising interest rates in the U.S., and solid, if modest, economic growth. As time goes on, we will carefully evaluate the relative values offered by different asset classes and sectors. For example, after the recent outperformance of mortgage-backed securities, we have begun to favor owning investment-grade corporates in the portfolio, but on a highly selective basis. As noted earlier, the Fund continues to be overweight to the USD relative to the benchmark Bloomberg Barclays Index, although we recently have increased the Fund's euro and Japanese yen exposures. Overall, we may look to continue to reduce the portfolio's modest USD overweight.

     Geographically, North America remains the Fund's leading country/regional allocation, while the portfolio is significantly underweight to the low-yielding euro-based market, and is also underweight in developed Asian nations. Based on recent strong performance, we have modestly reduced the Fund's exposure to the emerging markets. By sector, the portfolio remains significantly underweight to U.S. Treasuries and developed government bonds, and is overweight to corporates and securitized issues.

Please refer to the Schedule of Investments on pages 17-42 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, and economic and political conditions.

8 Pioneer Global Multisector Income Fund | Annual Report | 10/31/17

When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The Fund may invest in mortgage-backed securities, which during times of fluctu-ating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

The securities issued by U.S. Government-sponsored entities (e.g., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government.

Floating rate loans and similar instruments may be illiquid or less liquid than other instruments, and the value of any collateral can decline or be insufficient to meet the issuer's obligations.

The value of municipal securities can be adversely affected by changes in financial condition of municipal issuers, lower revenues, and regulatory and political developments.

The Fund is subject to currency risk, meaning that the Fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

             Pioneer Global Multisector Income Fund | Annual Report | 10/31/17 9

Portfolio Summary | 10/31/17

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Foreign Government Bonds                                                  37.2%
U.S. Government and Agency Obligations                                    17.8%
International Corporate Bonds                                             17.7%
U.S. Corporate Bonds                                                      15.2%
Collateralized Mortgage Obligations                                        4.8%
Senior Secured Floating Rate Loan Interests                                3.2%
Closed End Fund                                                            1.5%
Asset Backed Securities                                                    1.0%
Municipal Bonds                                                            1.0%
Convertible Preferred Stocks                                               0.5%
Convertible Corporate Bond                                                 0.1%
U.S. Preferred Stock                                                       0.0%+

* Includes investments in Insurance Linked Securities totaling 0.2% of total investment portfolio.

+    Amount rounds to less than 0.1%.

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings based on country of domicile)

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

United States                                                              43.5%
United Kingdom                                                              6.4%
Canada                                                                      5.7%
Netherlands                                                                 4.0%
Argentina                                                                   3.9%
Australia                                                                   3.7%
New Zealand                                                                 3.6%
Japan                                                                       3.2%
Germany                                                                     3.1%
Egypt                                                                       2.2%
France                                                                      2.0%
Norway                                                                      1.5%
Mexico                                                                      1.4%
Nigeria                                                                     1.4%
Cote D'Ivoire                                                               1.2%
Luxembourg                                                                  1.1%
Italy                                                                       1.1%
Other (individually less than 1%)                                          11.0%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)**

 1. New Zealand Government Bond, 5.5%, 4/15/23                             3.56%
--------------------------------------------------------------------------------
 2. Australia Government Bond, 4.75%, 4/21/27                              3.30
--------------------------------------------------------------------------------
 3. Bundesrepublik Deutschland, 0.25%, 2/15/27                             3.08
--------------------------------------------------------------------------------
 4. International Finance Corp., 6.3%, 11/25/24                            2.70
--------------------------------------------------------------------------------
 5. Canadian Government Bond, 2.25%, 6/1/25                                2.54
--------------------------------------------------------------------------------
 6. Canadian Government Bond, 1.75%, 9/1/19                                2.48
--------------------------------------------------------------------------------
 7. Japan Government Ten Year Bond, 0.1%, 9/20/26                          2.25
--------------------------------------------------------------------------------
 8. United Kingdom Gilt, 3.5%, 1/22/45                                     1.69
--------------------------------------------------------------------------------
 9. Norway Government Bond, 4.5%, 5/22/19 (144A)                           1.52
--------------------------------------------------------------------------------
10. Pioneer ILS Interval Fund (l)                                          1.48
--------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

(l) Affiliated fund managed by Amundi Pioneer Asset Management, Inc., formerly Pioneer Investment Management, Inc. (the Adviser).

10 Pioneer Global Multisector Income Fund | Annual Report | 10/31/17

Prices and Distributions | 10/31/17

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                     10/31/17                     10/31/16
--------------------------------------------------------------------------------
           A                        $10.70                       $10.60
--------------------------------------------------------------------------------
           C                        $10.73                       $10.63
--------------------------------------------------------------------------------
           Y                        $10.80                       $10.69
--------------------------------------------------------------------------------

Distributions per Share: 11/1/16-10/31/17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                Net Investment     Short-Term      Long-Term       Tax Return
     Class          Income        Capital Gains   Capital Gains    of Capital
--------------------------------------------------------------------------------
       A           $0.1939          $0.0246         $0.0328          $0.0387
--------------------------------------------------------------------------------
       C           $0.1061          $0.0246         $0.0328          $0.0387
--------------------------------------------------------------------------------
       Y           $0.2231          $0.0246         $0.0328          $0.0387
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Bloomberg Barclays Global Aggregate Bond Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts appearing on pages 12-14.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/17 11

Performance Update | 10/31/17                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global Multisector Income Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays Global Aggregate Bond Index.

Average Annual Total Returns
(As of October 31, 2017)
--------------------------------------------------------------------------------
                                      Bloomberg
                                      Barclays
                Net       Public      Global
                Asset     Offering    Aggregate
                Value     Price       Bond
Period          (NAV)     (POP)       Index
--------------------------------------------------------------------------------
Life of Class
(12/27/2007)    4.25%      3.76%      2.99%
5 years         2.18       1.25       0.43
1 year          3.75      -0.92       1.18
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2017)
--------------------------------------------------------------------------------
                Gross     Net
--------------------------------------------------------------------------------
                2.69%     1.02%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Global                Bloomberg Barclays Global
                Multisector Income Fund       Aggregate Bond Index
12/07           $ 9,550                       $10,000
10/08           $ 9,100                       $ 9,589
10/09           $11,064                       $11,354
10/10           $11,861                       $12,136
10/11           $12,243                       $12,630
10/12           $12,975                       $13,078
10/13           $12,918                       $12,876
10/14           $13,326                       $12,905
10/15           $13,193                       $12,508
10/16           $13,931                       $13,207
10/17           $14,453                       $13,363

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2018, for Class A shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Global Multisector Income Fund | Annual Report | 10/31/17

Performance Update | 10/31/17                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global Multisector Income Fund during the periods shown, compared to that of the Bloomberg Barclays Global Aggregate Bond Index.

Average Annual Total Returns
(As of October 31, 2017)
--------------------------------------------------------------------------------
                                      Bloomberg
                                      Barclays
                                      Global
                                      Aggregate
                If        If          Bond
Period          Held      Redeemed    Index
--------------------------------------------------------------------------------
Life of Class
(12/27/2007)    3.37%     3.37%       2.99%
5 years         1.30      1.30        0.43
1 year          2.88      2.88        1.18
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2017)
--------------------------------------------------------------------------------
                Gross     Net
--------------------------------------------------------------------------------
                2.55%     1.92%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Global                Bloomberg Barclays Global
                Multisector Income Fund       Aggregate Bond Index
12/07           $10,000                       $10,000
10/08           $ 9,452                       $ 9,589
10/09           $11,395                       $11,354
10/10           $12,130                       $12,136
10/11           $12,420                       $12,630
10/12           $13,053                       $13,078
10/13           $12,891                       $12,876
10/14           $13,179                       $12,905
10/15           $12,932                       $12,508
10/16           $13,536                       $13,207
10/17           $13,926                       $13,363

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2018, for Class C shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/17 13

Performance Update | 10/31/17                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global Multisector Income Fund during the periods shown, compared to that of the Bloomberg Barclays Global Aggregate Bond Index.

Average Annual Total Returns
(As of October 31, 2017)
--------------------------------------------------------------------------------
                          Bloomberg
                          Barclays
                Net       Global
                Asset     Aggregate
                Value     Bond
Period          (NAV)     Index
--------------------------------------------------------------------------------
Life of Class
(12/27/2007)    4.50%     2.99%
5 years         2.44      0.43
1 year          4.10      1.18
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2017)
--------------------------------------------------------------------------------
                Gross     Net
--------------------------------------------------------------------------------
                1.43%     0.77%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                Pioneer Global                Bloomberg Barclays Global
                Multisector Income Fund       Aggregate Bond Index
12/07           $5,000,000                    $5,000,000
10/08           $4,767,893                    $4,794,284
10/09           $5,801,982                    $5,677,007
10/10           $6,235,980                    $6,067,959
10/11           $6,464,208                    $6,315,241
10/12           $6,867,704                    $6,538,878
10/13           $6,850,412                    $6,438,144
10/14           $7,084,387                    $6,452,339
10/15           $7,040,336                    $6,253,991
10/16           $7,444,084                    $6,603,621
10/17           $7,748,921                    $6,681,289

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2018, for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Global Multisector Income Fund | Annual Report | 10/31/17

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global Multisector Income Fund

Based on actual returns from May 1, 2017, through October 31, 2017.

--------------------------------------------------------------------------------
Share Class                                      A            C            Y
--------------------------------------------------------------------------------
Beginning Account Value on 5/1/17            $1,000.00    $1,000.00    $1,000.00
--------------------------------------------------------------------------------
Ending Account Value (after expenses)        $1,027.94    $1,023.68    $1,030.08
on 10/31/17
--------------------------------------------------------------------------------
Expenses Paid During Period*                 $    5.11    $    9.23    $    3.84
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.00%, 1.81% and 0.75% for Class A, Class C and Class Y shares respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/17 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global Multisector Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2017, through October 31, 2017.

-----------------------------------------------------------------------------------
Share Class                                      A              C              Y
-----------------------------------------------------------------------------------
Beginning Account Value on 5/1/17            $1,000.00      $1,000.00     $1,000.00
-----------------------------------------------------------------------------------
Ending Account Value (after expenses)        $1,020.16      $1,016.08     $1,021.42
on 10/31/17
-----------------------------------------------------------------------------------
Expenses Paid During Period*                 $    5.09      $    9.20     $    3.82
-----------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.00%, 1.81% and 0.75% for Class A, Class C and Class Y shares respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

16 Pioneer Global Multisector Income Fund | Annual Report | 10/31/17

Schedule of Investments | 10/31/17

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                         Value
-----------------------------------------------------------------------------------------------------
                           UNAFFILIATED ISSUERS -- 96.9%
                           CONVERTIBLE CORPORATE BOND --
                           0.0%+ of Net Assets
                           CAPITAL GOODS -- 0.0%+
                           Electrical Components & Equipment -- 0.0%+
           31,000(a)       General Cable Corp., 4.5%, 11/15/29                         $       29,779
                                                                                       --------------
                           Total Capital Goods                                         $       29,779
-----------------------------------------------------------------------------------------------------
                           TOTAL CONVERTIBLE CORPORATE BOND
                           (Cost $30,802)                                              $       29,779
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Shares
-----------------------------------------------------------------------------------------------------
                           PREFERRED STOCK -- 0.0%+ of Net Assets
                           DIVERSIFIED FINANCIALS -- 0.0%+
                           Consumer Finance -- 0.0%+
              231(b)       GMAC Capital Trust I, 7.1% (3 Month USD LIBOR +
                           579 bps), 2/15/40                                           $        6,066
                                                                                       --------------
                           Total Diversified Financials                                $        6,066
-----------------------------------------------------------------------------------------------------
                           TOTAL PREFERRED STOCK
                           (Cost $4,505)                                               $        6,066
-----------------------------------------------------------------------------------------------------
                           CONVERTIBLE PREFERRED STOCKS -- 0.5% of Net Assets
                           BANKS -- 0.5%
                           Diversified Banks -- 0.5%
               94(c)       Bank of America Corp., 7.25%                                $      121,914
               95(c)       Wells Fargo & Co., 7.5%                                            124,450
                                                                                       --------------
                           Total Banks                                                 $      246,364
-----------------------------------------------------------------------------------------------------
                           TOTAL CONVERTIBLE PREFERRED STOCKS
                           (Cost $220,127)                                             $      246,364
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)
-----------------------------------------------------------------------------------------------------
                           ASSET BACKED SECURITIES -- 0.9% of Net Assets
                           BANKS -- 0.8%
                           Thrifts & Mortgage Finance -- 0.8%
            6,172(b)       New Century Home Equity Loan Trust, Series 2005-1,
                           Class A2C, 1.938% (1 Month USD LIBOR + 70 bps),
                           3/25/35                                                     $        6,178
          100,000          Progress Residential Trust, Series 2017-SFR1, Class E,
                           4.261%, 8/17/34 (144A)                                             100,775
           95,821(a)       RCO Mortgage LLC, Series 2017-1, Class A1, 3.375%,
                           8/25/22 (144A)                                                      96,246
              381(a)       Structured Asset Securities Corp., Series 2004-19XS,
                           Class A6B, 5.052%, 10/25/34                                            390
           18,067(a)       Terwin Mortgage Trust, Series 2005-16HE, Class AF2,
                           4.761%, 9/25/36                                                     18,178
          121,153(d)       Towd Point Mortgage Trust, Series 2017-4, Class A1,
                           2.75%, 6/25/57 (144A)                                              121,446

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/17 17

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                         Value
-----------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
           62,686(a)       VOLT LVIII LLC, Series 2017-NPL5, Class A1, 3.375%,
                           5/28/47 (144A)                                              $       63,112
                                                                                       --------------
                           Total Banks                                                 $      406,325
-----------------------------------------------------------------------------------------------------
                           FOOD & STAPLES RETAILING -- 0.1%
                           Food Retail -- 0.1%
           44,491          CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2,
                           4.474%, 3/20/43 (144A)                                      $       44,818
                                                                                       --------------
                           Total Food & Staples Retailing                              $       44,818
-----------------------------------------------------------------------------------------------------
                           TOTAL ASSET BACKED SECURITIES
                           (Cost $448,992)                                             $      451,143
-----------------------------------------------------------------------------------------------------
                           COLLATERALIZED MORTGAGE OBLIGATIONS --
                           4.8% of Net Assets
                           BANKS -- 4.5%
                           Thrifts & Mortgage Finance -- 4.5%
           53,454(d)       Agate Bay Mortgage Trust, Series 2015-1, Class A13,
                           3.5%, 1/25/45 (144A)                                        $       54,083
           43,192(d)       Agate Bay Mortgage Trust, Series 2015-5, Class A3,
                           3.5%, 7/25/45 (144A)                                                43,943
            1,676(b)       Alternative Loan Trust, Series 2003-14T1, Class A9,
                           1.688% (1 Month USD LIBOR + 45 bps), 8/25/18                         1,268
          100,000(b)       Arbor Realty Commercial Real Estate Notes, Ltd.,
                           Series 2017-FL1, Class B, 3.739% (1 Month USD
                           LIBOR + 250 bps), 4/15/27 (144A)                                   100,500
          100,000(b)       BAMLL Commercial Mortgage Securities Trust,
                           Series 2014-FL1, Class B, 3.439% (1 Month USD
                           LIBOR + 220 bps), 12/15/31 (144A)                                  100,193
           80,000          BANK, Series 2017-BNK5, Class AS, 3.624%, 6/15/60                   81,369
           50,000          BANK, Series 2017-BNK4, Class B, 3.931%, 11/15/50                   51,496
           70,908(a)(e)    Bayview Commercial Asset Trust, Series 2007-2A,
                           Class IO, 7/25/37 (144A)                                                --
            3,394(d)       CHL Mortgage Pass-Through Trust, Series 2003-56,
                           Class 4A2, 3.646%, 12/25/33                                          3,454
          100,000          Citigroup Commercial Mortgage Trust, Series 2015-GC27,
                           Class A5, 3.137%, 2/10/48                                          101,277
           75,000(d)       Citigroup Commercial Mortgage Trust, Series 2014-GC25,
                           Class B, 4.345%, 10/10/47                                           78,260
          100,000(d)       Citigroup Commercial Mortgage Trust, Series 2014-GC19,
                           Class B, 4.805%, 3/10/47                                           106,793
          100,000(b)       CLNS Trust, Series 2017-IKPR, Class C, 2.337% (1 Month
                           USD LIBOR + 110 bps), 6/11/32 (144A)                               100,000
          100,000(b)       Cold Storage Trust, Series 2017-ICE3, Class C, 2.584%
                           (1 Month USD LIBOR + 135 bps), 4/15/36 (144A)                      100,407
           50,000          COMM Mortgage Trust, Series 2013-LC6, Class A4,
                           2.941%, 1/10/46                                                     50,851
          100,000(d)       COMM Mortgage Trust, Series 2015-CR25, Class B,
                           4.546%, 8/10/48                                                    106,660

The accompanying notes are an integral part of these financial statements.

18 Pioneer Global Multisector Income Fund | Annual Report | 10/31/17

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                         Value
-----------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
           90,000          Commercial Mortgage Pass Through Certificates,
                           Series 2012-CR3, Class A3, 2.822%, 10/15/45                 $       91,173
          100,000          CSAIL Commercial Mortgage Trust, Series 2016-C7,
                           Class A5, 3.502%, 11/15/49                                         103,444
           50,000(d)       CSAIL Commercial Mortgage Trust, Series 2016-C5,
                           Class C, 4.536%, 11/15/48                                           51,162
           25,000          GS Mortgage Securities Corp. II, Series 2013-GC10,
                           Class B, 3.682%, 2/10/46 (144A)                                     25,531
          150,000(d)       GS Mortgage Securities RE-Remic Trust, Series 2015-FRR1,
                           Class K3A, 3.496%, 6/27/41                                         149,259
          100,000(b)       IMT Trust, Series 2017-APTS, Class BFL, 2.189%
                           (1 Month USD LIBOR + 95 bps), 6/15/34 (144A)                       100,000
           61,793(b)       Interstar Millennium Trust, Series 2003-3G, Class A2,
                           1.83% (3 Month USD LIBOR + 50 bps), 9/27/35                         58,831
           75,000          JP Morgan Chase Commercial Mortgage Securities Trust,
                           Series 2012-LC9, Class A5, 2.84%, 12/15/47                          76,067
           28,985          JP Morgan Chase Commercial Mortgage Securities Trust,
                           Series 2011-C5, Class A3, 4.171%, 8/15/46                           30,567
           84,360(d)       JP Morgan Mortgage Trust, Series 2016-3, Class 2A1,
                           3.0%, 10/25/46 (144A)                                               85,441
           50,000          JPMBB Commercial Mortgage Securities Trust,
                           Series 2014-C22, Class A4, 3.801%, 9/15/47                          52,751
           35,895(d)       NRP Mortgage Trust, Series 2013-1, Class A1, 3.25%,
                           7/25/43 (144A)                                                      36,062
GBP        38,736(b)       Paragon Secured Finance No. 1 Plc, Series PSF 1A,
                           Class A, 0.68% (3 Month GBP LIBOR + 40 bps), 11/15/35               51,180
           23,971(d)       Sequoia Mortgage Trust, Series 2013-4, Class A2,
                           2.5%, 4/25/43                                                       23,362
           85,615(d)       Sequoia Mortgage Trust, Series 2012-3, Class A1, 3.5%,
                           7/25/42                                                             87,337
                                                                                       --------------
                           Total Banks                                                 $    2,102,721
-----------------------------------------------------------------------------------------------------
                           GOVERNMENT -- 0.3%
                           Government -- 0.3%
            6,335          Fannie Mae REMICS, Series 2009-36, Class HX,
                           4.5%, 6/25/29                                               $        6,709
           45,000(d)       FREMF Mortgage Trust, Series 2010-K9, Class B, 5.206%,
                           9/25/45 (144A)                                                      48,043
           50,000(d)       FREMF Mortgage Trust, Series 2015-K51, Class B, 3.953%,
                           10/25/48 (144A)                                                     51,357
           18,915          Government National Mortgage Association, Series
                           2005-61, Class UZ, 5.25%, 8/16/35                                   20,577
           23,548          Government National Mortgage Association, Series
                           2009-83, Class EB, 4.5%, 9/20/39                                    25,179
                                                                                       --------------
                           Total Government                                            $      151,865
-----------------------------------------------------------------------------------------------------
                           TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                           (Cost $2,273,908)                                           $    2,254,586
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/17 19

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                         Value
-----------------------------------------------------------------------------------------------------
                           CORPORATE BONDS -- 32.2% of Net Assets
                           AUTOMOBILES & COMPONENTS -- 0.2%
                           Automobile Manufacturers -- 0.2%
           35,000          Ford Motor Co., 4.346%, 12/8/26                             $       36,472
           35,000          General Motors Co., 6.6%, 4/1/36                                    41,884
                                                                                       --------------
                           Total Automobiles & Components                              $       78,356
-----------------------------------------------------------------------------------------------------
                           BANKS -- 7.6%
                           Diversified Banks -- 7.2%
          200,000          Access Bank Plc, 10.5%, 10/19/21 (144A)                     $      226,044
INR     2,160,000          Asian Development Bank, 5.9%, 12/20/22                              33,230
INR     2,100,000          Asian Development Bank, 6.2%, 10/6/26                               32,654
INR     1,740,000          Asian Development Bank, 6.45%, 8/8/21                               27,438
EUR       200,000(d)       Barclays Plc, 2.625% (5 Year EUR Swap Rate + 245 bps),
                           11/11/25                                                           242,628
EUR       150,000          BNP Paribas SA, 2.375%, 2/17/25                                    186,591
EUR       200,000          BPCE SA, 2.875%, 4/22/26                                           257,290
           75,000          Cooperatieve Rabobank UA, 3.875%, 2/8/22                            79,610
EUR       200,000(c)(d)    Erste Group Bank AG, 8.875% (5 Year EUR Swap
                           Rate + 902 bps)                                                    288,920
ARS     1,280,000(f)       European Bank for Reconstruction & Development, 2/1/19              57,910
INR    11,500,000          European Bank for Reconstruction & Development,
                           6.0%, 5/4/20                                                       179,568
          200,000          Finansbank AS, 4.875%, 5/19/22 (144A)                              197,282
EUR       200,000(d)       ING Groep NV, 3.0% (5 Year EUR Swap Rate + 285 bps),
                           4/11/28                                                            256,309
NZD       505,000          International Bank for Reconstruction & Development,
                           3.5%, 1/22/21                                                      354,476
NZD        45,000          International Bank for Reconstruction & Development,
                           4.625%, 10/6/21                                                     32,879
AUD       185,000          International Bank for Reconstruction & Development,
                           5.75%, 10/21/19                                                    151,688
INR     1,350,000          International Bank for Reconstruction & Development,
                           5.75%, 10/28/19                                                     20,936
EUR       200,000(c)(d)    Lloyds Banking Group Plc, 6.375% (5 Year EUR Swap
                           Rate + 529 bps)                                                    258,873
          100,000          Macquarie Bank, Ltd., 6.625%, 4/7/21 (144A)                        112,034
          200,000(c)(d)    Royal Bank of Scotland Group Plc, 8.0% (5 Year USD
                           Swap Rate + 572 bps)                                               228,640
EUR       200,000          UBS Group Funding Switzerland AG, 1.75%, 11/16/22                  247,696
                                                                                       --------------
                                                                                       $    3,472,696
-----------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- 0.4%
GBP       125,000          Nationwide Building Society, 3.0%, 5/6/26                   $      176,807
                                                                                       --------------
                           Total Banks                                                 $    3,649,503
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Global Multisector Income Fund | Annual Report | 10/31/17

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                         Value
-----------------------------------------------------------------------------------------------------
                           CAPITAL GOODS -- 0.8%
                           Aerospace & Defense -- 0.5%
           50,000          Embraer Netherlands Finance BV, 5.4%, 2/1/27                $       53,575
           65,000          Rockwell Collins, Inc., 3.2%, 3/15/24                               66,265
EUR       100,000          TA MFG., Ltd., 3.625%, 4/15/23 (144A)                              120,318
                                                                                       --------------
                                                                                       $      240,158
-----------------------------------------------------------------------------------------------------
                           Building Products -- 0.3%
           30,000          Masco Corp., 4.375%, 4/1/26                                 $       31,899
           19,000          Masco Corp., 5.95%, 3/15/22                                         21,314
           35,000          Owens Corning, 3.4%, 8/15/26                                        34,404
           35,000          Owens Corning, 4.2%, 12/1/24                                        36,809
           30,000          Standard Industries, Inc., 5.375%, 11/15/24 (144A)                  31,647
                                                                                       --------------
                                                                                       $      156,073
                                                                                       --------------
                           Total Capital Goods                                         $      396,231
-----------------------------------------------------------------------------------------------------
                           CONSUMER SERVICES -- 0.4%
                           Casinos & Gaming -- 0.1%
           50,000          Scientific Games International, Inc., 10.0%, 12/1/22        $       55,309
-----------------------------------------------------------------------------------------------------
                           Education Services -- 0.3%
           25,000          Massachusetts Institute of Technology, 5.6%, 7/1/11         $       33,524
           75,000          Tufts University, 5.017%, 4/15/12                                   84,332
                                                                                       --------------
                                                                                       $      117,856
                                                                                       --------------
                           Total Consumer Services                                     $      173,165
-----------------------------------------------------------------------------------------------------
                           DIVERSIFIED FINANCIALS -- 6.1%
                           Consumer Finance -- 3.5%
           40,000          Capital One Financial Corp., 3.75%, 7/28/26                 $       39,777
INR    81,420,000          International Finance Corp., 6.3%, 11/25/24                      1,273,992
INR    20,750,000          International Finance Corp., 8.25%, 6/10/21                        344,497
                                                                                       --------------
                                                                                       $    1,658,266
-----------------------------------------------------------------------------------------------------
                           Diversified Capital Markets -- 0.6%
EUR       200,000(c)(d)    Intesa Sanpaolo S.p.A., 7.75% (5 Year EUR Swap
                           Rate + 719 bps)                                             $      282,925
           10,000          Macquarie Group, Ltd., 6.0%, 1/14/20 (144A)                         10,768
                                                                                       --------------
                                                                                       $      293,693
-----------------------------------------------------------------------------------------------------
                           Investment Banking & Brokerage -- 0.3%
           75,000          Morgan Stanley, 4.1%, 5/22/23                               $       78,961
           50,000          Morgan Stanley, 4.875%, 11/1/22                                     54,144
                                                                                       --------------
                                                                                       $      133,105
-----------------------------------------------------------------------------------------------------
                           Other Diversified Financial Services -- 0.5%
IDR 2,440,000,000          European Investment Bank, 7.2%, 7/9/19 (144A)               $      181,586
NZD       100,000          JPMorgan Chase & Co., 4.25%, 11/2/18                                69,505
                                                                                       --------------
                                                                                       $      251,091
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/17 21

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                         Value
-----------------------------------------------------------------------------------------------------
                           Specialized Finance -- 1.2%
           56,000          Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)               $       61,216
          200,000          Gerdau Trade, Inc., 4.875%, 10/24/27 (144A)                        200,650
EUR       100,000          Holcim Finance Luxembourg SA, 2.25%, 5/26/28                       125,841
          200,000          MassMutual Global Funding II, 2.75%, 6/22/24 (144A)                199,042
                                                                                       --------------
                                                                                       $      586,749
                                                                                       --------------
                           Total Diversified Financials                                $    2,922,904
-----------------------------------------------------------------------------------------------------
                           ENERGY -- 5.7%
                           Integrated Oil & Gas -- 2.6%
EUR       175,000          BP Capital Markets Plc, 1.373%, 3/3/22                      $      215,121
          240,000          Petrobras Global Finance BV, 5.299%, 1/27/25 (144A)                240,780
          240,000          Petrobras Global Finance BV, 5.375%, 1/27/21                       252,300
          155,000          Petroleos Mexicanos, 3.5%, 1/30/23                                 151,327
EUR       200,000(d)       Repsol International Finance BV, 4.5% (EUR Swap
                           Rate + 420 bps), 3/25/75                                           259,769
ARS     2,154,200          YPF SA, 16.5%, 5/9/22 (144A)                                       114,809
                                                                                       --------------
                                                                                       $    1,234,106
-----------------------------------------------------------------------------------------------------
                           Oil & Gas Drilling -- 0.3%
           35,000          Freeport-McMoRan, Inc., 6.75%, 2/1/22                       $       36,400
          100,000          Rowan Cos., Inc., 4.75%, 1/15/24                                    88,750
                                                                                       --------------
                                                                                       $      125,150
-----------------------------------------------------------------------------------------------------
                           Oil & Gas Exploration & Production -- 0.7%
           75,000          Antero Resources Corp., 5.625%, 6/1/23                      $       78,562
           35,000          Canadian Natural Resources, Ltd., 6.25%, 3/15/38                    43,269
          100,000          Hilcorp Energy I LP / Hilcorp Finance Co., 5.75%,
                           10/1/25 (144A)                                                     102,375
          100,000          Range Resources Corp., 5.0%, 3/15/23                                98,998
                                                                                       --------------
                                                                                       $      323,204
-----------------------------------------------------------------------------------------------------
                           Oil & Gas Refining & Marketing -- 0.4%
          125,000          Phillips 66 Partners LP, 3.75%, 3/1/28                      $      125,475
           29,000          Valero Energy Corp., 6.625%, 6/15/37                                37,225
           21,000          Valero Energy Corp., 9.375%, 3/15/19                                23,035
                                                                                       --------------
                                                                                       $      185,735
-----------------------------------------------------------------------------------------------------
                           Oil & Gas Storage & Transportation -- 1.7%
           50,000          Boardwalk Pipelines LP, 4.95%, 12/15/24                     $       53,341
           55,000          Cheniere Energy Partners LP, 5.25%, 10/1/25 (144A)                  56,650
           25,000          DCP Midstream Operating LP, 9.75%, 3/15/19 (144A)                   27,250
           75,000          Enable Midstream Partners LP, 3.9%, 5/15/24                         75,617
          100,000          Energy Transfer Equity LP, 5.875%, 1/15/24                         108,500
          125,000          Kinder Morgan, Inc., 5.55%, 6/1/45                                 135,862
           40,000          MPLX LP, 4.875%, 12/1/24                                            43,502
           75,000          Plains All American Pipeline LP / PAA Finance Corp.,
                           4.65%, 10/15/25                                                     77,720

The accompanying notes are an integral part of these financial statements.

22 Pioneer Global Multisector Income Fund | Annual Report | 10/31/17

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                         Value
-----------------------------------------------------------------------------------------------------
                           Oil & Gas Storage & Transportation -- (continued)
           60,000          Sabine Pass Liquefaction LLC, 5.0%, 3/15/27                 $       64,553
           10,000          Spectra Energy Capital LLC, 6.75%, 7/15/18                          10,309
           60,000          Sunoco Logistics Partners Operations LP, 6.1%, 2/15/42              64,340
           75,000          Williams Cos., Inc., 5.75%, 6/24/44                                 79,500
           13,000          Williams Cos., Inc., 7.75%, 6/15/31                                 15,860
           15,000          Williams Partners LP, 5.1%, 9/15/45                                 16,070
                                                                                       --------------
                                                                                       $      829,074
                                                                                       --------------
                           Total Energy                                                $    2,697,269
-----------------------------------------------------------------------------------------------------
                           FOOD & STAPLES RETAILING -- 0.1%
                           Drug Retail -- 0.0%+
           12,186          CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)              $       13,656
-----------------------------------------------------------------------------------------------------
                           Food Retail -- 0.1%
           40,000          Alimentation Couche-Tard, Inc., 3.55%, 7/26/27 (144A)       $       40,135
                                                                                       --------------
                           Total Food & Staples Retailing                              $       53,791
-----------------------------------------------------------------------------------------------------
                           FOOD, BEVERAGE & TOBACCO -- 1.0%
                           Packaged Foods & Meats -- 1.0%
GBP       100,000          Boparan Finance Plc, 5.5%, 7/15/21 (144A)                   $      125,693
           70,000          Kraft Heinz Foods Co., 3.95%, 7/15/25                               72,635
          200,000          Marfrig Holdings Europe BV, 8.0%, 6/8/23 (144A)                    209,000
           90,000          Post Holdings, Inc., 5.0%, 8/15/26 (144A)                           90,450
                                                                                       --------------
                           Total Food, Beverage & Tobacco                              $      497,778
-----------------------------------------------------------------------------------------------------
                           HEALTH CARE EQUIPMENT & SERVICES -- 0.7%
                           Health Care Distributors -- 0.1%
           41,000          Cardinal Health, Inc., 3.079%, 6/15/24                      $       40,729
-----------------------------------------------------------------------------------------------------
                           Health Care Facilities -- 0.2%
           70,000          CHS/Community Health Systems, Inc., 6.875%, 2/1/22          $       50,662
           50,000          Kindred Healthcare, Inc., 6.375%, 4/15/22                           46,275
                                                                                       --------------
                                                                                       $       96,937
-----------------------------------------------------------------------------------------------------
                           Health Care Technology -- 0.2%
EUR       100,000          Quintiles IMS, Inc., 2.875%, 9/15/25 (144A)                 $      118,248
-----------------------------------------------------------------------------------------------------
                           Managed Health Care -- 0.2%
           30,000          Centene Corp., 5.625%, 2/15/21                              $       31,125
           25,000          Centene Corp., 6.125%, 2/15/24                                      26,875
           20,000          Humana, Inc., 3.95%, 3/15/27                                        20,655
                                                                                       --------------
                                                                                       $       78,655
                                                                                       --------------
                           Total Health Care Equipment & Services                      $      334,569
-----------------------------------------------------------------------------------------------------
                           INSURANCE -- 1.0%
                           Insurance Brokers -- 0.2%
          100,000          Brown & Brown, Inc., 4.2%, 9/15/24                          $      105,103
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/17 23

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                         Value
-----------------------------------------------------------------------------------------------------
                           Life & Health Insurance -- 0.1%
           45,000          Protective Life Corp., 7.375%, 10/15/19                     $       49,334
-----------------------------------------------------------------------------------------------------
                           Multi-line Insurance -- 0.2%
           60,000          AXA SA, 8.6%, 12/15/30                                      $       86,400
-----------------------------------------------------------------------------------------------------
                           Property & Casualty Insurance -- 0.3%
           35,000          Delphi Financial Group, Inc., 7.875%, 1/31/20               $       38,982
          100,000(d)       Farmers Insurance Exchange, 4.747% (3 Month USD
                           LIBOR + 323 bps), 11/1/57 (144A)                                   100,200
                                                                                       --------------
                                                                                       $      139,182
-----------------------------------------------------------------------------------------------------
                           Reinsurance -- 0.2%
           30,000+(g)(h)   Gullane Segregated Account (Artex SAC, Ltd.), Variable
                           Rate Notes, 11/30/20                                        $          654
           30,000+(g)(h)   Gullane Segregated Account (Artex SAC, Ltd.), Variable
                           Rate Notes, 11/30/21                                                29,406
           30,000+(g)(h)   Lorenz Re, Ltd. (Prime, Ltd.), Variable Rate Notes, 3/31/19          1,680
           30,000+(g)(h)   Lorenz Re, Ltd. (Prime, Ltd.), Variable Rate Notes, 3/31/20         27,027
           30,000+(g)(h)   Pangaea Re Segregated Account (Artex SAC, Ltd.), Series
                           2015-2, Variable Rate Notes, 7/1/19                                    312
           30,000+(g)(h)   Pangaea Re Segregated Account (Artex SAC, Ltd.), Series
                           2016-1, Variable Rate Notes, 2/1/20                                  1,983
           50,000+(g)(h)   Pangaea Re Segregated Account (Artex SAC, Ltd.), Series
                           2017-1, Variable Rate Notes, 11/30/21                               41,960
                                                                                       --------------
                                                                                       $      103,022
                                                                                       --------------
                           Total Insurance                                             $      483,041
-----------------------------------------------------------------------------------------------------
                           MATERIALS -- 1.1%
                           Construction Materials -- 0.3%
EUR       125,000          CRH Finance, DAC, 3.125%, 4/3/23                            $      166,546
-----------------------------------------------------------------------------------------------------
                           Diversified Chemicals -- 0.2%
           85,000          CF Industries, Inc., 3.45%, 6/1/23                          $       83,938
-----------------------------------------------------------------------------------------------------
                           Fertilizers & Agricultural Chemicals -- 0.2%
           85,000          Agrium, Inc., 5.25%, 1/15/45                                $       98,144
-----------------------------------------------------------------------------------------------------
                           Paper Packaging -- 0.4%
           50,000          International Paper Co., 4.8%, 6/15/44                      $       54,466
            5,000          International Paper Co., 6.0%, 11/15/41                              6,230
EUR       100,000          SIG Combibloc Holdings SCA, 7.75%, 2/15/23 (144A)                  122,907
                                                                                       --------------
                                                                                       $      183,603
                                                                                       --------------
                           Total Materials                                             $      532,231
-----------------------------------------------------------------------------------------------------
                           MEDIA -- 1.0%
                           Cable & Satellite -- 0.7%
          100,000          Charter Communications Operating LLC / Charter
                           Communications Operating Capital, 6.384%, 10/23/35          $      115,248
           60,000          Cox Communications, Inc., 3.35%, 9/15/26 (144A)                     58,883
EUR       150,000          Sky Plc, 1.5%, 9/15/21                                             182,722
                                                                                       --------------
                                                                                       $      356,853
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Global Multisector Income Fund | Annual Report | 10/31/17

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                         Value
-----------------------------------------------------------------------------------------------------
                           Movies & Entertainment -- 0.3%
EUR       100,000          WMG Acquisition Corp., 4.125%, 11/1/24 (144A)               $      123,537
                                                                                       --------------
                           Total Media                                                 $      480,390
-----------------------------------------------------------------------------------------------------
                           PHARMACEUTICALS, BIOTECHNOLOGY &
                           LIFE SCIENCES -- 0.4%
                           Biotechnology -- 0.2%
           80,000          AbbVie, Inc., 3.2%, 5/14/26                                 $       79,445
-----------------------------------------------------------------------------------------------------
                           Pharmaceuticals -- 0.2%
EUR       100,000          Valeant Pharmaceuticals International, Inc, 4.5%, 5/15/23   $       98,956
                                                                                       --------------
                           Total Pharmaceuticals, Biotechnology & Life Sciences        $      178,401
-----------------------------------------------------------------------------------------------------
                           REAL ESTATE -- 1.0%
                           Diversified REITs -- 0.4%
EUR       100,000(c)(d)    ATF Netherlands BV, 3.75% (5 Year EUR Swap
                           Rate + 438 bps)                                             $      123,257
           55,000          Essex Portfolio LP, 3.625%, 5/1/27                                  55,426
                                                                                       --------------
                                                                                       $      178,683
-----------------------------------------------------------------------------------------------------
                           Health Care REIT -- 0.1%
           60,000          Healthcare Trust of America Holdings LP, 3.75%, 7/1/27      $       60,013
-----------------------------------------------------------------------------------------------------
                           Office REITs -- 0.2%
           25,000          Alexandria Real Estate Equities, Inc., 3.9%, 6/15/23        $       25,904
           40,000          Alexandria Real Estate Equities, Inc., 4.6%, 4/1/22                 42,671
           35,000          Highwoods Realty LP, 3.625%, 1/15/23                                35,489
                                                                                       --------------
                                                                                       $      104,064
-----------------------------------------------------------------------------------------------------
                           Residential REIT -- 0.1%
           50,000          UDR, Inc., 4.0%, 10/1/25                                    $       52,124
-----------------------------------------------------------------------------------------------------
                           Specialized REIT -- 0.2%
          100,000          Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital
                           LLC, 6.0%, 4/15/23 (144A)                                   $      100,125
                                                                                       --------------
                           Total Real Estate                                           $      495,009
-----------------------------------------------------------------------------------------------------
                           RETAILING -- 0.1%
                           Internet & Direct Marketing Retail -- 0.1%
           50,000          Expedia, Inc., 3.8%, 2/15/28 (144A)                         $       48,645
           15,000          Priceline Group, Inc., 3.55%, 3/15/28                               15,120
                                                                                       --------------
                           Total Retailing                                             $       63,765
-----------------------------------------------------------------------------------------------------
                           SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.1%
                           Semiconductor Equipment -- 0.0%+
           25,000          Entegris, Inc., 6.0%, 4/1/22 (144A)                         $       26,125
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/17 25

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                         Value
-----------------------------------------------------------------------------------------------------
                           Semiconductors -- 0.1%
           25,000          Broadcom Corp. / Broadcom Cayman Finance, Ltd.,
                           3.125%, 1/15/25 (144A)                                      $       24,792
           15,000          Broadcom Corp. / Broadcom Cayman Finance, Ltd.,
                           3.625%, 1/15/24 (144A)                                              15,492
                                                                                       --------------
                                                                                       $       40,284
                                                                                       --------------
                           Total Semiconductors & Semiconductor Equipment              $       66,409
-----------------------------------------------------------------------------------------------------
                           TECHNOLOGY HARDWARE & EQUIPMENT -- 0.5%
                           Electronic Components -- 0.3%
           41,000          Amphenol Corp., 3.2%, 4/1/24                                $       41,322
EUR       100,000          Belden, Inc., 2.875%, 9/15/25 (144A)                               116,787
                                                                                       --------------
                                                                                       $      158,109
-----------------------------------------------------------------------------------------------------
                           Electronic Manufacturing Services -- 0.2%
          100,000          Flex, Ltd., 4.625%, 2/15/20                                 $      104,352
                                                                                       --------------
                           Total Technology Hardware & Equipment                       $      262,461
-----------------------------------------------------------------------------------------------------
                           TELECOMMUNICATION SERVICES -- 2.0%
                           Integrated Telecommunication Services -- 0.8%
           40,000          Frontier Communications Corp., 7.125%, 1/15/23              $       30,712
            7,000          Frontier Communications Corp., 8.5%, 4/15/20                         6,921
GBP       100,000          Koninklijke KPN NV, 5.0%, 11/18/26                                 156,999
EUR       125,000(c)(d)    Orange SA, 5.0% (5 Year EUR Swap Rate + 399 bps)                   171,911
           25,000          Unison Ground Lease Funding LLC, 2.981%, 3/15/20 (144A)             24,550
                                                                                       --------------
                                                                                       $      391,093
-----------------------------------------------------------------------------------------------------
                           Wireless Telecommunication Services -- 1.2%
           30,000          Crown Castle Towers LLC, 4.883%, 8/15/20 (144A)             $       31,678
          200,000          Digicel, Ltd., 6.0%, 4/15/21 (144A)                                196,732
          200,000          MTN Mauritius Investment, Ltd., 6.5%, 10/13/26 (144A)              216,000
           50,000          SBA Tower Trust, 2.877%, 7/9/21 (144A)                              49,625
           50,000          Sprint Corp., 7.25%, 9/15/21                                        54,500
                                                                                       --------------
                                                                                       $      548,535
                                                                                       --------------
                           Total Telecommunication Services                            $      939,628
-----------------------------------------------------------------------------------------------------
                           TRANSPORTATION -- 0.0%+
                           Airlines -- 0.0% +
            6,114          Delta Air Lines 2010-2 Class A Pass Through Trust,
                           4.95%, 5/23/19                                              $        6,304
           15,000          Delta Air Lines, Inc., 2.875%, 3/13/20                              15,148
                                                                                       --------------
                           Total Transportation                                        $       21,452
-----------------------------------------------------------------------------------------------------
                           UTILITIES -- 2.4%
                           Electric Utilities -- 1.8%
EUR       100,000          EDP Finance BV, 1.875%, 9/29/23                             $      124,802
EUR       100,000(c)(d)    Electricite de France SA, 4.25% (EUR Swap Rate + 302 bps)          124,224
          100,000          Electricite de France SA, 6.0%, 1/22/14 (144A)                     111,154

The accompanying notes are an integral part of these financial statements.

26 Pioneer Global Multisector Income Fund | Annual Report | 10/31/17

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                         Value
-----------------------------------------------------------------------------------------------------
                           Electric Utilities -- (continued)
          200,000(d)       Enel S.p.A., 8.75% (5 Year USD Swap Rate + 588 bps),
                           9/24/73 (144A)                                              $      247,000
GBP        75,000          innogy Finance BV, 5.625%, 12/6/23                                 120,425
           85,000          NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27                87,547
           50,000(c)(d)    Southern California Edison Co., 6.25% (3 Month USD
                           LIBOR + 420 bps)                                                    56,437
           10,000          West Penn Power Co., 5.95%, 12/15/17 (144A)                         10,048
                                                                                       --------------
                                                                                       $      881,637
-----------------------------------------------------------------------------------------------------
                           Gas Utilities -- 0.6%
           15,000          Boston Gas Co., 3.15%, 8/1/27 (144A)                        $       14,989
GBP       125,000          Cadent Finance Plc, 2.125%, 9/22/28                                160,284
           83,420          Nakilat, Inc., 6.267%, 12/31/33 (144A)                              97,602
                                                                                       --------------
                                                                                       $      272,875
                                                                                       --------------
                           Total Utilities                                             $    1,154,512
-----------------------------------------------------------------------------------------------------
                           TOTAL CORPORATE BONDS
                           (Cost $14,502,088)                                          $   15,480,865
-----------------------------------------------------------------------------------------------------
                           U.S. GOVERNMENT AND AGENCY
                           OBLIGATIONS -- 17.5% of Net Assets
           25,680          Fannie Mae, 3.0%, 5/1/31                                    $       26,385
           45,068          Fannie Mae, 3.0%, 2/1/43                                            45,387
           28,856          Fannie Mae, 3.0%, 3/1/43                                            29,061
           33,601          Fannie Mae, 3.0%, 5/1/43                                            33,801
           29,535          Fannie Mae, 3.0%, 5/1/43                                            29,773
           32,891          Fannie Mae, 3.0%, 6/1/45                                            33,058
           23,259          Fannie Mae, 3.0%, 9/1/46                                            23,285
           46,699          Fannie Mae, 3.0%, 10/1/46                                           46,752
           65,903          Fannie Mae, 3.0%, 11/1/46                                           65,978
           47,504          Fannie Mae, 3.0%, 1/1/47                                            47,762
           34,512          Fannie Mae, 3.0%, 3/1/47                                            34,551
           31,573          Fannie Mae, 3.5%, 2/1/29                                            32,812
           52,581          Fannie Mae, 3.5%, 6/1/42                                            54,415
          143,778          Fannie Mae, 3.5%, 9/1/42                                           148,480
          150,140          Fannie Mae, 3.5%, 5/1/44                                           155,037
           91,661          Fannie Mae, 3.5%, 2/1/45                                            95,034
           34,691          Fannie Mae, 3.5%, 2/1/45                                            35,902
           23,327          Fannie Mae, 3.5%, 6/1/45                                            24,065
           46,997          Fannie Mae, 3.5%, 8/1/45                                            48,346
           20,442          Fannie Mae, 3.5%, 8/1/45                                            21,029
           67,244          Fannie Mae, 3.5%, 9/1/45                                            69,246
           22,090          Fannie Mae, 3.5%, 9/1/45                                            22,873
          103,630          Fannie Mae, 3.5%, 10/1/45                                          106,902
           23,482          Fannie Mae, 3.5%, 1/1/46                                            24,156
           25,491          Fannie Mae, 3.5%, 7/1/46                                            26,222

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/17 27

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                         Value
-----------------------------------------------------------------------------------------------------
                           U.S. GOVERNMENT AND AGENCY
                           OBLIGATIONS -- (continued)
           37,828          Fannie Mae, 3.5%, 9/1/46                                    $       38,913
           71,380          Fannie Mae, 3.5%, 12/1/46                                           73,429
           49,001          Fannie Mae, 3.5%, 1/1/47                                            50,407
           48,066          Fannie Mae, 3.5%, 1/1/47                                            49,743
           38,131          Fannie Mae, 3.5%, 1/1/47                                            39,342
          119,362          Fannie Mae, 3.5%, 2/1/47                                           122,788
           92,730          Fannie Mae, 3.5%, 5/1/47                                            95,392
           86,352          Fannie Mae, 3.5%, 5/1/47                                            88,831
           72,667          Fannie Mae, 3.5%, 7/1/47                                            74,753
           44,469          Fannie Mae, 3.5%, 7/1/47                                            45,745
          141,570          Fannie Mae, 3.5%, 8/1/47                                           145,633
          234,115          Fannie Mae, 3.5%, 10/1/47                                          240,835
           40,877          Fannie Mae, 4.0%, 10/1/40                                           43,684
           88,132          Fannie Mae, 4.0%, 1/1/42                                            92,877
           16,672          Fannie Mae, 4.0%, 2/1/42                                            17,569
          130,872          Fannie Mae, 4.0%, 10/1/43                                          138,503
           44,736          Fannie Mae, 4.0%, 11/1/43                                           47,444
           19,869          Fannie Mae, 4.0%, 10/1/44                                           20,878
           95,155          Fannie Mae, 4.0%, 11/1/44                                           99,958
           79,750          Fannie Mae, 4.0%, 10/1/45                                           83,734
          108,908          Fannie Mae, 4.0%, 11/1/45                                          115,558
           57,216          Fannie Mae, 4.0%, 12/1/45                                           60,070
           44,744          Fannie Mae, 4.0%, 6/1/46                                            46,976
           43,166          Fannie Mae, 4.0%, 8/1/46                                            45,324
           24,533          Fannie Mae, 4.0%, 11/1/46                                           25,766
           22,559          Fannie Mae, 4.0%, 11/1/46                                           23,696
          163,651          Fannie Mae, 4.0%, 1/1/47                                           171,978
           42,395          Fannie Mae, 4.0%, 4/1/47                                            44,774
           38,823          Fannie Mae, 4.0%, 4/1/47                                            40,805
           24,038          Fannie Mae, 4.0%, 4/1/47                                            25,391
           72,982          Fannie Mae, 4.0%, 6/1/47                                            76,723
           24,857          Fannie Mae, 4.0%, 6/1/47                                            26,130
           23,544          Fannie Mae, 4.0%, 7/1/47                                            24,744
           40,831          Fannie Mae, 4.0%, 8/1/47                                            42,937
           25,000          Fannie Mae, 4.0%, 11/1/47 (TBA)                                     26,240
            7,702          Fannie Mae, 4.5%, 11/1/40                                            8,326
           15,724          Fannie Mae, 4.5%, 12/1/40                                           17,004
           15,189          Fannie Mae, 4.5%, 4/1/41                                            16,346
           10,779          Fannie Mae, 4.5%, 5/1/41                                            11,706
           36,365          Fannie Mae, 4.5%, 11/1/43                                           38,940
           47,946          Fannie Mae, 4.5%, 2/1/44                                            51,324
           39,501          Fannie Mae, 4.5%, 2/1/44                                            42,294
           40,534          Fannie Mae, 4.5%, 5/1/46                                            43,348

The accompanying notes are an integral part of these financial statements.

28 Pioneer Global Multisector Income Fund | Annual Report | 10/31/17

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                         Value
-----------------------------------------------------------------------------------------------------
                           U.S. GOVERNMENT AND AGENCY
                           OBLIGATIONS -- (continued)
           42,803          Fannie Mae, 4.5%, 2/1/47                                    $       45,780
           40,546          Fannie Mae, 5.0%, 8/1/31                                            44,051
           16,881          Fannie Mae, 5.0%, 6/1/40                                            18,344
           11,405          Fannie Mae, 5.5%, 10/1/35                                           12,663
           14,567          Federal Home Loan Mortgage Corp., 3.0%, 9/1/42                      14,666
           16,791          Federal Home Loan Mortgage Corp., 3.0%, 1/1/43                      16,905
           32,790          Federal Home Loan Mortgage Corp., 3.0%, 2/1/43                      33,015
           62,980          Federal Home Loan Mortgage Corp., 3.0%, 4/1/43                      63,411
           38,332          Federal Home Loan Mortgage Corp., 3.0%, 4/1/43                      38,592
           18,049          Federal Home Loan Mortgage Corp., 3.0%, 5/1/43                      18,158
           23,620          Federal Home Loan Mortgage Corp., 3.0%, 9/1/46                      23,678
           24,627          Federal Home Loan Mortgage Corp., 3.0%, 12/1/46                     24,681
           69,843          Federal Home Loan Mortgage Corp., 3.0%, 2/1/47                      70,004
           18,348          Federal Home Loan Mortgage Corp., 3.5%, 10/1/42                     18,986
           95,859          Federal Home Loan Mortgage Corp., 3.5%, 6/1/45                      99,222
          116,229          Federal Home Loan Mortgage Corp., 3.5%, 11/1/45                    119,849
           20,109          Federal Home Loan Mortgage Corp., 3.5%, 3/1/46                      20,687
           83,963          Federal Home Loan Mortgage Corp., 3.5%, 7/1/46                      87,059
          117,167          Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                     121,241
           94,371          Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                      97,490
           36,046          Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                      37,233
           70,208          Federal Home Loan Mortgage Corp., 3.5%, 12/1/46                     72,650
           24,849          Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                      25,563
           59,085          Federal Home Loan Mortgage Corp., 3.5%, 7/1/47                      60,781
           58,914          Federal Home Loan Mortgage Corp., 3.5%, 8/1/47                      60,605
          115,990          Federal Home Loan Mortgage Corp., 4.0%, 1/1/44                     121,898
           34,779          Federal Home Loan Mortgage Corp., 4.0%, 2/1/44                      36,833
          199,604          Federal Home Loan Mortgage Corp., 4.0%, 5/1/44                     209,585
           13,509          Federal Home Loan Mortgage Corp., 4.0%, 12/1/44                     14,179
           22,107          Federal Home Loan Mortgage Corp., 4.0%, 1/1/46                      23,205
           37,772          Federal Home Loan Mortgage Corp., 4.0%, 2/1/46                      39,648
          111,890          Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                     117,446
           48,545          Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                      51,309
           48,582          Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                      50,994
           24,752          Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                      26,161
           24,378          Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                      25,766
          119,855          Federal Home Loan Mortgage Corp., 4.0%, 5/1/47                     125,806
          224,249          Federal Home Loan Mortgage Corp., 4.0%, 10/1/47                    235,384
           45,383          Federal Home Loan Mortgage Corp., 4.5%, 6/1/41                      48,658
           80,860          Federal Home Loan Mortgage Corp., 4.5%, 5/1/47                      86,380
           23,973          Federal Home Loan Mortgage Corp., 5.0%, 9/1/38                      26,172
           27,892          Federal Home Loan Mortgage Corp., 5.0%, 10/1/38                     30,451
            4,376          Federal Home Loan Mortgage Corp., 5.0%, 5/1/39                       4,805

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/17 29

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                         Value
-----------------------------------------------------------------------------------------------------
                           U.S. GOVERNMENT AND AGENCY
                           OBLIGATIONS -- (continued)
            7,211          Federal Home Loan Mortgage Corp., 5.0%, 12/1/39             $        7,929
           18,192          Federal Home Loan Mortgage Corp., 6.0%, 8/1/37                      20,645
           16,106          Federal Home Loan Mortgage Corp., 6.5%, 1/1/38                      18,320
           35,965          Federal Home Loan Mortgage Corp., 6.5%, 4/1/38                      39,931
           59,388          Government National Mortgage Association I,
                           3.5%, 11/15/41                                                      61,846
           10,547          Government National Mortgage Association I, 3.5%,
                           10/15/42                                                            11,003
           33,953          Government National Mortgage Association I, 3.5%,
                           8/15/46                                                             35,304
           44,088          Government National Mortgage Association I, 4.0%,
                           4/15/45                                                             46,380
           62,576          Government National Mortgage Association I, 4.0%,
                           6/15/45                                                             65,806
           30,243          Government National Mortgage Association I, 4.5%,
                           1/15/40                                                             32,692
           24,509          Government National Mortgage Association I, 4.5%,
                           9/15/40                                                             26,451
           12,059          Government National Mortgage Association I, 4.5%,
                           10/15/40                                                            12,903
           21,935          Government National Mortgage Association I, 4.5%,
                           7/15/41                                                             23,596
           36,678          Government National Mortgage Association II, 3.0%,
                           9/20/46                                                             37,146
           35,108          Government National Mortgage Association II, 4.5%,
                           9/20/41                                                             37,743
           23,366          Government National Mortgage Association II, 4.5%,
                           10/20/44                                                            24,796
           50,099          Government National Mortgage Association II, 4.5%,
                           11/20/44                                                            53,163
          172,000          Government National Mortgage Association II, 4.5%,
                           10/20/47                                                           182,868
          300,000(f)       U.S. Treasury Bill, 11/24/17                                       299,814
          427,478          U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45              408,677
          203,418          U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47             200,793
          233,143          U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46               237,015
           75,000          U.S. Treasury Note, 2.25%, 8/15/27                                  74,174
                                                                                       --------------
                                                                                       $    8,396,159
-----------------------------------------------------------------------------------------------------
                           TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                           (Cost $8,346,112)                                           $    8,396,159
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Global Multisector Income Fund | Annual Report | 10/31/17

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                         Value
-----------------------------------------------------------------------------------------------------
                           FOREIGN GOVERNMENT BONDS -- 36.8% of Net Assets
                           Argentina -- 3.6%
          100,000          Argentine Republic Government International Bond,
                           6.875%, 1/26/27                                             $      109,000
          300,000          Argentine Republic Government International Bond,
                           7.5%, 4/22/26                                                      339,000
          250,000          City of Buenos Aires Argentina, 7.5%, 6/1/27 (144A)                279,283
ARS     1,349,000(f)       Letras del Banco Central de la Republica Argentina, 4/18/18         67,583
          300,000          Provincia de Buenos Aires, 9.125%, 3/16/24 (144A)                  349,500
          300,000          Provincia de Buenos Aires, 9.95%, 6/9/21 (144A)                    348,795
          210,000          Provincia de Entre Rios Argentina, 8.75%, 2/8/25 (144A)            227,325
                                                                                       --------------
                                                                                       $    1,720,486
-----------------------------------------------------------------------------------------------------
                           Australia -- 3.2%
AUD     1,725,000          Australia Government Bond, 4.75%, 4/21/27                   $    1,553,625
-----------------------------------------------------------------------------------------------------
                           Austria -- 0.2%
EUR        50,000          Republic of Austria Government Bond, 4.15%, 3/15/37
                           (144A)                                                      $       88,682
-----------------------------------------------------------------------------------------------------
                           Bahrain -- 0.4%
          200,000          Bahrain Government International Bond, 7.0%,
                           10/12/28 (144A)                                             $      205,512
-----------------------------------------------------------------------------------------------------
                           Brazil -- 0.5%
          228,000          Brazil Minas SPE via State of Minas Gerais, 5.333%,
                           2/15/28 (144A)                                              $      231,990
-----------------------------------------------------------------------------------------------------
                           Canada -- 4.9%
CAD     1,500,000          Canadian Government Bond, 1.75%, 9/1/19                     $    1,171,185
CAD     1,500,000          Canadian Government Bond, 2.25%, 6/1/25                          1,197,755
                                                                                       --------------
                                                                                       $    2,368,940
-----------------------------------------------------------------------------------------------------
                           Cote D'Ivoire -- 1.2%
EUR       100,000          Ivory Coast Government International Bond, 5.125%,
                           6/15/25 (144A)                                              $      123,056
          415,000          Ivory Coast Government International Bond, 6.375%,
                           3/3/28 (144A)                                                      430,893
                                                                                       --------------
                                                                                       $      553,949
-----------------------------------------------------------------------------------------------------
                           Ecuador -- 0.7%
          200,000          Ecuador Government International Bond, 8.875%,
                           10/23/27 (144A)                                             $      204,622
          105,263(b)       EP PetroEcuador via Noble Sovereign Funding I, Ltd.,
                           6.961% (3 Month USD LIBOR + 563 bps), 9/24/19                      107,158
                                                                                       --------------
                                                                                       $      311,780
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/17 31

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                         Value
-----------------------------------------------------------------------------------------------------
                           Egypt -- 2.2%
          220,000          Egypt Government International Bond, 7.5%, 1/31/27
                           (144A)                                                      $      243,890
EGP    10,750,000(f)       Egypt Treasury Bills, 3/6/18                                       573,103
EGP     4,700,000(f)       Egypt Treasury Bills, 5/15/18                                      242,510
                                                                                       --------------
                                                                                       $    1,059,503
-----------------------------------------------------------------------------------------------------
                           Gabon -- 0.8%
          400,000          Gabon Government International Bond, 6.375%,
                           12/12/24 (144A)                                             $      392,064
-----------------------------------------------------------------------------------------------------
                           Germany -- 3.0%
EUR     1,250,000          Bundesrepublik Deutschland, 0.25%, 2/15/27                  $    1,451,299
-----------------------------------------------------------------------------------------------------
                           Honduras -- 0.7%
          315,000          Honduras Government International Bond, 6.25%,
                           1/19/27 (144A)                                              $      339,687
-----------------------------------------------------------------------------------------------------
                           Japan -- 3.2%
JPY   120,000,000          Japan Government Ten Year Bond, 0.1%, 9/20/26               $    1,061,557
JPY    50,000,000          Japan Government Ten Year Bond, 1.0%, 12/20/21                     459,725
                                                                                       --------------
                                                                                       $    1,521,282
-----------------------------------------------------------------------------------------------------
                           Mexico -- 1.1%
MXN     3,830,000          Mexican Bonos, 4.75%, 6/14/18                               $      196,961
MXN     2,400,000          Mexican Bonos, 6.5%, 6/9/22                                        122,616
MXN       300,000          Mexican Bonos, 7.5%, 6/3/27                                         15,893
MXN     3,353,592          Mexican Udibonos, 2.0%, 6/9/22                                     165,905
                                                                                       --------------
                                                                                       $      501,375
-----------------------------------------------------------------------------------------------------
                           New Zealand -- 3.5%
NZD     2,125,000          New Zealand Government Bond, 5.5%, 4/15/23                  $    1,678,476
-----------------------------------------------------------------------------------------------------
                           Nigeria -- 0.9%
          408,000          Africa Finance Corp., 4.375%, 4/29/20 (144A)                $      421,891
-----------------------------------------------------------------------------------------------------
                           Norway -- 1.5%
NOK     5,500,000          Norway Government Bond, 4.5%, 5/22/19 (144A)                $      714,162
-----------------------------------------------------------------------------------------------------
                           Oman -- 0.4%
          200,000          Oman Government International Bond, 5.375%,
                           3/8/27 (144A)                                               $      205,277
-----------------------------------------------------------------------------------------------------
                           Paraguay -- 0.4%
          200,000          Paraguay Government International Bond, 4.7%,
                           3/27/27 (144A)                                              $      210,000
-----------------------------------------------------------------------------------------------------
                           Senegal -- 0.4%
          200,000          Senegal Government International Bond, 6.25%,
                           5/23/33 (144A)                                              $      206,730
-----------------------------------------------------------------------------------------------------
                           Sri Lanka -- 0.5%
          200,000          Sri Lanka Government International Bond, 6.2%,
                           5/11/27 (144A)                                              $      212,550
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Global Multisector Income Fund | Annual Report | 10/31/17

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                         Value
-----------------------------------------------------------------------------------------------------
                           Sweden -- 0.7%
SEK     2,300,000          Sweden Government Bond, 2.5%, 5/12/25                       $      318,978
-----------------------------------------------------------------------------------------------------
                           Turkey -- 0.3%
          140,000          Hazine Mustesarligi Varlik Kiralama AS, 5.004%,
                           4/6/23 (144A)                                               $      142,552
-----------------------------------------------------------------------------------------------------
                           United Kingdom -- 2.3%
GBP       450,000          United Kingdom Gilt, 3.5%, 1/22/45                          $      794,317
GBP       150,000          United Kingdom Gilt, 4.25%, 9/7/39                                 282,632
                                                                                       --------------
                                                                                       $    1,076,949
-----------------------------------------------------------------------------------------------------
                           Uruguay -- 0.2%
UYU     2,910,000          Uruguay Government International Bond, 9.875%,
                           6/20/22 (144A)                                              $      105,939
-----------------------------------------------------------------------------------------------------
                           TOTAL FOREIGN GOVERNMENT BONDS
                           (Cost $17,706,800)                                          $   17,593,678
-----------------------------------------------------------------------------------------------------
                           MUNICIPAL BONDS -- 1.0% of Net Assets (i)
                           Municipal Higher Education -- 0.2%
           25,000          Baylor University, Series A, 4.313%, 3/1/42                 $       26,029
           25,000          California Educational Facilities Authority, Stanford
                           University, Series U-7, 5.0%, 6/1/46                                33,500
           15,000          Massachusetts Development Finance Agency, Harvard
                           University, Series A, 5.0%, 7/15/40                                 19,797
           50,000          University of Virginia, Refunding General Green,
                           Series A-2, 5.0%, 4/1/45                                            57,570
                                                                                       --------------
                                                                                       $      136,896
-----------------------------------------------------------------------------------------------------
                           Municipal General -- 0.4%
           70,000          JobsOhio Beverage System, Series B, 3.985%, 1/1/29          $       74,297
           20,000          JobsOhio Beverage System, Series B, 4.532%, 1/1/35                  21,920
           30,000          Virginia Commonwealth Transportation Board,
                           Transportation Capital Projects, 4.0%, 5/15/31                      32,416
           30,000          Virginia Commonwealth Transportation Board,
                           Transportation Capital Projects, 4.0%, 5/15/32                      32,229
                                                                                       --------------
                                                                                       $      160,862
-----------------------------------------------------------------------------------------------------
                           Municipal Obligation -- 0.2%
           50,000(j)       State of Texas, Transportation Commission Mobility Fund,
                           Series A, 4.0%, 10/1/44                                     $       52,812
           50,000(j)       State of Washington, Series R-2015D, 5.0%, 7/1/30                   59,304
                                                                                       --------------
                                                                                       $      112,116
-----------------------------------------------------------------------------------------------------
                           Municipal School District -- 0.2%
           25,000(j)       Frisco Independent School District, 4.0%, 8/15/40           $       26,440
           25,000(j)       Frisco Independent School District, 4.0%, 8/15/45           $       26,323
                                                                                       --------------
                                                                                       $       52,763
-----------------------------------------------------------------------------------------------------
                           TOTAL MUNICIPAL BONDS
                           (Cost $447,887)                                             $      462,637
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/17 33

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                         Value
-----------------------------------------------------------------------------------------------------
                           SENIOR SECURED FLOATING RATE LOAN
                           INTERESTS -- 3.2% of Net Assets*(b)
                           AUTOMOBILES & COMPONENTS -- 0.2%
                           Auto Parts & Equipment -- 0.2%
           49,375          American Axle & Manufacturing, Inc., Tranche B Term
                           Loan, 3.556% (LIBOR + 225 bps), 4/6/24                      $       49,463
           49,389          Electrical Components International, Inc., Term Loan,
                           6.085% (LIBOR + 475 bps), 5/28/21                                   49,806
                                                                                       --------------
                           Total Automobiles & Components                              $       99,269
-----------------------------------------------------------------------------------------------------
                           CAPITAL GOODS -- 0.2%
                           Aerospace & Defense -- 0.1%
           50,000(k)       MacDonald, Dettwiler and Associates, Ltd., Initial Term B
                           Loan, 10/4/24                                               $       50,357
-----------------------------------------------------------------------------------------------------
                           Industrial Conglomerates -- 0.1%
           49,625          Milacron LLC, Term B Loan, 4.242% (LIBOR + 300 bps),
                           9/28/23                                                     $       49,956
                                                                                       --------------
                           Total Capital Goods                                         $      100,313
-----------------------------------------------------------------------------------------------------
                           CONSUMER DURABLES & APPAREL -- 0.1%
                           Footwear -- 0.1%
           49,750          Regal Cinemas Corp., New Term Loan, 3.242%
                           (LIBOR + 200 bps), 4/1/22                                   $       49,795
                                                                                       --------------
                           Total Consumer Durables & Apparel                           $       49,795
-----------------------------------------------------------------------------------------------------
                           CONSUMER SERVICES -- 0.1%
                           Specialized Consumer Services -- 0.1%
           49,624          KUEHG Corp. (fka KC MergerSub, Inc.), Term B-2 Loan,
                           5.083% (LIBOR + 375 bps), 8/12/22                           $       49,847
                                                                                       --------------
                           Total Consumer Services                                     $       49,847
-----------------------------------------------------------------------------------------------------
                           DIVERSIFIED FINANCIALS -- 0.6%
                           Other Diversified Financial Services -- 0.5%
          235,000          Commonwealth of The Bahamas, First Lien Term Loan,
                           5.266% (LIBOR + 375 bps), 9/30/19                           $      235,000
-----------------------------------------------------------------------------------------------------
                           Specialized Finance -- 0.1%
           49,646          1011778 BC Unlimited Liability Co. (New Red Finance, Inc.)
                           (aka Burger King/Tim Hortons), Term B-3 Loan,
                           3.528% (LIBOR + 225 bps), 2/16/24                           $       49,718
                                                                                       --------------
                           Total Diversified Financials                                $      284,718
-----------------------------------------------------------------------------------------------------
                           FOOD, BEVERAGE & TOBACCO -- 0.1%
                           Packaged Foods & Meats -- 0.1%
           25,000          Give and Go Prepared Foods Corp., First Lien 2017 Term
                           Loan, 5.564% (LIBOR + 425 bps), 7/29/23                     $       25,336
                                                                                       --------------
                           Total Food, Beverage & Tobacco                              $       25,336
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Global Multisector Income Fund | Annual Report | 10/31/17

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                         Value
-----------------------------------------------------------------------------------------------------
                           HEALTH CARE EQUIPMENT & SERVICES -- 0.2%
                           Health Care Facilities -- 0.1%
           49,112          Kindred Healthcare, Inc., New Term Loan, 4.875%
                           (LIBOR + 350 bps), 4/9/21                                   $       49,348
-----------------------------------------------------------------------------------------------------
                           Health Care Technology -- 0.1%
           24,875          Change Healthcare Holdings, Inc. (fka Emdeon, Inc.),
                           Closing Date Term Loan, 3.992% (LIBOR + 275 bps),
                           3/1/24                                                      $       25,037
                                                                                       --------------
                           Total Health Care Equipment & Services                      $       74,385
-----------------------------------------------------------------------------------------------------
                           HOUSEHOLD & PERSONAL PRODUCTS -- 0.2%
                           Personal Products -- 0.2%
           99,497          Revlon Consumer Products Corp., Initial Term Loan B,
                           4.742% (LIBOR + 350 bps), 9/7/23                            $       86,252
                                                                                       --------------
                           Total Household & Personal Products                         $       86,252
-----------------------------------------------------------------------------------------------------
                           INSURANCE -- 0.1%
                           Life & Health Insurance -- 0.1%
           49,873          Integro Parent, Inc., First Lien Initial Term Loan, 7.113%
                           (LIBOR + 575 bps), 10/31/22                                 $       49,873
                                                                                       --------------
                           Total Insurance                                             $       49,873
-----------------------------------------------------------------------------------------------------
                           MATERIALS -- 0.1%
                           Steel -- 0.1%
           49,625          Zekelman Industries, Inc. (fka JMC Steel Group, Inc.),
                           Term Loan, 4.073% (LIBOR + 275 bps), 6/14/21                $       49,953
                                                                                       --------------
                           Total Materials                                             $       49,953
-----------------------------------------------------------------------------------------------------
                           MEDIA -- 0.1%
                           Cable & Satellite -- 0.1%
           49,000(k)       UPC Financing Partnership, Facility AR, 1/15/26             $       49,221
                                                                                       --------------
                           Total Media                                                 $       49,221
-----------------------------------------------------------------------------------------------------
                           PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                           SCIENCES -- 0.3%
                           Pharmaceuticals -- 0.3%
           99,750          Endo Luxembourg Finance Company I S.a.r.l., Initial Term
                           Loan, 5.5% (LIBOR + 425 bps), 4/29/24                       $      101,172
           49,598          RPI Finance Trust, Initial Term Loan B-6, 3.333%
                           (LIBOR + 200 bps), 3/27/23                                          49,843
                                                                                       --------------
                           Total Pharmaceuticals, Biotechnology & Life Sciences        $      151,015
-----------------------------------------------------------------------------------------------------
                           REAL ESTATE -- 0.2%
                           Retail REIT -- 0.2%
           98,987          DTZ US Borrower LLC, First Lien 2015-1 Additional Term
                           Loan, 4.586% (LIBOR + 325 bps), 11/4/21                     $       99,621
                                                                                       --------------
                           Total Real Estate                                           $       99,621
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/17 35

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                         Value
-----------------------------------------------------------------------------------------------------
                           RETAILING -- 0.2%
                           Automotive Retail -- 0.1%
           49,625          CWGS Group LLC, Term Loan, 4.238% (LIBOR +
                           300-375 bps), 11/8/23                                       $       50,131
-----------------------------------------------------------------------------------------------------
                           Specialty Stores -- 0.1%
           50,000          Staples, Inc., Closing Date Term Loan, 5.31% (LIBOR +
                           400 bps), 9/12/24                                           $       47,290
                                                                                       --------------
                           Total Retailing                                             $       97,421
-----------------------------------------------------------------------------------------------------
                           SOFTWARE & SERVICES -- 0.2%
                           Internet Software & Services -- 0.0%+
           24,875          Rackspace Hosting, Inc., First Lien 2017 Refinancing
                           Term B Loan, 4.311% (LIBOR + 300 bps), 11/3/23              $       24,873
-----------------------------------------------------------------------------------------------------
                           IT Consulting & Other Services -- 0.1%
           24,911          Go Daddy Operating Co., LLC (GD Finance Co., Inc.),
                           Initial Term Loan, 3.742% (LIBOR + 250 bps), 2/15/24        $       25,049
-----------------------------------------------------------------------------------------------------
                           Systems Software -- 0.1%
            6,000          MA FinanceCo., LLC (aka Micro Focus International Plc),
                           Tranche B-3 Term Loan, 3.989% (LIBOR + 275 bps),
                           6/21/24                                                     $        6,012
           44,000          Seattle Spinco, Inc. (aka Micro Focus International Plc),
                           Initial Term Loan, 3.988% (LIBOR + 275 bps), 6/21/24                44,091
                                                                                       --------------
                                                                                       $       50,103
                                                                                       --------------
                           Total Software & Services                                   $      100,025
-----------------------------------------------------------------------------------------------------
                           TELECOMMUNICATION SERVICE -- 0.3%
                           Integrated Telecommunication Services -- 0.2%
          100,000          CenturyLink, Inc., Initial Term B Loan, 2.75% (Ticking
                           Fee + 275 bps), 1/31/25                                     $       98,802
-----------------------------------------------------------------------------------------------------
                           Wireless Telecommunication Services -- 0.1%
           49,750          Sprint Communications, Inc., Initial Term Loan, 3.75%
                           (LIBOR + 250 bps), 2/2/24                                   $       49,954
                                                                                       --------------
                           Total Telecommunication Service                             $      148,756
-----------------------------------------------------------------------------------------------------
                           TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
                           (Cost $1,518,496)                                           $    1,515,800
-----------------------------------------------------------------------------------------------------
                           TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 96.9%
                           (Cost $45,499,717)                                          $   46,437,077
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Global Multisector Income Fund | Annual Report | 10/31/17

-----------------------------------------------------------------------------------------------------
                                                          Net          Change in Net
                                                          Realized     Unrealized
                                                          Gain         Appreciation
 Shares                                         Income    (Loss)       (Depreciation)  Value
-----------------------------------------------------------------------------------------------------
                           AFFILIATED ISSUER -- 1.5%
                           CLOSED-END FUND --
                           1.5% of Net Assets
                           INSURANCE -- 1.5%
                           Property & Casualty
                           Insurance -- 1.5%
           72,732          Pioneer ILS Interval
                           Fund(l)              46,809    (338)        (80,092)        $      699,686
                                                                                       --------------
                           Total Insurance                                             $      699,686
-----------------------------------------------------------------------------------------------------
                           TOTAL CLOSED-END FUND
                           (Cost $758,052)                                             $      699,686
-----------------------------------------------------------------------------------------------------
                           TOTAL INVESTMENTS IN AFFILIATED ISSUER -- 1.5%
                           (Cost -- $758,052)                                          $      699,686
-----------------------------------------------------------------------------------------------------
                           OTHER ASSETS AND LIABILITIES -- 1.6%                        $      784,038
-----------------------------------------------------------------------------------------------------
                           NET ASSETS -- 100.0%                                        $   47,920,801
=====================================================================================================

BPS       Basis Point.

LIBOR     London Interbank Offered Rate.

REIT      Real Estate Investment Trust.

REMICS    Real Estate Mortgage Investment Conduits.

FREMF     Freddie Mac Multifamily Fixed-Rate Mortgage Loans.

(TBA)     "To Be Announced" Securities.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2017, the value of these securities amounted to $11,172,861, or 23.3% of total net assets.

+         Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at October 31, 2017.

+ Securities that used significant unobservable inputs to determine their value.

(a) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at October 31, 2017.

(b) Floating rate note. The Coupon rate, reference index and spread shown at October 31, 2017.

(c)       Security is perpetual in nature and has no stated maturity date.

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/17 37

(d) The interest rate is subject to change periodically. The interest rate, reference index and spread shown at October 31, 2017.

(e) Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.

(f) Security issued with a zero coupon. Income is recognized through accretion of discount.

(g) Structured reinsurance investment. At October 31, 2017, the value of these securities amounted to $103,022, or 0.2% of total net assets. See Notes to Financial Statements -- Note 1I.

(h)       Rate to be determined.

(i)       Consists of Revenue Bonds unless otherwise indicated.

(j)       Represents a General Obligation Bond.

(k) This term loan will settle after October 31, 2017, at which time the interest rate will be determined.

(l) Affiliated fund managed by Amundi Pioneer Asset Management, Inc., formerly Pioneer Investment Management, Inc. (the "Adviser").

The accompanying notes are an integral part of these financial statements.

38 Pioneer Global Multisector Income Fund | Annual Report | 10/31/17

SWAP CONTRACTS
CENTRALLY CLEARED DEFAULT SWAP CONTRACT - SELL PROTECTION

----------------------------------------------------------------------------------------------------------------
                      Obligation                         Annual
Notional              Reference/            Pay/         Fixed     Expiration   Premiums   Unrealized    Market
Amount ($)(1)         Index                 Receive(2)   Rate      Date         Paid       Appreciation  Value
----------------------------------------------------------------------------------------------------------------
336,253               Markit CDX North      Pay          5.00%     12/20/19     $18,246    $5,411        $23,657
                      America High Yield
                      Index Series 23
----------------------------------------------------------------------------------------------------------------

CREDIT DEFAULT SWAP CONTRACT - SELL PROTECTION
OVER THE COUNTER (OTC)

----------------------------------------------------------------------------------------------------------------------------
                                       Obligation                  Annual
 Notional                              Reference/      Pay/        Fixed     Expiration    Premiums   Unrealized    Market
 Amount ($)(1)      Counterparty       Index           Receive(2)  Rate      Date          (Received) Appreciation  Value
----------------------------------------------------------------------------------------------------------------------------
      50,000        Morgan Stanley     Diamond         Pay         1.00%     12/20/19      $(1,873)   $2,605        $    732
                    Capital            Offshore
                    Services LLC       Drilling, Inc.
----------------------------------------------------------------------------------------------------------------------------
 TOTAL SWAP CONTRACTS                                                                      $16,373    $8,016        $ 24,389
============================================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)  Pays Quarterly

FUTURES CONTRACTS
FIXED INCOME INDEX FUTURES CONTRACTS

----------------------------------------------------------------------------------------------------------------------------
  Number of                                                                                                 Net Unrealized
  Contracts                            Expiration               Notional               Market               Appreciation
  Long            Description          Date                     Amount                 Value                (Depreciation)
----------------------------------------------------------------------------------------------------------------------------
       2          Euro-Bund            12/07/2017               $    378,369           $   379,208          $       839
       5          Euro BUXL            12/07/2017                    968,698               967,649               (1,049)
                  30 Year Bond
       2          U.S. 2 Year          12/29/2017                    432,500               430,719               (1,781)
                  Note (CBT)
      10          U.S. Ultra           12/19/2017                  1,662,890             1,647,813              (15,077)
                  Bond (CBT)
----------------------------------------------------------------------------------------------------------------------------
                                                                $  3,442,457           $ 3,425,389          $   (17,068)
============================================================================================================================

----------------------------------------------------------------------------------------------------------------------------
  Number of                                                                                                 Net Unrealized
  Contracts                            Expiration               Notional               Market               Appreciation
  (Short)         Description          Date                     Amount                 Value                (Depreciation)
----------------------------------------------------------------------------------------------------------------------------
      17          Euro-BOBL            12/07/2017               $  2,608,120           $ 2,609,903          $    (1,783)
      22          U.S. 5 Year          12/29/2017                  2,603,237             2,578,125               25,112
                  Note (CBT)
      43          U.S. 10 Year         12/19/2017                  5,444,165             5,372,312               71,853
                  Note (CBT)
       2          U.S. 10 Year Ultra   12/19/2017                    271,995               267,844                4,151
----------------------------------------------------------------------------------------------------------------------------
                                                                $ 10,927,517           $10,828,184          $    99,333
----------------------------------------------------------------------------------------------------------------------------
  TOTAL FUTURES CONTRACTS                                       $  7,485,060           $ 7,402,795          $    82,265
============================================================================================================================

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/17 39

FORWARD FOREIGN CURRENCY CONTRACTS

--------------------------------------------------------------------------------------------------------------
                                                                                              Net Unrealized
 Currency                       Currency                                        Settlement    Appreciation
 Purchased    In Exchange for   Sold     Deliver           Counterparty         Date          (Depreciation)
--------------------------------------------------------------------------------------------------------------
 USD                  346,369   INR         22,302,702     Bank of America NA   11/09/17      $  2,245
 USD                  475,172   NZD            677,035     Bank of America NA   11/24/17        12,148
 IDR            1,481,876,069   USD            110,107     Bank of America NA   11/09/17          (905)
 CZK               12,685,636   EUR            492,447     Citibank NA          11/20/17         2,051
 JPY              272,076,654   NZD          3,390,000     Citibank NA          11/17/17        75,623
 EUR                  755,582   USD            890,883     Citibank NA          11/21/17        (9,718)
 EUR                1,334,197   USD          1,570,586     Citibank NA          11/21/17       (14,635)
 NOK                3,000,000   USD            377,134     Citibank NA          11/20/17        (9,856)
 USD                  262,388   ZAR          3,572,651     Citibank NA          11/13/17        10,314
 CHF                  525,000   EUR            455,974     Goldman Sachs        11/20/17        (5,051)
                                                           International
 JPY              290,296,853   KRW      2,963,945,790     Goldman Sachs        11/10/17       (96,513)
                                                           International
 BRL                1,580,501   USD            477,926     Goldman Sachs        1/31/18           (549)
                                                           International
 PHP               12,715,000   USD            251,384     Goldman Sachs        11/03/17        (4,964)
                                                           International
 USD                1,710,882   AUD          2,187,278     JP Morgan Chase      11/06/17        36,586
                                                           Bank NA
 USD                  249,045   PHP         12,715,000     JP Morgan Chase      11/03/17         2,626
                                                           Bank NA
 IDR            6,382,915,845   THB         15,839,000     JP Morgan Chase      11/27/17        (7,118)
                                                           Bank NA
 EUR                1,400,000   USD          1,692,031     JP Morgan Chase      12/11/17       (57,363)
                                                           Bank NA
 USD                1,205,090   CAD          1,527,315     State Street Bank    11/10/17        20,538
                                                           & Trust Co.

 GBP                  175,000   EUR            196,139     State Street Bank    11/20/17         3,847
                                                           & Trust Co.

 SEK                8,644,563   EUR            898,723     State Street Bank    11/13/17       (13,946)
                                                           & Trust Co.

 EUR                  100,268   GBP             89,565     State Street Bank    11/20/17        (2,104)
                                                           & Trust Co.

 USD                  236,435   GBP            179,138     State Street Bank    11/21/17        (1,644)
                                                           & Trust Co.

 USD                  582,819   HUF        152,026,473     State Street Bank    1/25/18         11,518
                                                           & Trust Co.

 USD                  156,582   NZD            218,968     State Street Bank    11/06/17         6,777
                                                           & Trust Co.

 USD                  194,272   NZD            270,521     State Street Bank    11/17/17         9,237
                                                           & Trust Co.

 EUR                  207,000   USD            240,358     State Street Bank    11/30/17         1,170
                                                           & Trust Co.

 GBP                  425,000   USD            560,693     State Street Bank    11/21/17         4,143
                                                           & Trust Co.

 SEK               10,429,816   USD          1,247,280     State Street Bank    11/30/17         1,109
                                                           & Trust Co.

 ZAR                3,575,155   USD            251,792     State Street Bank    11/13/17           459
                                                           & Trust Co.
--------------------------------------------------------------------------------------------------------------
 TOTAL FORWARD FOREIGN CURRENCY CONTRACTS                                                     $(23,975)
==============================================================================================================

The accompanying notes are an integral part of these financial statements.

40 Pioneer Global Multisector Income Fund | Annual Report | 10/31/17

Principal amounts are denominated in U.S. dollars unless otherwise noted.

    ARS       Argentine Peso
    AUD       Australian Dollar
    BRL       Brazilian Real
    CAD       Canadian Dollar
    CHF       Swiss Franc
    CZK       Czech Koruna
    EGP       Egyptian Pound
    EUR       Euro
    GBP       Great British Pound
    HUF       Hungarian Forint
    IDR       Indonesian Rupiah
    INR       Indian Rupee
    JPY       Japanese Yen
    KRW       South Korean Won
    MXN       Mexican Peso
    NOK       Norwegian Krone
    NZD       New Zealand Dollar
    PHP       Philippine Peso
    SEK       Swedish Krona
    THB       Thai Baht
    UYU       Uruguayan Peso
    ZAR       South African Rand

At October 31, 2017, the net unrealized appreciation on investments based on cost for federal tax purposes of $46,346,307 was as follows:

    Aggregate gross unrealized appreciation for all investments in which
       there is an excess of value over tax cost                                 $ 2,247,195

    Aggregate gross unrealized depreciation for all investments in which
       there is an excess of tax cost over value                                  (1,374,060)
                                                                                 -----------
    Net unrealized appreciation                                                  $   873,135
                                                                                 ===========

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2017 were as follows:

--------------------------------------------------------------------------------
                                                   Purchases       Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government                          $15,664,288     $11,093,098
Other Long-Term Securities                         $35,311,090     $18,893,503

The Fund is permitted to engage in purchase and sale transactions (cross trades) with certain funds and accounts for which the Adviser serves as the investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended October 31, 2017, the Fund engaged in purchases and sales pursuant to these procedures amounting to $0 and $51,082, respectively, which resulted in a net realized gain of $3,645.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

    Level 1 -- quoted prices in active markets for identical securities.

    Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

    Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/17 41

The following is a summary of the inputs used as of October 31, 2017, in valuing the Fund's investments.

-------------------------------------------------------------------------------------
                                        Level 1   Level 2      Level 3   Total
-------------------------------------------------------------------------------------
Convertible Corporate Bond              $     --  $    29,779  $     --  $    29,779
Preferred Stock                            6,066           --        --        6,066
Convertible Preferred Stocks             246,364           --        --      246,364
Asset Backed Securities                       --      451,143        --      451,143
Collateralized Mortgage Obligations           --    2,254,586        --    2,254,586
Corporate Bonds
   Insurance
     Reinsurance                              --           --   103,022      103,022
   All Other Corporate Bonds                  --   15,377,843        --   15,377,843
U.S. Government and Agency Obligations        --    8,396,159        --    8,396,159
Foreign Government Bonds                      --   17,593,678        --   17,593,678
Municipal Bonds                               --      462,637        --      462,637
Senior Secured Floating Rate
   Loan Interests                             --    1,515,800        --    1,515,800
Closed-End Fund                          699,686           --        --      699,686
------------------------------------------------------------------------------------
Total Investments in Securities         $952,116  $46,081,625  $103,022  $47,136,763
====================================================================================


--------------------------------------------------------------------------------------------
                                           Level 1     Level 2       Level 3        Total
--------------------------------------------------------------------------------------------
Other Financial Instruments
Net unrealized appreciation
   on futures contracts                    $ 82,265    $        --   $     --   $    82,265
Net unrealized depreciation
   on forward foreign currency contracts         --        (23,975)        --       (23,975)
Swap contracts, at value                         --    $    24,389         --   $    24,389
--------------------------------------------------------------------------------------------
Total Other Financial Instruments          $ 82,265    $       414   $     --   $    82,679
============================================================================================

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

--------------------------------------------------------------------------------
                                                                      Corporate
                                                                      Bonds
--------------------------------------------------------------------------------
Balance as of 10/31/16                                                $ 126,790
Realized gain (loss)(1)                                                   2,747
Change In unrealized appreciation (depreciation)(2)                     (23,409)
Accrued discounts/premiums                                                  (79)
Purchases                                                               110,000
Sales                                                                  (113,027)
Transfers in to Level 3*                                                     --
Transfers out of Level 3*                                                    --
--------------------------------------------------------------------------------
Balance as of 10/31/17                                                $ 103,022
================================================================================

(1)  Realized gain (loss) on these securities is included in net realized gain
     (loss) on investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the year ended October 31, 2017, there were no transfers between Levels 1, 2 and 3.

      Net change in unrealized depreciation of Level 3 investments still
      held and considered Level 3 at October 31, 2017:                        $(17,253)
                                                                              --------


The accompanying notes are an integral part of these financial statements.

42 Pioneer Global Multisector Income Fund | Annual Report | 10/31/17

Statement of Assets and Liabilities | 10/31/17

ASSETS:
  Investment in unaffiliated issuers, at value (cost $45,499,717)    $46,437,077
  Investment in affiliated issuers, at value (cost $758,052)             699,686
  Cash                                                                    26,478
  Foreign currencies, at value (cost $445,430)                           436,742
  Swap contracts, at value (net premiums paid $16,373)                    24,389
  Variation margin for centrally cleared swap contracts                      185
  Variation margin for futures contracts                                  12,225
  Swaps collateral                                                        25,084
  Futures collateral                                                     161,550
  Net unrealized appreciation on futures contracts                        82,265
  Receivables --
     Investment securities sold                                          296,815
     Fund shares sold                                                     27,041
     Interest                                                            403,540
     Due from the Adviser                                                 29,458
  Other assets                                                            27,975
--------------------------------------------------------------------------------
         Total assets                                                $48,690,510
================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                 $   367,562
     Fund shares repurchased                                              67,902
     Distributions                                                        71,961
     Professional fees                                                    46,626
     Transfer Agent fees                                                  49,063
     Trustees' fees                                                          650
  Due to broker for futures                                               82,371
  Due to broker for swaps                                                 23,936
  Net unrealized depreciation on forward foreign currency contracts       23,975
  Due to affiliates                                                        6,460
  Accrued expenses                                                        29,203
--------------------------------------------------------------------------------
        Total liabilities                                            $   769,709
================================================================================
NET ASSETS:
  Paid-in capital                                                    $47,126,509
  Distributions in excess of net investment income                       (61,861)
  Accumulated net realized gain on investments                           (82,265)
  Net unrealized appreciation on investments                             938,418
--------------------------------------------------------------------------------
         Net assets                                                  $47,920,801
================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $23,251,698/2,173,349 shares)                    $     10.70
  Class C (based on $10,024,476/934,101 shares)                      $     10.73
  Class Y (based on $14,644,627/1,356,169 shares)                    $     10.80
MAXIMUM OFFERING PRICE:
  Class A ($10.70 (divided by) 95.5%)                                $     11.20
================================================================================

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/17 43

Statement of Operations

For the Year Ended 10/31/17

INVESTMENT INCOME:
  Interest from unaffiliated issuers                                  $1,662,231
  Dividends from unaffiliated issuers                                     11,680
  Dividends from affiliated issuers                                       46,809
-----------------------------------------------------------------------------------------------
         Total investment income                                                    $1,720,720
-----------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                     $  210,356
  Administrative expense                                                  33,678
  Transfer agent fees
     Class A                                                             151,896
     Class C                                                               3,627
     Class Y                                                               2,175
  Distribution fees
     Class A                                                              53,317
     Class C                                                              85,090
  Shareholder communications expense                                       6,016
  Custodian fees                                                          63,402
  Registration fees                                                       52,588
  Professional fees                                                       56,361
  Printing expense                                                        36,274
  Pricing expense                                                         38,371
  Trustees' fees                                                           7,175
  Miscellaneous                                                           18,311
-----------------------------------------------------------------------------------------------
     Total expenses                                                                 $  818,637
     Less fees waived and expenses reimbursed
         by the Adviser                                                               (338,112)
-----------------------------------------------------------------------------------------------
     Net expenses                                                                   $  480,525
-----------------------------------------------------------------------------------------------
         Net investment income                                                      $1,240,195
-----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                              $ (498,259)
     Investments in affiliated issuers                                      (338)
     Futures contracts                                                    46,453
     Swap contracts                                                       11,816
     Forward foreign currency contracts                                  239,485
     Other assets and liabilities denominated in
        foreign currencies                                                33,414    $ (167,429)
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                              $1,153,278
     Investments in affiliated issuers                                   (80,092)
     Futures contracts                                                    54,777
     Swap contracts                                                        4,146
     Forward foreign currency contracts                                 (115,907)
     Other assets and liabilities denominated in foreign currencies       (2,807)   $1,013,395
-----------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments                                   $  845,966
-----------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                              $2,086,161
===============================================================================================

The accompanying notes are an integral part of these financial statements.

44 Pioneer Global Multisector Income Fund | Annual Report | 10/31/17

Statements of Changes in Net Assets

----------------------------------------------------------------------------------------
                                                            Year Ended     Year Ended
                                                            10/31/17       10/31/16*
----------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                       $  1,240,195   $    847,139
Net realized (loss) on investments                              (167,429)      (526,527)
Change in net unrealized appreciation on investments           1,013,395      1,196,933
----------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations  $  2,086,161   $  1,517,545
========================================================================================
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.19 and $0.28 per share, respectively)        $   (379,152)      (353,498)
   Class C ($0.10 and $0.19 per share, respectively)             (77,730)       (80,543)
   Class Y ($0.22 and $0.31 per share, respectively)            (311,287)      (343,125)
Tax return of capital:
   Class A ($0.04 and $0.08 per share, respectively)             (83,787)      (104,457)
   Class C ($0.04 and $0.08 per share, respectively)             (34,110)       (34,504)
   Class Y ($0.04 and $0.08 per share, respectively)             (58,205)       (88,241)
Net realized gain:
   Class A ($0.06 and $0.00 per share, respectively)            (124,161)            --
   Class C ($0.06 and $0.00 per share, respectively)             (52,182)            --
   Class Y ($0.06 and $0.00 per share, respectively)             (82,869)            --
----------------------------------------------------------------------------------------
       Total distributions to shareowners                   $ (1,203,483)  $ (1,004,368)
========================================================================================
FROM TRUST SHARE TRANSACTIONS:
Net proceeds from sales of shares                           $ 32,624,032   $  4,445,955
Reinvestment of distributions                                    425,141        501,412
Cost of shares repurchased                                   (14,727,405)    (5,772,331)
----------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
      Fund share transactions                               $ 18,321,768   $   (824,964)
----------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                    $ 19,204,446   $   (311,787)
NET ASSETS:
Beginning of year                                           $ 28,716,355   $ 29,028,142
----------------------------------------------------------------------------------------
End of year                                                 $ 47,920,801   $ 28,716,355
----------------------------------------------------------------------------------------
Distributions in excess of net investment income            $    (61,861)  $   (136,437)
========================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/17 45

-------------------------------------------------------------------------------------
                               Year Ended   Year Ended     Year Ended   Year Ended
                               10/31/17     10/31/17       10/31/16*    10/31/16*
                               Shares       Amount         Shares       Amount
-------------------------------------------------------------------------------------
Class A
Shares sold                    1,332,849    $13,903,813     252,692     $  2,632,483
Reinvestment of distributions     30,403        321,073      38,692          401,821
Less shares repurchased         (471,394)    (4,975,818)   (234,361)      (2,430,066)
-------------------------------------------------------------------------------------
      Net increase               891,858    $ 9,249,068      57,023     $    604,238
=====================================================================================
Class C
Shares sold                      621,101    $ 6,507,819     112,725     $  1,164,736
Reinvestment of distributions      5,130         54,428       6,441           67,019
Less shares repurchased         (103,349)    (1,099,330)   (102,171)      (1,056,421)
-------------------------------------------------------------------------------------
      Net increase               522,882    $ 5,462,917      16,995     $    175,334
=====================================================================================
Class Y
Shares sold                    1,159,480    $12,212,400      62,209     $    648,736
Reinvestment of distributions      4,636         49,640       3,104           32,572
Less shares repurchased         (815,102)    (8,652,257)   (218,162)      (2,285,844)
-------------------------------------------------------------------------------------
      Net increase
         (decrease)              349,014    $ 3,609,783    (152,849)    $ (1,604,536)
=====================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

The accompanying notes are an integral part of these financial statements.

46 Pioneer Global Multisector Income Fund | Annual Report | 10/31/17

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------
                                                               Year         Year        Year        Year      Year
                                                               Ended        Ended       Ended       Ended     Ended
                                                               10/31/17     10/31/16*   10/31/15*   10/31/14* 10/31/13
-----------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                           $ 10.60      $ 10.40     $ 10.91     $ 10.98   $ 11.49
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                $  0.30(a)   $  0.31(a)  $  0.31(a)  $  0.38   $  0.30
   Net realized and unrealized gain (loss) on investments         0.09         0.25       (0.41)      (0.04)    (0.35)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations             $  0.39      $  0.56     $ (0.10)    $  0.34   $ (0.05)
-----------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                       $ (0.19)     $ (0.28)    $ (0.31)    $ (0.35)  $ (0.29)
   Net realized gain                                             (0.06)          --       (0.10)      (0.06)    (0.17)
   Tax return of capital                                         (0.04)       (0.08)         --          --        --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                            $ (0.29)     $ (0.36)    $ (0.41)    $ (0.41)  $ (0.46)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $  0.10      $  0.20     $ (0.51)    $ (0.07)  $ (0.51)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $ 10.70      $ 10.60     $ 10.40     $ 10.91   $ 10.98
=======================================================================================================================
Total return(b)                                                   3.75%        5.59%      (1.00)%      3.16%    (0.45)%
Ratio of net expenses to average net assets (c)                   1.00%        1.00%       1.00%       1.01%     1.00%
Ratio of net investment income (loss) to average net assets       2.83%        2.99%       2.87%       3.57%     3.36%
Portfolio turnover rate                                             70%          37%         34%         51%       33%
Net assets, end of period (in thousands)                       $23,252      $13,579     $12,737     $11,601   $ 6,888
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets (c)                       2.13%        2.67%       2.67%       2.52%     2.05%
   Net investment income (loss) to average net assets             1.70%        1.32%       1.20%       2.06%     2.31%
=======================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)  Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00% and 0.01%, respectively.

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/17 47

-----------------------------------------------------------------------------------------------------------------------
                                                               Year         Year        Year        Year      Year
                                                               Ended        Ended       Ended       Ended     Ended
                                                               10/31/17     10/31/16*   10/31/15*   10/31/14* 10/31/13
-----------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                           $ 10.63      $ 10.43     $ 10.94     $ 11.01   $ 11.51
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                $  0.21(a)   $  0.22(a)  $  0.21(a)  $  0.29   $  0.20
   Net realized and unrealized gain (loss) on investments         0.09         0.25       (0.41)      (0.05)    (0.34)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations             $  0.30      $  0.47     $ (0.20)    $  0.24   $ (0.14)
-----------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                       $ (0.10)     $ (0.19)    $ (0.21)    $ (0.25)  $ (0.19)
   Net realized gain                                             (0.06)          --       (0.10)      (0.06)    (0.17)
   Tax return of capital                                         (0.04)       (0.08)         --          --        --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                            $ (0.20)     $ (0.27)    $ (0.31)    $ (0.31)  $ (0.36)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $  0.10      $  0.20     $ (0.51)    $ (0.07)  $ (0.50)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $ 10.73      $ 10.63     $ 10.43     $ 10.94   $ 11.01
=======================================================================================================================
Total return (b)                                                  2.88%        4.67%      (1.87)%      2.24%    (1.24)%
Ratio of net expenses to average net assets (c)                   1.81%        1.90%       1.90%       1.91%     1.90%
Ratio of net investment income (loss) to average net assets       2.00%        2.10%       1.96%       2.67%     2.46%
Portfolio turnover rate                                             70%          37%         34%         51%       33%
Net assets, end of period (in thousands)                       $10,024      $ 4,370     $ 4,113     $ 4,156   $ 3,847
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets (c)                       2.21%        2.53%       2.56%       2.71%     2.75%
   Net investment income (loss) to average net assets             1.60%        1.46%       1.30%       1.87%     1.61%
=======================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)  Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00% and 0.01%, respectively.

The accompanying notes are an integral part of these financial statements.

48 Pioneer Global Multisector Income Fund | Annual Report | 10/31/17

-----------------------------------------------------------------------------------------------------------------------
                                                               Year         Year        Year        Year      Year
                                                               Ended        Ended       Ended       Ended     Ended
                                                               10/31/17     10/31/16*   10/31/15*   10/31/14* 10/31/13
-----------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                           $ 10.69      $ 10.50     $ 11.00     $ 11.07   $ 11.59
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                $  0.33(a)   $  0.34(a)  $  0.33(a)  $  0.42   $  0.33
   Net realized and unrealized gain (loss) on investments         0.10         0.24       (0.39)      (0.05)    (0.36)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations             $  0.43      $  0.58     $ (0.06)    $  0.37   $ (0.03)
-----------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                       $ (0.22)     $ (0.31)    $ (0.34)    $ (0.38)  $ (0.32)
   Net realized gain                                             (0.06)          --       (0.10)      (0.06)    (0.17)
   Tax return of capital                                         (0.04)       (0.08)         --          --        --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                            $ (0.32)     $ (0.39)    $ (0.44)    $ (0.44)  $ (0.49)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $  0.11      $  0.19     $ (0.50)    $ (0.07)  $ (0.52)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $ 10.80      $ 10.69     $ 10.50     $ 11.00   $ 11.07
=======================================================================================================================
Total return (b)                                                  4.10%        5.73%      (0.62)%      3.42%    (0.25)%
Ratio of net expenses to average net assets (c)                   0.75%        0.75%       0.75%       0.76%     0.75%
Ratio of net investment income (loss) to average net assets       3.10%        3.24%       3.12%       3.81%     3.58%
Portfolio turnover rate                                             70%          37%         34%         51%       33%
Net assets, end of period (in thousands)                       $14,645      $10,767     $12,178     $12,525   $17,438
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets (c)                       1.17%        1.41%       1.39%       1.50%     1.57%
   Net investment income (loss) to average net assets             2.68%        2.59%       2.48%       3.07%     2.76%
=======================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)  Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00% and 0.01%, respectively.

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/17 49

Notes to Financial Statements | 10/31/17

1. Organization and Significant Accounting Policies

Pioneer Global Multisector Income Fund (the Fund) is a series of Pioneer Series Trust VII, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to provide a high level of current income.

The Fund offers three classes of shares designated as Class A, Class C, and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

50 Pioneer Global Multisector Income Fund | Annual Report | 10/31/17

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Fund's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/17 51 used in computing the net asset value of the Fund's shares are determined as of such times. The fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

52 Pioneer Global Multisector Income Fund | Annual Report | 10/31/17

     Securities or loan interests for which independent pricing services or broker dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser, pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At October 31, 2017, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities. Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/17 53

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     At October 31, 2017, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the year ended October 31, 2017 was $(4,409,568).

     Forward foreign currency contracts outstanding at October 31, 2017, are listed in the Schedule of Investments.

54 Pioneer Global Multisector Income Fund | Annual Report | 10/31/17

E.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2017, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     At October 31, 2017, the Fund reclassified $397,450 to increase distributions in excess of net investment income and $397,450 to increase accumulated net realized gain on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     During the year ended October 31, 2017, a capital loss carryforward of $25,586 was utilized to offset net realized gains by the Fund.

     The tax character of distributions paid during the years ended October 31, 2017 and October 31, 2016, were as follows:

     ---------------------------------------------------------------------------
                                                            2017            2016
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                  $  881,209      $  777,166
     Long-term capital gain                              146,172              --
     Return of capital                                   176,102         227,202
     ---------------------------------------------------------------------------
        Total                                         $1,203,483      $1,004,368
     ===========================================================================

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/17 55

     The following shows the components of distributable earnings on a federal income tax basis at October 31, 2017:

     ---------------------------------------------------------------------------
                                                                          2017
     ---------------------------------------------------------------------------
     Distributable earnings:
     Current year dividend payable                                    $ (71,961)
     Unrealized appreciation                                            866,253
     ---------------------------------------------------------------------------
         Total                                                        $ 794,292
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the adjustments related to sidecars, the mark-to-market of forward, swaps and futures contracts, and interest accruals on preferred stock.

F.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. The Distributor, the principal underwriter for the Fund and a wholly-owned indirect subsidiary of UniCredit, earned $4,818 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2017.

G.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent, for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

H.   Risks

     The value of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse

56 Pioneer Global Multisector Income Fund | Annual Report | 10/31/17 investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

     Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.

     The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

I.   Insurance-Linked Securities (ILS)

     The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event occurs, as defined within the terms of an event-linked bond, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/17 57

     The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange traded instruments.

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

J.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at October 31, 2017, is recorded as "Futures collateral" in the Statement of Assets and Liabilities.

     Subsequent payments for futures contracts (variation margin) are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly

58 Pioneer Global Multisector Income Fund | Annual Report | 10/31/17 correlate to the changes in value of the underlying securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average value of contracts open during the year ended October 31, 2017, was $(4,598,307).

     At October 31, 2017, open futures contracts are listed in the Schedule of Investments.

K.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities. As of and for the year ended October 31, 2017, the Fund had no open repurchase agreements.

L.   Credit Default Swap Contracts

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may sell or buy credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs,

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/17 59 the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

     When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as a component of unrealized appreciation/depreciation on open swap contracts in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded within "Swap contracts, at value" line item in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps in the Statement of Assets and Liabilities.

     The amount of cash deposited with a broker as collateral at October 31, 2017 is recorded as "Swaps Collateral" in the Statement of Assets and Liabilities.

     Open credit default swap contracts at October 31, 2017, are listed in the Schedule of Investments. The average value of swap contracts open during the year ended October 31, 2017 was $23,890.

60 Pioneer Global Multisector Income Fund | Annual Report | 10/31/17

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 1.00%, 1.90% and 0.75% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. Fees waived and expenses reimbursed during the year ended October 31, 2017, are reflected on the Statement of Operations. These expense limitations are in effect through March 1, 2018. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due from affiliates" reflected on the Statement of Assets and Liabilities is $3,422 in management fees, administrative costs and certain other reimbursements due to the Adviser at October 31, 2017.

3. Transfer Agent

Boston Financial Data Services serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended October 31, 2017, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                   $3,144
Class C                                                                    2,194
Class Y                                                                      678
--------------------------------------------------------------------------------
  Total                                                                   $6,016
================================================================================

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/17 61

4. Distribution Plan

The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,038 in distribution fees payable to the Distributor at October 31, 2017.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended October 31, 2017, CDSCs in the amount of $412 were paid to the Distributor.

5. Assets and Liabilities Offsetting

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain OTC derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net

62 Pioneer Global Multisector Income Fund | Annual Report | 10/31/17 payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately in the Statement of Assets and Liabilities as "Swaps collateral." Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have not been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of October 31, 2017.

------------------------------------------------------------------------------------------
                   Derivative
                   Assets
                   Subject to      Derivatives    Non-Cash     Cash          Net Amount
                   Master Netting  Available      Collateral   Collateral    of Derivative
Counterparty       Agreement       for Offset     Received (a) Received (a)  Assets (b)
------------------------------------------------------------------------------------------
Bank of America    $ 14,393        $      (905)   $ --         $ --          $ 13,488
Citibank NA          87,988            (34,209)     --           --            53,779
JPMorgan Chase
 Bank NA             39,212            (39,212)     --           --                --
Morgan Stanley
 & Co.                  732                 --      --           --               732
State Street
 Bank & Trust Co.    58,798            (17,694)     --           --            41,104
------------------------------------------------------------------------------------------
 Total             $201,123        $   (92,020)   $ --         $ --          $109,103
==========================================================================================

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/17 63

------------------------------------------------------------------------------------------
                   Derivative
                   Liabilities
                   Subject to      Derivatives  Non-Cash      Cash         Net Amount
                   Master Netting  Available    Collateral    Collateral   of Derivative
Counterparty       Agreement       for Offset   Pledged (a)   Pledged (a)  Liabilities (c)
------------------------------------------------------------------------------------------
Bank of America    $    905        $   (905)    $ --          $ --         $     --
Citibank NA          34,209         (34,209)      --            --               --
Goldman Sachs
 International      107,077              --       --            --          107,077
JPMorgan Chase
 Bank NA             64,481         (39,212)      --            --           25,269
State Street
 Bank & Trust Co.    17,694         (17,694)      --            --               --
------------------------------------------------------------------------------------------
 Total             $224,366        $(92,020)    $ --          $ --         $132,346
==========================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

6.   Additional Disclosures about Derivative Instruments and Hedging
     Activities

The Fund's use of derivatives subjects it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

64 Pioneer Global Multisector Income Fund | Annual Report | 10/31/17

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2017 was as follows:

----------------------------------------------------------------------------------
                                                      Foreign
Statement of Assets               Interest   Credit   Exchange   Equity  Commodity
and Liabilities                   Rate Risk  Risk     Rate Risk  Risk    Risk
----------------------------------------------------------------------------------
Assets
  Net unrealized appreciation on
     futures contracts            $82,265    $    --  $ --       $ --    $ --
  Swap contracts, at value             --     24,389    --         --      --
----------------------------------------------------------------------------------
  Total Value                     $82,265    $24,389  $ --       $ --    $ --
==================================================================================

----------------------------------------------------------------------------------
                                                      Foreign
Statement of Assets               Interest   Credit   Exchange   Equity  Commodity
and Liabilities                   Rate Risk  Risk     Rate Risk  Risk    Risk
----------------------------------------------------------------------------------
Liabilities
  Net unrealized depreciation on
     forward foreign
     currency contracts           $ --       $ --     $23,975    $ --    $ --
----------------------------------------------------------------------------------
  Total Value                     $ --       $ --     $23,975    $ --    $ --
==================================================================================

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at October 31, 2017 was as follows:

----------------------------------------------------------------------------------
                                                     Foreign
Statement of                     Interest   Credit   Exchange    Equity  Commodity
Operations                       Rate Risk  Risk     Rate Risk   Risk    Risk
----------------------------------------------------------------------------------
Net realized gain (loss) on:
  Futures contracts              $46,453    $    --  $      --   $ --    $ --
  Swap contracts                      --     11,816         --     --      --
  Forward foreign
     currency contracts               --         --    239,485     --      --
----------------------------------------------------------------------------------
  Total Value                    $46,453    $11,816  $ 239,485   $ --    $ --
==================================================================================
Change in net unrealized
 appreciation (depreciation) on:
 Futures contracts               $54,777    $    --  $      --   $ --    $ --
 Swap contracts                       --      4,146         --     --      --
 Forward foreign
    currency contracts                --         --   (115,907)    --      --
----------------------------------------------------------------------------------
 Total Value                     $54,777    $ 4,146  $(115,907)  $ --    $ --
==================================================================================

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/17 65 may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in which the Fund participated until February 9, 2016 was in the amount of $240 million. The credit facility in which the Fund participated until February 7, 2017, was in the amount of $220 million. Effective
February 8, 2017, the Fund participates in a facility that is in the amount of $13.9 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus
0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date or
(c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended October 31, 2017, the Fund had no borrowings under the credit facility.

8. Unfunded Loan Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded commitment and is recorded as interest income in the Statement of Operations.

As of October 31, 2017, the Fund had the following unfunded loan commitments commitments outstanding:

--------------------------------------------------------------------------------
                                                                   Unrealized
                                                                   Appreciation/
Loan                           Principal   Cost       Value        Depreciation
--------------------------------------------------------------------------------
Beacon Roofing Supply, Inc.,
   Bridge Loan                 $ 60,000    $ 60,000   $ 60,000     $   --
Centene Corp., Bridge Loan       85,000      85,000     85,000         --
--------------------------------------------------------------------------------
    Total Value                $145,000    $145,000   $145,000     $   --
================================================================================

66 Pioneer Global Multisector Income Fund | Annual Report | 10/31/17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust VII and the Shareowners of Pioneer Global Multisector Income Fund:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Global Multisector Income Fund (the "Fund"), one of the funds constituting the Pioneer Series Trust VII (the "Trust"), as of October 31, 2017, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the financial highlights for the year ended October 31, 2013. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended October 31, 2016 and the financial highlights for periods ended October 31, 2014, October 31, 2015 and October 31, 2016 were audited by another independent registered public accounting firm whose report, dated December 23, 2016, expressed an unqualified opinion on the statement of changes in net assets and those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform audits of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers and others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Global Multisector Income Fund at October 31, 2017, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended and the financial highlights for the year ended October 31, 2013, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
December 26, 2017

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/17 67

ADDITIONAL INFORMATION

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 51.83%.

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the Adviser), the Funds' investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. (UniCredit). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the Transaction). As a result of the Transaction, the Adviser became an indirect, wholly-owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP (D&T), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Funds upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Funds' independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Funds' independent registered public accounting firm, including the Funds' two most recent fiscal years, D&T's reports on the Funds' financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP (EY), for the Fund's fiscal year ended October 31, 2017.

68 Pioneer Global Multisector Income Fund | Annual Report | 10/31/17

Prior to its engagement, EY had advised the Funds' Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission (SEC): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment advisor or investment banking services). None of the foregoing services involved the Funds, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Funds under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Funds, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/17 69

Results of Shareholder Meeting

At a special meeting held on June 13, 2017, shareholders of the Fund were asked to consider the proposals described below. A report of the total votes cast by the Fund's shareholders (or, with respect to Proposal 2, by shareholders of Pioneer Series Trust VII, as noted below) follows:

--------------------------------------------------------------------------------
                           For            Against    Abstain    Broker Non-Votes
--------------------------------------------------------------------------------
Proposal 1 - To approve    3,417,810.633  6,929.560  7,810.058  357,253.200
a New Management
Agreement with
the Adviser

--------------------------------------------------------------------------------
                                                 For               Against
--------------------------------------------------------------------------------
Proposal 2 - To elect Trustees*
--------------------------------------------------------------------------------
David R. Bock                                    46,356,571.403    1,941,738.750
--------------------------------------------------------------------------------
Benjamin M. Friedman                             46,347,916.283    1,950,393.870
--------------------------------------------------------------------------------
Margaret B.W. Graham                             46,178,367.969    2,119,942.184
--------------------------------------------------------------------------------
Lisa M. Jones                                    46,169,721.329    2,128,588.824
--------------------------------------------------------------------------------
Lorraine H. Monchak                              46,201,867.234    2,096,442.919
--------------------------------------------------------------------------------
Thomas J. Perna                                  46,378,862.453    1,919,447.700
--------------------------------------------------------------------------------
Marguerite A. Piret                              46,203,924.961    2,094,385.192
--------------------------------------------------------------------------------
Fred J. Ricciardi                                46,378,634.184    1,919,675.969
--------------------------------------------------------------------------------
Kenneth J. Taubes                                46,386,579.585    1,911,730.568
--------------------------------------------------------------------------------

*    Proposal 2 was voted on and approved by all series of Pioneer Series Trust
     VII. Results reported above reflect the combined votes of all series of the Trust.

70 Pioneer Global Multisector Income Fund | Annual Report | 10/31/17

Trustees, Officers and Service Providers

Investment Adviser
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended July 31 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 46 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the
"Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/17 71

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                     Other Directorships
Position Held With the Fund  Length of Service    Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (67)         Trustee since 2007.  Private investor (2004 - 2008 and 2013 -          Director, Broadridge Financial
Chairman of the Board        Serves until a       present); Chairman (2008 - 2013) and Chief        Solutions, Inc. (investor
and Trustee                  successor trustee is Executive Officer (2008 - 2012), Quadriserv,      communications and securities
                             elected or earlier   Inc. (technology products for securities lending  processing provider for
                             retirement or        industry); and Senior Executive Vice President,   financial services industry)
                             removal.             The Bank of New York (financial and securities    (2009 - present); Director,
                                                  services) (1986 - 2004)                           Quadriserv, Inc. (2005 - 2013);
                                                                                                    and Commissioner, New Jersey
                                                                                                    State Civil Service Commission
                                                                                                    (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (73)           Trustee since 2007.  Managing Partner, Federal City Capital Advisors   Director of New York Mortgage
Trustee                      Serves until a       (corporate advisory services company) (1997 -     Trust (publicly-traded mortgage
                             successor trustee is 2004 and 2008 - present); Interim Chief           REIT) (2004 - 2009, 2012 -
                             elected or earlier   Executive Officer, Oxford Analytica, Inc.         present); Director of The Swiss
                             retirement or        (privately held research and consulting company)  Helvetia Fund, Inc. (closed-end
                             removal.             (2010); Executive Vice President and Chief        fund) (2010 - present);
                                                  Financial Officer, I-trax, Inc. (publicly traded  Director of Oxford Analytica, health care services company) (2004 - 2007); and  Inc. (2008 - present); and
                                                  Executive Vice President and Chief Financial      Director of Enterprise
                                                  Officer, Pedestal Inc. (internet-based mortgage   Community Investment, Inc.
                                                  trading company) (2000 - 2002); Private           (privately-held affordable
                                                  Consultant (1995 - 1997); Managing Director,      housing finance company) (1985 -
                                                  Lehman Brothers (1992 - 1995); Executive, The     2010)
                                                  World Bank (1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (73)    Trustee since 2008.  William Joseph Maier Professor of Political       Trustee, Mellon Institutional
Trustee                      Serves until a       Economy, Harvard University (1972 - present)      Funds Investment Trust and
                             successor trustee is                                                   Mellon Institutional Funds
                             elected or earlier                                                     Master Portfolio (oversaw 17
                             retirement or                                                          portfolios in fund complex)
                             removal.                                                               (1989 - 2008)

------------------------------------------------------------------------------------------------------------------------------------

72 Pioneer Global Multisector Income Fund | Annual Report | 10/31/17

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                      Other Directorships
Position Held With the Fund  Length of Service     Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (70)    Trustee since 2007.   Founding Director, Vice-President and Corporate   None
Trustee                      Serves until a        Secretary, The Winthrop Group, Inc. (consulting
                             successor trustee is  firm) (1982 - present); Desautels Faculty of
                             elected or earlier    Management, McGill University (1999 - present);
                             retirement or         and Manager of Research Operations and
                             removal.              Organizational Learning, Xerox PARC, Xerox's
                                                   advance research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (61)     Trustee since 2017.   Chief Investment Officer, 1199 SEIU Funds         None
Trustee                      (Advisory Trustee     (healthcare workers union pension funds) (2001 -
                             from 2014 - 2017).    present); Vice President - International
                             Serves until a        Investments Group, American International Group,
                             successor trustee is  Inc. (insurance company) (1993 - 2001); Vice
                             elected or earlier    President, Corporate Finance and Treasury Group,
                             retirement or         Citibank, N.A. (1980 - 1986 and 1990 - 1993);
                             removal.              Vice President - Asset/Liability Management
                                                   Group, Federal Farm Funding Corporation
                                                   (government-sponsored issuer of debt securities)
                                                   (1988 - 1990); Mortgage Strategies Group,
                                                   Shearson Lehman Hutton, Inc. (investment bank)
                                                   (1987 - 1988); Mortgage Strategies Group, Drexel
                                                   Burnham Lambert, Ltd. (investment bank) (1986 -
                                                   1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (69)     Trustee since 2007.   President and Chief Executive Officer, Newbury    Director of New America High
Trustee                      Serves until a        Piret Company (investment banking firm) (1981 -   Income Fund, Inc. (closed-end
                             successor trustee is  present)                                          investment company) (2004 -
                             elected or earlier                                                      present); and Member, Board of
                             retirement or                                                           Governors, Investment Company
                             removal.                                                                Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (70)       Trustee since 2014.   Consultant (investment company services) (2012 -  None
Trustee                      Serves until a        present); Executive Vice President, BNY Mellon
                             successor trustee is  (financial and investment company services) (1969
                             elected or earlier    - 2012); Director, BNY International Financing
                             retirement or         Corp. (financial services) (2002 - 2012);
                             removal.              Director, Mellon Overseas Investment Corp.
                                                   (financial services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/17 73

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                       Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (55)*          Trustee since 2017.    Chair, Director, CEO and President of Amundi      None
Trustee, President and       Serves until a         Pioneer Asset Management USA, Inc. (since
Chief Executive Officer      successor trustee is   September 2014); Chair, Director and CEO of
                             elected or earlier     Amundi Pioneer Asset Management, Inc. (since
                             retirement or removal  September 2014); Chair, Director and CEO of
                                                    Amundi Pioneer Distributor, Inc. (since
                                                    September 2014); Chair, Director, CEO and
                                                    President of Amundi Pioneer Institutional Asset
                                                    Management, Inc. (since September 2014);
                                                    Managing Director, Morgan Stanley Investment
                                                    Management (2010 - 2013); Director of
                                                    Institutional Business, CEO of International,
                                                    Eaton Vance Management (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (59)*      Trustee since 2014.    Director and Executive Vice President (since      None
Trustee                      Serves until a         2008) and Chief Investment Officer, U.S. (since
                             successor trustee is   2010) of Amundi Pioneer Asset Management USA,
                             elected or earlier     Inc.; Executive Vice President and Chief
                             retirement or removal  Investment Officer, U.S. of Amundi Pioneer
                                                    (since 2008); Executive Vice President of Amundi
                                                    Pioneer Institutional Asset Management, Inc.
                                                    (since 2009); Portfolio Manager of Amundi
                                                    Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

74 Pioneer Global Multisector Income Fund | Annual Report | 10/31/17

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                       Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (52)   Since 2007. Serves at  Vice President and Associate General Counsel of   None
Secretary and Chief Legal    the discretion of the  Amundi Pioneer since January 2008; Secretary and
Officer                      Board                  Chief Legal Officer of all of the Pioneer Funds
                                                    since June 2010; Assistant Secretary of all of
                                                    the Pioneer Funds from September 2003 to May
                                                    2010; Vice President and Senior Counsel of
                                                    Amundi Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (56)       Since 2010. Serves at  Fund Governance Director of Amundi Pioneer since  None
Assistant Secretary          the discretion of the  December 2006 and Assistant Secretary of all the
                             Board                  Pioneer Funds since June 2010; Manager - Fund
                                                    Governance of Amundi Pioneer from December 2003
                                                    to November 2006; and Senior Paralegal of Amundi
                                                    Pioneer from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (54)            Since 2010. Serves at  Senior Counsel of Amundi Pioneer since May 2013   None
Assistant Secretary          the discretion of the  and Assistant Secretary of all the Pioneer Funds
                             Board                  since June 2010; Counsel of Amundi Pioneer from
                                                    June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (57)         Since 2008. Serves at  Vice President - Fund Treasury of Amundi          None
Treasurer and Chief          the discretion of the  Pioneer; Treasurer of all of the Pioneer Funds
Financial                    Board                  since March 2008; Deputy Treasurer of Amundi
and Accounting Officer                              Pioneer from March 2004 to February 2008; and
                                                    Assistant Treasurer of all of the Pioneer Funds
                                                    from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (52)        Since 2007. Serves at  Director - Fund Treasury of Amundi Pioneer; and   None
Assistant Treasurer          the discretion of the  Assistant Treasurer of all of the Pioneer Funds
                             Board
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (59)           Since 2007. Serves at  Fund Accounting Manager - Fund Treasury of        None
Assistant Treasurer          the discretion of the  Amundi Pioneer; and Assistant Treasurer of all
                             Board                  of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (37)        Since 2009. Serves at  Fund Administration Manager - Fund Treasury of    None
Assistant Treasurer          the discretion of the  Amundi Pioneer since November 2008; Assistant
                             Board                  Treasurer of all of the Pioneer Funds since
                                                    January 2009; Client Service Manager -
                                                    Institutional Investor Services at State Street
                                                    Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------


            Pioneer Global Multisector Income Fund | Annual Report | 10/31/17 75

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                       Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (65)         Since 2010. Serves at  Chief Compliance Officer of Amundi Pioneer and    None
Chief Compliance Officer     the discretion of the  of all the Pioneer Funds since March 2010; Chief
                             Board                  Compliance Officer of Amundi Pioneer
                                                    Institutional Asset Management, Inc. since
                                                    January 2012; Chief Compliance Officer of
                                                    Vanderbilt Capital Advisors, LLC since July
                                                    2012: Director of Adviser and Portfolio
                                                    Compliance at Amundi Pioneer since October 2005;
                                                    Senior Compliance Officer for Columbia
                                                    Management Advisers, Inc. from October 2003 to
                                                    October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (46)         Since 2007. Serves at  Director - Transfer Agency Compliance of Amundi   None
Anti-Money Laundering        the discretion of the  Pioneer and Anti-Money Laundering Officer of all
Officer                      Board                  the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

76 Pioneer Global Multisector Income Fund | Annual Report | 10/31/17

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]  Amundi Pioneer
        ==============
      ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2017 Amundi Pioneer Asset Management 22520-09-1217

                        Pioneer Global High
                        Yield Fund

--------------------------------------------------------------------------------
                        Annual Report | October 31, 2017
--------------------------------------------------------------------------------

                        Ticker Symbols:
                        Class A     PGHYX
                        Class C     PGYCX
                        Class Y     GHYYX

                        [LOGO]   Amundi Pioneer
                                 ==============
                               ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             9

Prices and Distributions                                                     10

Performance Update                                                           11

Comparing Ongoing Fund Expenses                                              14

Schedule of Investments                                                      16

Financial Statements                                                         46

Notes to Financial Statements                                                53

Report of Independent Registered Public Accounting Firm                      69

Additional Information                                                       70

Trustees, Officers and Service Providers                                     73

                     Pioneer Global High Yield Fund | Annual Report | 10/31/17 1

President's Letter

Robust, synchronized global economic growth and rising corporate profits have continued to drive strong performance in both the credit and equity markets for most of 2017. U.S. stocks, as measured by the Standard & Poor's 500 Index, returned 14.23% through the end of the third quarter. Fixed-income markets, while not generating the same dazzling returns as equities, held their own, led by high-yield securities, which produced a return of 7.05% in the U.S., as measured by the Bank of America Merrill Lynch U.S. High Yield Index. Meanwhile, the Bloomberg Barclays U.S. Aggregate Bond Index returned 3.14% over the first three quarters of the calendar year.

Continued strong employment numbers and higher consumer confidence, together with solid global economic growth and a depreciating U.S. dollar contributed to better-than-expected U.S. gross domestic product (GDP) growth of more than 3% in both the second and third quarters. Outside the U.S., economic growth in the second quarter also surprised to the upside across the Euro zone, China, and Japan. Meanwhile, despite higher oil and commodities prices, inflation continued to be moderate, both in the U.S. and globally, enabling major non-U.S. central banks to maintain their easy monetary policies. As expected, however, the U.S. Federal Reserve System (the Fed) recently announced that it would commence tapering its balance sheet this October. The Fed also appears primed to raise interest rates one more time before the end of this year, which would be the fourth rate increase since December of 2016.

As we move into the final months of 2017, we believe the U.S. economy will experience modest growth in the short term, depending on the mix of economic policies enacted as the country moves away from monetary stimulus (driven by the Fed) and toward fiscal stimulus (potentially including tax reform) as well as lighter regulatory burdens. Meanwhile, corporate earnings remain solid and we think they will improve even further, despite the possibility of some pressure from wage increases. In addition, it is our view that the economy will continue to grow and that we may begin to see a modest upturn in inflation. In that scenario, we anticipate that the Fed will continue to raise interest rates.

While economic and market conditions appear solid, there are always risks to consider that could dampen the outlook. Geopolitical concerns, such as increased tensions with North Korea, and continued political gridlock in Washington are just some of the risks that could lead to increased market volatility.

2 Pioneer Global High Yield Fund | Annual Report | 10/31/17

It is for those reasons that we at Amundi Pioneer continue to believe that investors can benefit from the experience and tenure of our investment teams who make active and informed decisions across our funds.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
October 31, 2017

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                     Pioneer Global High Yield Fund | Annual Report | 10/31/17 3

Portfolio Management Discussion | 10/31/17

High-yield corporate bonds and other credit-sensitive debt produced solid results during the 12-month period ended October 31, 2017, as investors remained optimistic about both the global and domestic economies. In the following interview, Andrew Feltus discusses the market environment and the performance of Pioneer Global High Yield Fund during the 12-month period. Mr. Feltus, Co-Director of High Yield, a senior vice president, and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), is lead manager of the Fund, which is co-managed by Tracy Wright, a senior vice president and a portfolio manager at Amundi Pioneer, and Kenneth J. Monaghan, Co-Director of High Yield of Amundi Pioneer and Managing Director of Amundi Smith Breeden. (Mr. Monaghan became a portfolio manager of the Fund effective October 1, 2017).

Q    How did the Fund perform during the 12-month period ended October 31, 2017?

A Pioneer Global High Yield Fund's Class A shares returned 10.33% at net asset value during the 12-month period ended October 31, 2017, while the Fund's benchmarks, the Bloomberg Barclays Global High Yield Index (the Bloomberg Barclays Index) and the ICE Bank of America Merrill Lynch (BofA
     ML) U.S. High Yield Index, returned 10.04% and 9.14%, respectively. During the same period, the average return of the 665 mutual funds in Lipper's High Yield Funds category was 7.94%, and the average return of the 698 mutual funds in Morningstar's High Yield Bond Funds category was 7.93%.

Q Could you please describe the market environment for global high-yield investors during the 12-month period ended October 31, 2017?

A The period was characterized by generally uninterrupted optimism about the economy and the prospects for continued corporate earnings gains. The sustained rally in highly credit-sensitive debt actually began after the high-yield market bottomed in February 2016, seven months before the start of the period. In the subsequent rally, U.S. and international high-yield corporate bonds, emerging markets debt, and other asset classes sensitive to global economic cycles performed well. Although the market surge did experience brief pauses and even temporary reversals, most often related to political uncertainties in the United States or in Europe, the positive environment generally continued unabated as investors maintained an optimistic outlook for both the domestic and global economies.

4 Pioneer Global High Yield Fund | Annual Report | 10/31/17

     In the United States, the economy expanded at a steady, if unspectacular, pace, although the annual rate of gross domestic product (GDP) growth did accelerate to better than 3% in both the second and third calendar quarters of 2017, while the nation's unemployment rate fell from 4.8% to 4.1% between October 2016 and October 2017. The election of Republican Donald Trump as U.S. president in November 2016 only briefly interrupted a rally in the credit market as investors ultimately came to interpret the results as a victory for pro-growth economic policies. In Europe, despite some evidence of increasing political nationalism and anti-European Union sentiment in advance of national elections in several countries, the eventual election results seemed to calm worries about anti-global trends. The European economy, meanwhile, continued to improve over the full 12-month period, while the euro, too, strengthened on currency markets. While European corporate high-yield bonds performed similarly to U.S. high-yield corporates during the period, emerging markets securities performed even better, helped significantly by rallies in commodity markets spurred by increased worldwide demand.

     U.S. monetary policy continued to tighten during the period, but the Federal Reserve (the Fed) acted cautiously, raising short-term interest rates three times over the 12 months, while carefully assessing economic trends. The rate increases were widely expected, and their gradual implementation showed no evidence of dampening the improvements in global economic growth. Late in the period, the Fed began reducing the rather large balance sheet it had accumulated through its multiple quantitative easing bond-buying programs from 2008 through 2014, but also at a gradual pace. As the period progressed, other central banks also began to consider moving away from their highly accommodative policies.

Q What were the principal factors that influenced the Fund's benchmark-relative performance over the 12-month period ended October 31, 2017?

A The main factor contributing to the Fund's benchmark-relative outperformance during the period was security selection across all markets and sectors. Other factors contributing to relative performance included our emphasis on holding U.S. high-yield corporates and emerging markets debt, both corporate and sovereign, in the portfolio, which helped significantly. The portfolio's short-duration position relative to the benchmark also supported results as the yields of U.S. Treasuries and other higher-quality debt moved higher over the 12 months, thus eroding the prices of high-quality, long-maturity debt. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

                     Pioneer Global High Yield Fund | Annual Report | 10/31/17 5

     Individual portfolio holdings that performed notably well during the period included two securities exposed to the rising value of the fishing grounds in Peruvian waters: debt issued by China Fish Group and by Pesquera Exalmar. The latter was one of the Fund's larger benchmark-relative overweights. Scientific Games International, a company that produces equipment and services for gambling enterprises across the globe, was the most significant contributor to performance among the Fund's domestic high-yield holdings, while the most noteworthy European contributor was the debt of the Boing Group, a company operating car washes, principally in Europe. Holdings in the subordinated debt of several European banking corporations also performed quite well.

     On the negative side, during a period in which the euro strengthened against other currencies, we increased the Fund's euro exposure, but relatively lower exposure to the European currency versus the benchmark was a slight drag on performance. In general, the Fund's allocations to non-high-yield corporates also held back relative results, as groups such as bank loans and event-linked insurance industry securities, especially so-called "catastrophe bonds," lagged the performance of high-yield bonds. The Fund's investments in bonds issued by retailers also produced disappointing results. One negative performer from that group was the debt of national pet supply chain Pet Smart. The bonds of telecommunication services providers, especially landline-based companies such as Frontier and Windstream, also underperformed and detracted from the Fund's relative returns.

     At the end of the period, the Fund had significant exposure to corporate bonds, both U.S. and international, which together accounted for roughly 81% of the Fund's total investment portfolio. Foreign government bonds (7%) and senior secured floating-rate loans (3%) accounted for another 10% of the Fund's total investment portfolio as of October 31, 2017.

Q Did the Fund have any investments in derivative securities during the 12-month period ended October 31, 2017?

A Yes, we invested in some credit-default swaps to manage the portfolio's exposure to the high-yield corporate sector during periods of asset flows into or out of the Fund. The investments had no material influence on the Fund's results.

6 Pioneer Global High Yield Fund | Annual Report | 10/31/17

Q Did the Fund's distributions to shareholders change during the 12-month period ended October 31, 2017?

A The Fund's distributions did decline during the 12 months, as high-yield bonds outperformed other sectors on a total return basis and yield, or credit spreads, compressed. (Credit spreads, are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) Essentially, as high-yield bond prices rose during the period, their yields declined. In addition, newer portfolio holdings usually paid lower yields than older debt that had been issued when market rates were higher.

Q    What is your investment outlook?

A In an environment where corporations have the financial health to pay their bond obligations, we believe high-yield default rates should remain low. Nevertheless, we are somewhat concerned about the elevated pricing levels to which high-yield bonds have risen, which have resulted in tighter credit spreads. In effect, higher-yielding securities are priced at levels that imply no problems or concerns. Therefore, if the economy should falter or the rate of economic growth starts to slow, high-yield bond prices could be pressured.

     However, we do expect the economy to continue to perform well, leading to continued gains in corporate earnings, which would in turn support high-yield bond performance. We feel current economic fundamentals should continue to support higher-yielding, more cyclically sensitive debt. In recent months, however, we have sold some of the Fund's higher-yielding bonds, as we have attempted to reduce overall portfolio risk and invest more cautiously. We have, for example, reduced the portfolio's positions in the subordinated debt of European banking institutions. Overall, we continue to like the outlook for high-yield bonds, but we are more cautious because of their higher prices.

Please refer to the Schedule of Investments on pages 16-45 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

                     Pioneer Global High Yield Fund | Annual Report | 10/31/17 7

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, and economic and political conditions.

Prepayment risk is the chance that an issuer may exercise its right to repay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc. for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Global High Yield Fund | Annual Report | 10/31/17

Portfolio Summary | 10/31/17

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                       43.1%
International Corporate Bonds                                              37.8%
Foreign Government Bonds                                                   6.9%
Senior Secured Floating Rate Loan Interests                                3.1%
U.S. Government and Agency Obligations                                     2.7%
Convertible Corporate Bonds                                                1.7%
Temporary Cash Investments                                                 1.3%
Collateralized Mortgage Obligations                                        1.3%
Convertible Preferred Stocks                                               0.8%
International Common Stocks                                                0.6%
U.S. Preferred Stocks                                                      0.4%
Asset Backed Securities                                                    0.1%
Rights/Warrants                                                            0.0%+

+    Amount rounds to less than 0.1%.

* Includes investments in Insurance Linked Securities totaling 2.2% of total investment portfolio.

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings based on country of domicile)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

United States                                                              53.2%
Other (individually less than 1%)                                          12.2%
Netherlands                                                                 5.8%
Luxembourg                                                                  5.5%
United Kingdom                                                              3.1%
Argentina                                                                   3.1%
Mexico                                                                      2.6%
Ireland                                                                     2.3%
Bermuda                                                                     2.2%
Turkey                                                                      1.8%
France                                                                      1.7%
Canada                                                                      1.2%
Italy                                                                       1.2%
Cayman Islands                                                              1.1%
Egypt                                                                       1.0%
Peru                                                                        1.0%
India                                                                       1.0%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)**

 1. Minerva Luxembourg SA, 7.75%, 1/31/23                                  1.13%
--------------------------------------------------------------------------------
 2. U.S. Treasury Bill, 11/16/17                                           1.03
--------------------------------------------------------------------------------
 3. Petrobras Global Finance BV, 5.299%, 1/27/25 (144A)                    0.95
--------------------------------------------------------------------------------
 4. Nationstar Mortgage LLC / Nationstar Capital Corp., 6.5%, 6/1/22       0.83
--------------------------------------------------------------------------------
 5. MTN Mauritius Investment, Ltd., 5.373%, 2/13/22 (144A)                 0.82
--------------------------------------------------------------------------------
 6. Petrobras Global Finance BV, 5.375%, 1/27/21                           0.81
--------------------------------------------------------------------------------
 7. Pesquera Exalmar SAA, 7.375%, 1/31/20 (144A)                           0.81
--------------------------------------------------------------------------------
 8. Sprint Corp., 7.25%, 9/15/21                                           0.76
--------------------------------------------------------------------------------
 9. TA MFG., Ltd., 3.625%, 4/15/23 (144A)                                  0.72
--------------------------------------------------------------------------------
10. Scientific Games International, Inc., 10.0%, 12/1/22                   0.70
--------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                     Pioneer Global High Yield Fund | Annual Report | 10/31/17 9

Prices and Distributions | 10/31/17

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                       10/31/17                           10/31/16
--------------------------------------------------------------------------------
           A                          $9.12                              $8.71
--------------------------------------------------------------------------------
           C                          $9.09                              $8.69
--------------------------------------------------------------------------------
           Y                          $8.95                              $8.55
--------------------------------------------------------------------------------

Distributions per Share: 11/1/16-10/31/17

--------------------------------------------------------------------------------
                                    Short-Term      Long-Term         Tax Return
    Class           Dividends      Capital Gains   Capital Gains      of Capital
--------------------------------------------------------------------------------
      A             $0.4215              $--           $--             $0.0455
--------------------------------------------------------------------------------
      C             $0.3585              $--           $--             $0.0455
--------------------------------------------------------------------------------
      Y             $0.4378              $--           $--             $0.0455
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Bloomberg Barclays Global High Yield Index is an unmanaged index that provides a broad-based measure of the global high-yield fixed-income markets. The index represents the union of the Barclays U.S. High-Yield, Barclays Pan-European High-Yield, Barclays U.S. Emerging Markets High-Yield, and Barclays Pan-European Emerging Markets High-Yield Indices. The ICE BofA ML U.S. High Yield Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts appearing on pages 11-13.

10 Pioneer Global High Yield Fund | Annual Report | 10/31/17

Performance Update | 10/31/17                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global High Yield Fund at public offering price during the periods shown, compared to that of the ICE Bank of America (BofA) Merrill Lynch (ML) U.S. High Yield Index and the Bloomberg Barclays Global High Yield Index.

Average Annual Total Returns
(As of October 31, 2017)
--------------------------------------------------------------------------------
                                  BBG          ICE
                                  Barclays     BofA
            Net        Public     Global       ML U.S.
            Asset      Offering   High         High
            Value      Price      Yield        Yield
Period      (NAV)      (POP)      Index        Index
--------------------------------------------------------------------------------
10 years     5.05%     4.57%       7.85%       7.69%
5 years      4.08      3.12        6.26        6.29
1 year      10.33      5.37       10.04        9.14
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2017)
--------------------------------------------------------------------------------
            Gross
--------------------------------------------------------------------------------
            1.19%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

              Pioneer Global       Bloomberg Barclays           ICE BofA ML U.S.
              High Yield Fund      Global High Yield Index      High Yield Index
10/07         $ 9,550              $10,000                      $10,000
10/08         $ 6,546              $ 7,163                      $ 7,348
10/09         $ 9,398              $11,117                      $10,934
10/10         $11,386              $13,280                      $13,039
10/11         $11,442              $13,744                      $13,667
10/12         $12,803              $15,720                      $15,468
10/13         $13,694              $17,205                      $16,834
10/14         $14,127              $17,989                      $17,818
10/15         $13,228              $17,619                      $17,453
10/16         $14,172              $19,351                      $19,227
10/17         $15,635              $21,294                      $20,984

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/17 11

Performance Update | 10/31/17                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global High Yield Fund during the periods shown, compared to that of the ICE Bank of America (BofA) Merrill Lynch
(ML) U.S. High Yield Index and the Bloomberg Barclays Global High Yield Index.

Average Annual Total Returns
(As of October 31, 2017)
--------------------------------------------------------------------------------
                                  BBG          ICE
                                  Barclays     BofA
                                  Global       ML U.S.
                                  High         High
            If         If         Yield        Yield
Period      Held       Redeemed   Index        Index
--------------------------------------------------------------------------------
10 years    4.32%      4.32%       7.85%       7.69%
5 years     3.35       3.35        6.26        6.29
1 year      9.46       9.46       10.04        9.14
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2017)
--------------------------------------------------------------------------------
            Gross
--------------------------------------------------------------------------------
            1.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

              Pioneer Global       Bloomberg Barclays           ICE BofA ML U.S.
              High Yield Fund      Global High Yield Index      High Yield Index
10/07         $10,000              $10,000                      $10,000
10/08         $ 6,792              $ 7,163                      $ 7,348
10/09         $ 9,682              $11,117                      $10,934
10/10         $11,661              $13,280                      $13,039
10/11         $11,646              $13,744                      $13,667
10/12         $12,947              $15,720                      $15,468
10/13         $13,753              $17,205                      $16,834
10/14         $14,088              $17,989                      $17,818
10/15         $13,108              $17,619                      $17,453
10/16         $13,946              $19,351                      $19,227
10/17         $15,265              $21,294                      $20,984

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Global High Yield Fund | Annual Report | 10/31/17

Performance Update | 10/31/17                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global High Yield Fund during the periods shown, compared to that of the ICE Bank of America (BofA) Merrill Lynch
(ML) U.S. High Yield Index and the Bloomberg Barclays Global High Yield Index.

Average Annual Total Returns
(As of October 31, 2017)
--------------------------------------------------------------------------------
                       BBG        ICE
                       Barclays   BofA
            Net        Global     ML U.S.
            Asset      High       High
            Value      Yield      Yield
Period      (NAV)      Index      Index
--------------------------------------------------------------------------------
10 years     5.37%      7.85%     7.69%
5 years      4.34       6.26      6.29
1 year      10.60      10.04      9.14
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2017)
--------------------------------------------------------------------------------
            Gross
--------------------------------------------------------------------------------
            0.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

              Pioneer Global       Bloomberg Barclays           ICE BofA ML U.S.
              High Yield Fund      Global High Yield Index      High Yield Index
10/07         $5,000,000           $ 5,000,000                  $ 5,000,000
10/08         $3,451,771           $ 3,581,359                  $ 3,674,145
10/09         $4,962,819           $ 5,558,651                  $ 5,466,802
10/10         $6,022,187           $ 6,640,191                  $ 6,519,651
10/11         $6,073,094           $ 6,871,805                  $ 6,833,448
10/12         $6,823,118           $ 7,859,893                  $ 7,734,126
10/13         $7,319,400           $ 8,602,701                  $ 8,416,815
10/14         $7,568,347           $ 8,994,399                  $ 8,909,224
10/15         $7,108,487           $ 8,809,655                  $ 8,726,439
10/16         $7,630,267           $ 9,675,665                  $ 9,613,446
10/17         $8,439,528           $10,647,027                  $10,492,190

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/17 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield Fund

Based on actual returns from May 1, 2017, through October 31, 2017.

--------------------------------------------------------------------------------
Share Class                                      A            C            Y
--------------------------------------------------------------------------------
Beginning Account                            $1,000.00    $1,000.00    $1,000.00
Value on 5/1/17
--------------------------------------------------------------------------------
Ending Account Value (after expenses)        $1,047.27    $1,042.58    $1,047.94
on 10/31/17
--------------------------------------------------------------------------------
Expenses Paid During Period*                 $    6.09    $    9.73    $    4.70
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.18%, 1.89% and 0.91% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

14 Pioneer Global High Yield Fund | Annual Report | 10/31/17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2017, through October 31, 2017.

--------------------------------------------------------------------------------
Share Class                                      A            C            Y
--------------------------------------------------------------------------------
Beginning Account                            $1,000.00    $1,000.00    $1,000.00
Value on 5/1/17
--------------------------------------------------------------------------------
Ending Account Value (after expenses)        $1,019.26    $1,015.68    $1,020.62
on 10/31/17
--------------------------------------------------------------------------------
Expenses Paid During Period*                 $    6.01    $    9.60    $    4.63
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.18%, 1.89% and 0.91% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                    Pioneer Global High Yield Fund | Annual Report | 10/31/17 15

Schedule of Investments | 10/31/17

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                          Value
-----------------------------------------------------------------------------------------------------
                         UNAFFILIATED ISSUERS -- 98.7%
                         CONVERTIBLE CORPORATE BONDS --
                         1.7% of Net Assets
                         CAPITAL GOODS -- 0.1%
                         Electrical Components & Equipment -- 0.1%
        575,000(a)       General Cable Corp., 4.5%, 11/15/29                            $     552,359
                                                                                        -------------
                         Total Capital Goods                                            $     552,359
-----------------------------------------------------------------------------------------------------
                         ENERGY -- 0.5%
                         Oil & Gas Exploration & Production -- 0.3%
      1,785,000          Whiting Petroleum Corp., 1.25%, 4/1/20                         $   1,600,922
-----------------------------------------------------------------------------------------------------
                         Oil & Gas Storage & Transportation -- 0.2%
      1,375,000          Golar LNG, Ltd., 2.75%, 2/15/22 (144A)                         $   1,257,266
                                                                                        -------------
                         Total Energy                                                   $   2,858,188
-----------------------------------------------------------------------------------------------------
                         HEALTH CARE EQUIPMENT & SERVICES -- 0.3%
                         Health Care Equipment -- 0.3%
        875,000          NuVasive, Inc., 2.25%, 3/15/21                                 $   1,012,812
        575,000          Wright Medical Group, Inc., 2.0%, 2/15/20                            622,438
                                                                                        -------------
                         Total Health Care Equipment & Services                         $   1,635,250
-----------------------------------------------------------------------------------------------------
                         MATERIALS -- 0.1%
                         Construction Materials -- 0.1%
        850,000          Cemex SAB de CV, 3.72%, 3/15/20                                $     900,469
-----------------------------------------------------------------------------------------------------
                         Steel -- 0.0%+
EUR     276,548(b)       New World Resources NV, 4.0% (8.0% PIK 4.0% cash),
                         10/7/20 (144A)                                                 $          32
                                                                                        -------------
                         Total Materials                                                $     900,501
-----------------------------------------------------------------------------------------------------
                         MEDIA -- 0.3%
                         Cable & Satellite -- 0.3%
      2,148,000          DISH Network Corp., 2.375%, 3/15/24 (144A)                     $   2,063,423
                                                                                        -------------
                         Total Media                                                    $   2,063,423
-----------------------------------------------------------------------------------------------------
                         PHARMACEUTICALS, BIOTECHNOLOGY &
                         LIFE SCIENCES -- 0.1%
                         Pharmaceuticals -- 0.1%
        300,000          Jazz Investments I, Ltd., 1.875%, 8/15/21                      $     308,625
        600,000          Medicines Co., 2.75%, 7/15/23                                        562,125
                                                                                        -------------
                         Total Pharmaceuticals, Biotechnology & Life Sciences           $     870,750
-----------------------------------------------------------------------------------------------------
                         SOFTWARE & SERVICES -- 0.3%
                         Application Software -- 0.3%
      1,258,000          Citrix Systems, Inc., 0.5%, 4/15/19                            $   1,542,622
                                                                                        -------------
                         Total Software & Services                                      $   1,542,622
-----------------------------------------------------------------------------------------------------
                         TOTAL CONVERTIBLE CORPORATE BOND
                         (Cost $10,806,171)                                             $  10,423,093
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer Global High Yield Fund | Annual Report | 10/31/17

-----------------------------------------------------------------------------------------------------
Shares                                                                                  Value
                         PREFERRED STOCK -- 0.4% of Net Assets
                         DIVERSIFIED FINANCIALS -- 0.4%
                         Consumer Finance -- 0.4%
         96,924(c)(d)    GMAC Capital Trust I, 7.1% (3 Month USD
                         LIBOR + 579 bps), 2/15/40                                      $   2,545,224
                                                                                        -------------
                         Total Diversified Financials                                   $   2,545,224
-----------------------------------------------------------------------------------------------------
                         TOTAL PREFERRED STOCK
                         (Cost $2,307,205)                                              $   2,545,224
-----------------------------------------------------------------------------------------------------
                         CONVERTIBLE PREFERRED STOCKS -- 0.8% of Net Assets
                         BANKS -- 0.8%
                         Diversified Banks -- 0.8%
          2,650(d)(e)    Bank of America Corp., 7.25%                                   $   3,436,944
          1,000(d)(e)    Wells Fargo & Co., 7.5%                                            1,310,000
                                                                                        -------------
                         Total Banks                                                    $   4,746,944
-----------------------------------------------------------------------------------------------------
                         TOTAL CONVERTIBLE PREFERRED STOCK
                         (Cost $4,521,835)                                              $   4,746,944
-----------------------------------------------------------------------------------------------------
                         COMMON STOCKS -- 0.8% of Net Assets
                         AUTOMOBILES & COMPONENTS -- 0.0%+
                         Automobile Manufacturers -- 0.0%+
         16,820(d)       Ford Motor Co.                                                 $     206,382
                                                                                        -------------
                         Total Automobiles & Components                                 $     206,382
-----------------------------------------------------------------------------------------------------
                         CAPITAL GOODS -- 0.0%+
                         Construction & Engineering -- 0.0%+
        530,321(d)       Abengoa SA, Class A                                            $      20,388
      5,483,653(d)       Abengoa SA, Class B                                                   76,662
                                                                                        -------------
                                                                                        $      97,050
-----------------------------------------------------------------------------------------------------
                         Industrial Machinery -- 0.0%+
        156,027(d)(f)    Liberty Tire Recycling LLC                                     $       1,560
                                                                                        -------------
                         Total Capital Goods                                            $      98,610
-----------------------------------------------------------------------------------------------------
                         CONSUMER DURABLES & APPAREL -- 0.0%+
                         Homebuilding -- 0.0%+
      1,443,476(d)       Desarrolladora Homex SAB de CV                                 $      59,560
                                                                                        -------------
                         Total Consumer Durables & Apparel                              $      59,560
-----------------------------------------------------------------------------------------------------
                         ENERGY -- 0.4%
                         Coal & Consumable Fuels -- 0.0%+
             49(d)       Alpha Natural Resources Holdings, Inc.                         $         196
             37(d)       Contura Energy, Inc.                                                   2,187
                                                                                        -------------
                                                                                        $       2,383
-----------------------------------------------------------------------------------------------------
                         Oil & Gas Exploration & Production -- 0.4%
      5,735,146(d)(f)    Ascent CNR Corp.                                               $   1,233,056
         39,631(d)       Frontera Energy Corp.                                              1,184,896

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/17 17

-----------------------------------------------------------------------------------------------------
Shares                                                                                  Value
-----------------------------------------------------------------------------------------------------
                         Oil & Gas Exploration & Production (continued)
          1,046(d)       Midstates Petroleum Co., Inc.                                  $      15,951
            203(d)       SilverBow Resources, Inc.                                              4,565
                                                                                        -------------
                                                                                        $   2,438,468
                                                                                        -------------
                         Total Energy                                                   $   2,440,851
-----------------------------------------------------------------------------------------------------
                         FOOD, BEVERAGE & TOBACCO -- 0.1%
                         Distillers & Vintners -- 0.1%
         18,811(d)       Marie Brizard Wine & Spirits SA                                $     281,605
                                                                                        -------------
                         Total Food, Beverage & Tobacco                                 $     281,605
-----------------------------------------------------------------------------------------------------
                         MATERIALS -- 0.0%+
                         Steel -- 0.0%+
             49(d)       ANR, Inc., Class C                                             $       1,029
                                                                                        -------------
                         Total Materials                                                $       1,029
-----------------------------------------------------------------------------------------------------
                         TRANSPORTATION -- 0.3%
                         Air Freight & Logistics -- 0.3%
         5,012+(d)       CEVA Holdings LLC                                              $   2,029,787
                                                                                        -------------
                         Total Transportation                                           $   2,029,787
-----------------------------------------------------------------------------------------------------
                         TOTAL COMMON STOCK
                         (Cost $18,091,947)                                             $   5,117,824
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)
-----------------------------------------------------------------------------------------------------
                         ASSET BACKED SECURITY -- 0.1% of Net Assets
                         BANKS -- 0.1%
                         Thrifts & Mortgage Finance -- 0.1%
        450,000          InSite Issuer LLC, Series 2016-1A, Class C, 6.414%,
                         11/15/46 (144A)                                                $     460,345
                                                                                        -------------
                         Total Banks                                                    $     460,345
-----------------------------------------------------------------------------------------------------
                         TOTAL ASSET BACKED SECURITY
                         (Cost $450,000)                                                $     460,345
-----------------------------------------------------------------------------------------------------
                         COLLATERALIZED MORTGAGE OBLIGATIONS --
                         1.2% of Net Assets
                         BANKS -- 1.2%
                         Diversified Banks -- 0.1%
        850,000(g)       Wells Fargo Commercial Mortgage Trust, Series 2014-LC18,
                         Class D, 3.957%, 12/15/47 (144A)                               $     713,859
-----------------------------------------------------------------------------------------------------
                         Thrifts & Mortgage Finance -- 1.1%
        630,000(g)       BAMLL Commercial Mortgage Securities Trust, Series
                         2016-FR14, Class C, 1.388%, 2/27/48 (144A)                     $     554,400
      1,500,000(g)       Banc of America Commercial Mortgage Trust, Series 2007-4,
                         Class D, 5.907%, 2/10/51 (144A)                                    1,500,000
      1,500,000(g)       Citigroup Commercial Mortgage Trust, Series 2014-GC23,
                         Class E, 3.208%, 7/10/47 (144A)                                      970,198
      1,480,000(g)       COBALT CMBS Commercial Mortgage Trust, Series 2007-C3,
                         Class B, 5.842%, 5/15/46                                           1,477,247

The accompanying notes are an integral part of these financial statements.

18 Pioneer Global High Yield Fund | Annual Report | 10/31/17

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                          Value
-----------------------------------------------------------------------------------------------------
                         Thrifts & Mortgage Finance (continued)
        455,000(g)       COBALT CMBS Commercial Mortgage Trust, Series 2007-C3,
                         Class C, 5.842%, 5/15/46                                       $     322,281
        750,000(c)       Commercial Mortgage Trust, Series 2014-FL5, Class D,
                         5.239% (1 Month USD LIBOR + 400 bps), 10/15/31 (144A)                712,725
        375,000(g)       Commercial Mortgage Trust, Series 2014-UBS4, Class D,
                         4.687%, 8/10/47 (144A)                                               333,736
        256,362          Homeowner Assistance Program Reverse Mortgage Loan
                         Trust, Series 2013-RM1, Class A, 4.0%, 5/26/53 (144A)                255,721
        500,000(g)       JPMBB Commercial Mortgage Securities Trust, Series
                         2014-C25, Class D, 3.946%, 11/15/47 (144A)                           386,334
        500,000(g)       Wachovia Bank Commercial Mortgage Trust, Series
                         2006-C27, Class B, 5.865%, 7/15/45                                   505,227
                                                                                        -------------
                                                                                        $   7,017,869
                                                                                        -------------
                         Total Banks                                                    $   7,731,728
-----------------------------------------------------------------------------------------------------
                         TOTAL COLLATERALIZED MORTGAGE OBLIGATION
                         (Cost $7,770,854)                                              $   7,731,728
-----------------------------------------------------------------------------------------------------
                         CORPORATE BONDS -- 79.9% of Net Assets
                         AUTOMOBILES & COMPONENTS -- 0.8%
                         Auto Parts & Equipment -- 0.8%
        375,000          Allison Transmission, Inc., 4.75%, 10/1/27 (144A)              $     378,750
      2,035,000          Dana Financing Luxembourg S.a.r.l., 6.5%, 6/1/26 (144A)            2,213,063
EUR   1,350,000(b)       IHO Verwaltungs GmbH, 3.75% (4.5% PIK 0.0% cash),
                         9/15/26 (144A)                                                     1,682,842
        877,000          TI Group Automotive Systems LLC, 8.75%, 7/15/23 (144A)               947,160
                                                                                        -------------
                         Total Automobiles & Components                                 $   5,221,815
-----------------------------------------------------------------------------------------------------
                         BANKS -- 7.0%
                         Diversified Banks -- 5.3%
        800,000          Access Bank Plc, 10.5%, 10/19/21 (144A)                        $     904,176
      1,600,000          Akbank Turk AS, 5.125%, 3/31/25                                    1,549,542
      2,000,000(e)(g)    Alfa Bank AO Via Alfa Bond Issuance Plc, 8.0% (5 Year USD
                         Swap Rate + 666 bps)                                               2,129,660
      1,175,000(e)(g)    Banco do Brasil SA, 9.0% (5 Year CMT Index + 636 bps)              1,289,563
        295,000(g)       Banco Nacional de Comercio Exterior SNC, 3.8% (5 Year
                         CMT Index + 300 bps), 8/11/26 (144A)                                 293,525
        700,000          BBVA Bancomer SA, 6.75%, 9/30/22 (144A)                              794,850
      2,114,000(e)(g)    BNP Paribas SA, 7.625% (5 Year USD Swap
                         Rate + 631 bps) (144A)                                             2,370,322
      1,200,000(e)(g)    Danske Bank A/S, 6.125% (USD Swap Rate + 390 bps)                  1,302,245
      2,971,000          Finansbank AS, 4.875%, 5/19/22 (144A)                              2,930,624
      1,299,000(e)(g)    HSBC Holdings Plc, 6.0% (5 Year USD 1100 Run ICE
                         Swap Rate + 375 bps)                                               1,380,187
      1,685,000(e)(g)    ING Groep NV, 6.5% (5 Year USD Swap Rate + 445 bps)                1,849,456
INR  31,450,000          International Bank for Reconstruction & Development,
                         5.75%, 10/28/19                                                      487,733

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/17 19

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                          Value
-----------------------------------------------------------------------------------------------------
                         Diversified Banks (continued)
ARS  17,443,000          Letras del Banco Central de la Republica Argentina,
                         0.0%, 4/18/18                                                  $     873,864
EUR     970,000(e)(g)    Lloyds Banking Group Plc, 6.375% (5 Year EUR Swap
                         Rate + 529 bps)                                                    1,255,533
      1,773,000(e)(g)    Royal Bank of Scotland Group Plc, 8.0% (5 Year USD
                         Swap Rate + 572 bps)                                               2,026,894
      1,570,000(e)(g)    Royal Bank of Scotland Group Plc, 8.625% (5 Year USD
                         Swap Rate + 760 bps)                                               1,777,868
        750,000          Sberbank of Russia Via SB Capital SA, 5.25%,
                         5/23/23 (144A)                                                       783,435
      2,140,000(e)(g)    Societe Generale SA, 7.375% (5 Year USD Swap
                         Rate + 624 bps) (144A)                                             2,359,350
      1,840,000          Turkiye Is Bankasi, 5.375%, 10/6/21 (144A)                         1,842,767
      1,500,000          Turkiye Is Bankasi, 5.5%, 4/21/22 (144A)                           1,494,747
        350,000          Turkiye Is Bankasi, 6.125%, 4/25/24 (144A)                           348,837
      1,860,000          Turkiye Vakiflar Bankasi TAO, 5.625%, 5/30/22 (144A)               1,855,350
        759,000(g)       Turkiye Vakiflar Bankasi TAO, 8.0% (5 Year USD Swap
                         Rate + 585 bps), 11/1/27 (144A)                                      779,721
                                                                                        -------------
                                                                                        $  32,680,249
-----------------------------------------------------------------------------------------------------
                         Supranational -- 1.3%
INR  28,480,000          Asian Development Bank, 5.9%, 12/20/22                         $     438,144
INR 134,290,000          Asian Development Bank, 6.2%, 10/6/26                              2,088,146
INR 108,160,000          Asian Development Bank, 6.45%, 8/8/21                              1,705,591
        290,000          Banque Ouest Africaine de Developpement, 5.0%,
                         7/27/27 (144A)                                                       301,600
      2,386,000          Banque Ouest Africaine de Developpement, 5.5%,
                         5/6/21 (144A)                                                      2,543,934
ARS  16,270,000(k)       European Bank for Reconstruction & Development, 2/1/19               736,098
        250,000(c)       International Bank for Reconstruction & Development,
                         12.557% (6 Month USD LIBOR + 1,150 bps),
                         7/15/20 (144A)                                                       249,855
                                                                                        -------------
                                                                                        $   8,063,368
-----------------------------------------------------------------------------------------------------
                         Thrifts & Mortgage Finance -- 0.4%
      2,615,000          Financiera Independencia SAB de CV SOFOM ENR, 8.0%,
                         7/19/24 (144A)                                                 $   2,706,786
                                                                                        -------------
                         Total Banks                                                    $  43,450,403
-----------------------------------------------------------------------------------------------------
                         CAPITAL GOODS -- 3.9%
                         Aerospace & Defense -- 0.7%
EUR   3,615,000          TA MFG., Ltd., 3.625%, 4/15/23 (144A)                          $   4,349,489
-----------------------------------------------------------------------------------------------------
                         Construction & Engineering -- 0.2%
      1,475,000          Amsted Industries, Inc., 5.375%, 9/15/24 (144A)                $   1,548,750
-----------------------------------------------------------------------------------------------------
                         Construction & Farm Machinery & Heavy Trucks -- 0.3%
EUR     735,000          Loxam SAS, 4.25%, 4/15/24 (144A)                               $     917,998
EUR     705,000          Loxam SAS, 6.0%, 4/15/25 (144A)                                      897,421
                                                                                        -------------
                                                                                        $   1,815,419
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Global High Yield Fund | Annual Report | 10/31/17

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                          Value
-----------------------------------------------------------------------------------------------------
                         Electrical Components & Equipment -- 0.5%
        920,000          Exterran Energy Solutions LP / EES Finance Corp.,
                         8.125%, 5/1/25 (144A)                                          $     968,300
      2,000,000          General Cable Corp., 5.75%, 10/1/22                                2,050,000
                                                                                        -------------
                                                                                        $   3,018,300
-----------------------------------------------------------------------------------------------------
                         Industrial Conglomerates -- 0.5%
      2,388,000          JB Poindexter & Co., Inc., 9.0%, 4/1/22 (144A)                 $   2,498,445
        485,000          Park-Ohio Industries, Inc., 6.625%, 4/15/27                          526,225
                                                                                        -------------
                                                                                        $   3,024,670
-----------------------------------------------------------------------------------------------------
                         Industrial Machinery -- 0.7%
      1,315,000          Apex Tool Group LLC, 7.0%, 2/1/21 (144A)                       $   1,245,963
EUR   2,365,000          Colfax Corp., 3.25%, 5/15/25 (144A)                                2,887,751
                                                                                        -------------
                                                                                        $   4,133,714
-----------------------------------------------------------------------------------------------------
                         Trading Companies & Distributors -- 1.0%
      1,174,000          H&E Equipment Services, Inc., 5.625%, 9/1/25 (144A)            $   1,240,038
      1,500,000          United Rentals North America, Inc., 4.625%, 10/15/25               1,534,725
      1,500,000          United Rentals North America, Inc., 4.875%, 1/15/28                1,507,500
      1,690,000          WESCO Distribution, Inc., 5.375%, 12/15/21                         1,741,714
                                                                                        -------------
                                                                                        $   6,023,977
                                                                                        -------------
                         Total Capital Goods                                            $  23,914,319
-----------------------------------------------------------------------------------------------------
                         COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                         Environmental & Facilities Services -- 0.1%
        745,000          Clean Harbors, Inc., 5.125%, 6/1/21                            $     755,244
                                                                                        -------------
                         Total Commercial Services & Supplies                           $     755,244
-----------------------------------------------------------------------------------------------------
                         CONSUMER DURABLES & APPAREL -- 2.0%
                         Homebuilding -- 2.0%
      2,237,897(b)       Abengoa Abenewco 2 SAU, 1.5% (1.25% PIK 0.25% cash),
                         3/31/23 (144A)                                                 $     106,300
      1,000,000          Beazer Homes USA, Inc., 5.875%, 10/15/27 (144A)                      998,750
      1,984,000          Beazer Homes USA, Inc., 6.75%, 3/15/25                             2,098,675
        460,000          Beazer Homes USA, Inc., 8.75%, 3/15/22                               511,152
      1,345,000          KB Home, 7.0%, 12/15/21                                            1,516,487
      2,079,000          Lennar Corp., 4.75%, 11/15/22                                      2,195,944
      2,200,000          Rialto Holdings LLC / Rialto Corp., 7.0%, 12/1/18 (144A)           2,205,500
      1,625,000          Taylor Morrison Communities, Inc / Taylor Morrison
                         Holdings II, Inc., 5.875%, 4/15/23 (144A)                          1,739,758
      1,150,000          TRI Pointe Group, Inc., 5.25%, 6/1/27                              1,175,875
                                                                                        -------------
                         Total Consumer Durables & Apparel                              $  12,548,441
-----------------------------------------------------------------------------------------------------
                         CONSUMER SERVICES -- 2.6%
                         Casinos & Gaming -- 2.0%
EUR   1,870,000          Codere Finance 2 Luxembourg SA, 6.75%, 11/1/21 (144A)          $   2,276,672
      1,370,000          Golden Nugget, Inc., 8.75%, 10/1/25 (144A)                         1,407,675
EUR   2,125,000          Intralot Capital Luxembourg SA, 5.25%, 9/15/24 (144A)              2,525,137

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/17 21

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                          Value
-----------------------------------------------------------------------------------------------------
                         Casinos & Gaming (continued)
EUR   1,275,000          Intralot Capital Luxembourg SA, 6.75%, 9/15/21 (144A)          $   1,594,476
         91,432(b)(h)    Mashantucket Western Pequot Tribe, 6.5% (5.5% PIK
                         1.0% cash), 7/1/36                                                       457
      3,831,000          Scientific Games International, Inc., 10.0%, 12/1/22               4,237,776
                                                                                        -------------
                                                                                        $  12,042,193
-----------------------------------------------------------------------------------------------------
                         Hotels, Resorts & Cruise Lines -- 0.2%
      1,502,000          Viking Cruises, Ltd., 5.875%, 9/15/27 (144A)                   $   1,513,265
-----------------------------------------------------------------------------------------------------
                         Specialized Consumer Services -- 0.4%
      1,350,000          Aegea Finance S.a.r.l., 5.75%, 10/10/24 (144A)                 $   1,386,720
      1,140,000          Ashtead Capital, Inc., 4.125%, 8/15/25 (144A)                      1,148,550
                                                                                        -------------
                                                                                        $   2,535,270
                                                                                        -------------
                         Total Consumer Services                                        $  16,090,728
-----------------------------------------------------------------------------------------------------
                         DIVERSIFIED FINANCIALS -- 5.0%
                         Consumer Finance -- 1.4%
        155,000          Ally Financial, Inc., 4.625%, 3/30/25                          $     164,881
        913,000          Ally Financial, Inc., 5.75%, 11/20/25                              1,007,724
      1,925,000          Credito Real SAB de CV SOFOM ER, 7.25%,
                         7/20/23 (144A)                                                     2,027,025
INR  94,350,000          International Finance Corp., 6.3%, 11/25/24                        1,476,310
INR 240,670,000          International Finance Corp., 8.25%, 6/10/21                        3,995,661
                                                                                        -------------
                                                                                        $   8,671,601
-----------------------------------------------------------------------------------------------------
                         Diversified Capital Markets -- 0.5%
        759,000(e)(g)    Credit Suisse Group AG, 7.125% (5 Year USD Swap
                         Rate + 511 bps)                                                $     831,105
      1,775,000(e)(g)    UBS Group AG, 7.125% (5 Year USD Swap Rate + 588 bps)              1,948,062
                                                                                        -------------
                                                                                        $   2,779,167
-----------------------------------------------------------------------------------------------------
                         Investment Banking & Brokerage -- 0.4%
      2,028,000          UBS AG, 7.625%, 8/17/22                                        $   2,393,040
-----------------------------------------------------------------------------------------------------
                         Specialized Finance -- 2.7%
      1,992,872(b)       AAF Holdings LLC / AAF Finance Co., 12.0% (12.75% PIK
                         12.0% cash), 7/1/19 (144A)                                     $   2,092,516
      3,000,000          Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)                      3,279,447
      1,925,000          Gerdau Trade, Inc., 4.875%, 10/24/27 (144A)                        1,931,256
      1,185,000          Nationstar Mortgage LLC / Nationstar Capital Corp.,
                         6.5%, 7/1/21                                                       1,202,775
      4,870,000          Nationstar Mortgage LLC / Nationstar Capital Corp.,
                         6.5%, 6/1/22                                                       4,991,750
      3,300,000          Nova Austral SA, 8.25%, 5/26/21 (144A)                             3,381,801
                                                                                        -------------
                                                                                        $  16,879,545
                                                                                        -------------
                         Total Diversified Financials                                   $  30,723,353
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Global High Yield Fund | Annual Report | 10/31/17

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                          Value
-----------------------------------------------------------------------------------------------------
                         ENERGY -- 13.5%
                         Integrated Oil & Gas -- 3.3%
        445,000          Ascent Resources Utica Holdings LLC / ARU Finance
                         Corp., 10.0%, 4/1/22 (144A)                                    $     482,825
      5,725,000          Petrobras Global Finance BV, 5.299%, 1/27/25 (144A)                5,743,606
      4,665,000          Petrobras Global Finance BV, 5.375%, 1/27/21                       4,904,081
      1,256,000          Petrobras Global Finance BV, 6.25%, 3/17/24                        1,346,872
      1,250,000          Petrobras Global Finance BV, 7.375%, 1/17/27                       1,388,125
        700,000(c)       Petroleos Mexicanos, 4.967% (3 Month USD
                         LIBOR + 365 bps), 3/11/22 (144A)                                     763,000
      1,600,000          Petroleos Mexicanos, 6.5%, 3/13/27 (144A)                          1,747,200
MXN   8,650,000          Petroleos Mexicanos, 7.19%, 9/12/24 (144A)                           404,761
      2,475,000          YPF SA, 6.95%, 7/21/27 (144A)                                      2,653,200
ARS  22,125,000          YPF SA, 16.5%, 5/9/22 (144A)                                       1,179,158
                                                                                        -------------
                                                                                        $  20,612,828
-----------------------------------------------------------------------------------------------------
                         Oil & Gas Drilling -- 0.6%
      2,306,000          Rowan Cos., Inc., 5.4%, 12/1/42                                $   1,752,560
        417,000          Rowan Cos., Inc., 5.85%, 1/15/44                                     335,685
        455,000          Transocean, Inc., 7.5%, 1/15/26 (144A)                               468,650
      1,170,000          Trinidad Drilling, Ltd., 6.625%, 2/15/25 (144A)                    1,137,825
                                                                                        -------------
                                                                                        $   3,694,720
-----------------------------------------------------------------------------------------------------
                         Oil & Gas Equipment & Services -- 0.4%
      1,117,000          Archrock Partners LP / Archrock Partners Finance
                         Corp., 6.0%, 4/1/21                                            $   1,111,415
      1,000,000          Archrock Partners LP / Archrock Partners Finance Corp.,
                         6.0%, 10/1/22                                                        993,750
        505,000          SESI LLC, 7.75%, 9/15/24 (144A)                                      522,675
                                                                                        -------------
                                                                                        $   2,627,840
-----------------------------------------------------------------------------------------------------
                         Oil & Gas Exploration & Production -- 5.5%
      1,285,000          Antero Resources Corp., 5.0%, 3/1/25                           $   1,304,275
        300,000          California Resources Corp., 8.0%, 12/15/22 (144A)                    198,000
      1,245,000          Carrizo Oil & Gas, Inc., 6.25%, 4/15/23                            1,266,787
        167,000          Chesapeake Energy Corp., 8.0%, 12/15/22 (144A)                       179,682
        718,000          Cobalt International Energy, Inc., 7.75%, 12/1/23 (144A)             442,467
      1,826,000          Cobalt International Energy, Inc., 10.75%, 12/1/21 (144A)          1,876,215
      1,385,000          Continental Resources, Inc., 3.8%, 6/1/24                          1,345,181
        965,000          Covey Park Energy LLC / Covey Park Finance Corp.,
                         7.5%, 5/15/25 (144A)                                               1,001,188
        850,000          Extraction Oil & Gas, Inc., 7.375%, 5/15/24 (144A)                   905,250
      1,920,000          Geopark, Ltd., 6.5%, 9/21/24 (144A)                                1,968,960
      1,380,000          Great Western Petroleum LLC / Great Western Finance, Inc.,
                         9.0%, 9/30/21 (144A)                                               1,414,500
      1,055,000          Gulfport Energy Corp., 6.0%, 10/15/24                              1,055,000

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/17 23

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                          Value
-----------------------------------------------------------------------------------------------------
                         Oil & Gas Exploration & Production (continued)
      2,000,000          Gulfport Energy Corp., 6.375%, 5/15/25                         $   2,030,000
        212,000          Halcon Resources Corp., 6.75%, 2/15/25 (144A)                        216,770
      2,390,000          Hilcorp Energy I LP / Hilcorp Finance Co., 5.0%,
                         12/1/24 (144A)                                                     2,378,050
        575,000          MEG Energy Corp., 6.5%, 1/15/25 (144A)                               572,125
      1,460,000          MEG Energy Corp., 7.0%, 3/31/24 (144A)                             1,324,950
        425,000          Newfield Exploration Co., 5.625%, 7/1/24                             459,531
      2,915,000          Nostrum Oil & Gas Finance BV, 8.0%, 7/25/22 (144A)                 3,033,058
      1,455,000          Novatek OAO via Novatek Finance DAC, 4.422%,
                         12/13/22 (144A)                                                    1,495,304
      1,515,000          Oasis Petroleum, Inc., 6.875%, 3/15/22                             1,552,875
        320,000          Parsley Energy LLC / Parsley Finance Corp., 5.25%,
                         8/15/25 (144A)                                                       323,200
      1,460,000          Parsley Energy LLC / Parsley Finance Corp., 5.375%,
                         1/15/25 (144A)                                                     1,481,900
        600,000          Parsley Energy LLC / Parsley Finance Corp., 5.625%,
                         10/15/27 (144A)                                                      619,128
        250,000          Parsley Energy LLC / Parsley Finance Corp., 6.25%,
                         6/1/24 (144A)                                                        265,000
      1,560,000          Rice Energy, Inc., 6.25%, 5/1/22                                   1,632,384
      2,727,000          Sanchez Energy Corp., 6.125%, 1/15/23                              2,277,045
        200,000          SM Energy Co., 6.125%, 11/15/22                                      201,000
        945,000          SM Energy Co., 6.75%, 9/15/26                                        969,806
                                                                                        -------------
                                                                                        $  33,789,631
-----------------------------------------------------------------------------------------------------
                         Oil & Gas Refining & Marketing -- 0.8%
      1,790,000          Calumet Specialty Products Partners LP / Calumet
                         Finance Corp., 6.5%, 4/15/21                                   $   1,751,963
        448,000          EnLink Midstream Partners LP, 5.05%, 4/1/45                          438,654
      1,299,000          EnLink Midstream Partners LP, 5.6%, 4/1/44                         1,351,029
      1,056,842(c)       EP PetroEcuador via Noble Sovereign Funding I, Ltd.,
                         6.961% (3 Month USD LIBOR + 563 bps), 9/24/19                      1,075,865
        415,000          PBF Holding Co., LLC / PBF Finance Corp., 7.0%, 11/15/23             431,600
                                                                                        -------------
                                                                                        $   5,049,111
-----------------------------------------------------------------------------------------------------
                         Oil & Gas Storage & Transportation -- 2.9%
      2,447,000          Cheniere Corpus Christi Holdings LLC, 5.125%,
                         6/30/27 (144A)                                                 $   2,523,469
      1,730,000          Cheniere Energy Partners LP, 5.25%, 10/1/25 (144A)                 1,781,900
      1,500,000          Delek Logistics Partners LP, 6.75%, 5/15/25 (144A)                 1,528,125
      1,085,000          Energy Transfer Equity LP, 5.875%, 1/15/24                         1,177,225
      1,090,000          Genesis Energy LP / Genesis Energy Finance Corp.,
                         5.75%, 2/15/21                                                     1,106,786
      1,395,000          Genesis Energy LP / Genesis Energy Finance Corp.,
                         6.5%, 10/1/25                                                      1,412,437
      1,820,000          Global Partners LP / GLP Finance Corp., 7.0%, 6/15/23              1,847,300

The accompanying notes are an integral part of these financial statements.

24 Pioneer Global High Yield Fund | Annual Report | 10/31/17

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                          Value
-----------------------------------------------------------------------------------------------------
                         Oil & Gas Storage & Transportation (continued)
      1,000,000(c)       Golar LNG Partners LP, 7.565% (3 Month USD
                         LIBOR + 625 bps), 5/18/21 (144A)                               $     987,511
        500,000          Sabine Pass Liquefaction LLC, 5.0%, 3/15/27                          537,945
        710,000          Sabine Pass Liquefaction LLC, 5.875%, 6/30/26                        803,242
      2,150,000          Targa Resources Partners LP / Targa Resources Partners
                         Finance Corp., 4.25%, 11/15/23                                     2,139,250
        559,000          Targa Resources Partners LP / Targa Resources Partners
                         Finance Corp., 5.0%, 1/15/28 (144A)                                  560,398
      1,375,000          Williams Cos., Inc., 4.55%, 6/24/24                                1,436,875
                                                                                        -------------
                                                                                        $  17,842,463
                                                                                        -------------
                         Total Energy                                                   $  83,616,593
-----------------------------------------------------------------------------------------------------
                         FOOD & STAPLES RETAILING -- 0.2%
                         Food Retail -- 0.2%
      1,285,000          C&S Group Enterprises LLC, 5.375%, 7/15/22 (144A)              $   1,246,450
                                                                                        -------------
                         Total Food & Staples Retailing                                 $   1,246,450
-----------------------------------------------------------------------------------------------------
                         FOOD, BEVERAGE & TOBACCO -- 6.0%
                         Packaged Foods & Meats -- 5.6%
GBP   1,170,000          Boparan Finance Plc, 5.5%, 7/15/21 (144A)                      $   1,470,615
      1,335,000(h)       CFG Investment SAC, 9.75%, 7/30/19 (144A)                          1,365,037
EUR   1,353,000          Darling Global Finance BV, 4.75%, 5/30/22 (144A)                   1,647,176
        950,000          JBS Investments GmbH, 7.25%, 4/3/24 (144A)                           938,125
      3,135,000          JBS USA LUX SA / JBS USA Finance, Inc., 5.75%,
                         6/15/25 (144A)                                                     3,040,950
        525,000          Lamb Weston Holdings, Inc., 4.625%, 11/1/24 (144A)                   548,625
        525,000          Lamb Weston Holdings, Inc., 4.875%, 11/1/26 (144A)                   551,906
      1,335,000          MARB BondCo Plc, 7.0%, 3/15/24 (144A)                              1,345,012
      3,015,000          Marfrig Holdings Europe BV, 6.875%, 6/24/19 (144A)                 3,116,756
      3,923,000          Marfrig Holdings Europe BV, 8.0%, 6/8/23 (144A)                    4,099,535
      1,425,000          MHP SE, 8.25%, 4/2/20 (144A)                                       1,539,000
      1,560,000          Minerva Luxembourg SA, 6.5%, 9/20/26 (144A)                        1,617,720
      6,530,000          Minerva Luxembourg SA, 7.75%, 1/31/23 (144A)                       6,832,013
      5,000,000          Pesquera Exalmar SAA, 7.375%, 1/31/20 (144A)                       4,875,000
        830,000          Pilgrim's Pride Corp., 5.875%, 9/30/27 (144A)                        863,200
        255,000          Post Holdings, Inc., 5.5%, 3/1/25 (144A)                             265,838
      1,226,687(h)       Tonon Luxembourg SA, 10.5%, 5/14/24 (144A)                           502,942
                                                                                        -------------
                                                                                        $  34,619,450
-----------------------------------------------------------------------------------------------------
                         Tobacco -- 0.4%
        535,000          Alliance One International, Inc., 8.5%, 4/15/21 (144A)         $     560,413
      2,125,000          Alliance One International, Inc., 9.875%, 7/15/21                  1,872,656
                                                                                        -------------
                                                                                        $   2,433,069
                                                                                        -------------
                         Total Food, Beverage & Tobacco                                 $  37,052,519
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/17 25

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                          Value
-----------------------------------------------------------------------------------------------------
                         HEALTH CARE EQUIPMENT & SERVICES -- 3.6%
                         Health Care Facilities -- 1.2%
        495,000          CHS/Community Health Systems, Inc., 6.25%, 3/31/23             $     476,437
      3,915,000          CHS/Community Health Systems, Inc., 6.875%, 2/1/22                 2,833,481
      1,725,000          Kindred Healthcare, Inc., 6.375%, 4/15/22                          1,596,488
      1,320,000          Kindred Healthcare, Inc., 8.0%, 1/15/20                            1,333,200
      1,175,000          RegionalCare Hospital Partners Holdings, Inc., 8.25%,
                         5/1/23 (144A)                                                      1,233,750
                                                                                        -------------
                                                                                        $   7,473,356
-----------------------------------------------------------------------------------------------------
                         Health Care Services -- 0.3%
      1,430,000          Team Health Holdings, Inc., 6.375%, 2/1/25 (144A)              $   1,315,600
        595,000          Universal Hospital Services, Inc., 7.625%, 8/15/20                   602,438
                                                                                        -------------
                                                                                        $   1,918,038
-----------------------------------------------------------------------------------------------------
                         Health Care Technology -- 0.7%
EUR   1,300,000          Quintiles IMS, Inc., 2.875%, 9/15/25 (144A)                    $   1,537,218
EUR   2,200,000          Quintiles IMS, Inc., 3.25%, 3/15/25 (144A)                         2,653,089
                                                                                        -------------
                                                                                        $   4,190,307
-----------------------------------------------------------------------------------------------------
                         Managed Health Care -- 1.4%
      1,840,000          Centene Corp., 4.75%, 5/15/22                                  $   1,927,400
        245,000          Centene Corp., 4.75%, 1/15/25                                        252,962
      1,550,000          Centene Corp., 5.625%, 2/15/21                                     1,608,125
      1,500,000          Molina Healthcare, Inc., 5.375%, 11/15/22                          1,560,750
      3,155,000          WellCare Health Plans, Inc., 5.25%, 4/1/25                         3,320,638
                                                                                        -------------
                                                                                        $   8,669,875
                                                                                        -------------
                         Total Health Care Equipment & Services                         $  22,251,576
-----------------------------------------------------------------------------------------------------
                         HOUSEHOLD & PERSONAL PRODUCTS -- 0.5%
                         Household Cleaning Supplies -- 0.3%
EUR   1,400,000          Diamond BC BV, 5.625%, 8/15/25 (144A)                          $   1,685,097
-----------------------------------------------------------------------------------------------------
                         Personal Products -- 0.2%
        375,000          Revlon Consumer Products Corp., 5.75%, 2/15/21                 $     321,562
      1,200,000          Revlon Consumer Products Corp., 6.25%, 8/1/24                        885,000
                                                                                        -------------
                                                                                        $   1,206,562
                                                                                        -------------
                         Total Household & Personal Products                            $   2,891,659
-----------------------------------------------------------------------------------------------------
                         INSURANCE -- 2.2%
                         Reinsurance -- 2.2%
        450,000(c)       Alamo Re, Ltd., 5.944% (3 Month Treasury Bill + 481 bps),
                         6/7/18 (144A) (Cat Bond)                                       $     456,210
     1,300,000+(i)(j)    Arlington Segregated Account (Artex SAC, Ltd.), Variable
                         Rate Notes, 8/1/18                                                    63,180
     1,000,000+(i)(j)    Berwick Segregated Account (Artex SAC, Ltd.), Variable
                         Rate Notes, 12/31/17                                                  30,000
       800,000+(i)(j)    Berwick Segregated Account (Artex SAC, Ltd.), Variable
                         Rate Notes, 2/1/18                                                    38,000

The accompanying notes are an integral part of these financial statements.

26 Pioneer Global High Yield Fund | Annual Report | 10/31/17

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                          Value
-----------------------------------------------------------------------------------------------------
                         Reinsurance (continued)
        500,000(c)       Caelus Re V, Ltd., Series D, 10.381% (3 Month Treasury
                         Bill + 925 bps), 6/5/20 (144A) (Cat Bond)                      $     236,150
     3,900,000+(i)(j)    Carnoustie Segregated Account (Artex SAC, Ltd.), Variable
                         Rate Notes, 12/31/17                                                  79,560
     2,600,000+(i)(j)    Carnoustie Segregated Account (Artex SAC, Ltd.), Variable
                         Rate Notes, 11/30/20                                                 281,320
       800,000+(i)(j)    Carnoustie Segregated Account (Artex SAC, Ltd.), Variable
                         Rate Notes, 11/30/21                                                 720,000
       600,000+(i)(j)    Cyprus Segregated Account (Artex SAC, Ltd.), Series 2017,
                         Variable Rate Notes, 1/10/18                                         517,260
         2,646+(i)(j)    Eden Re II, Ltd., Variable Rate Notes, 4/23/19 (144A)                 45,428
       600,000+(i)(j)    Eden Re II, Ltd., Variable Rate Notes, 3/22/21 (144A)                577,080
        300,000(c)       Galilei Re, Ltd., 6.375% (6 Month USD LIBOR + 525 bps),
                         1/8/20 (144A) (Cat Bond)                                             292,410
        300,000(c)       Galilei Re, Ltd., 7.375% (6 Month USD LIBOR + 625 bps),
                         1/8/20 (144A) (Cat Bond)                                             282,720
        300,000(c)       Galilei Re, Ltd., 7.395% (6 Month USD LIBOR + 625 bps),
                         1/8/21 (144A) (Cat Bond)                                             276,330
        250,000(c)       Galilei Re, Ltd., 9.125% (6 Month USD LIBOR + 800 bps),
                         1/8/20 (144A) (Cat Bond)                                             217,150
     1,600,000+(i)(j)    Gleneagles Segregated Account (Artex SAC, Ltd.), Variable
                         Rate Notes, 11/30/20                                                 187,520
     3,500,000+(i)(j)    Gullane Segregated Account (Artex SAC, Ltd.), Variable
                         Rate Notes, 11/30/20                                                  76,300
       800,000+(i)(j)    Gullane Segregated Account (Artex SAC, Ltd.), Variable
                         Rate Notes, 11/30/21                                                 784,160
        500,000(c)       Kilimanjaro II Re, Ltd., 11.209% (6 Month USD
                         LIBOR + 1,000 bps), 4/20/21 (144A) (Cat Bond)                        309,150
       300,000+(i)(j)    Kingsbarns Segregated Account (Artex SAC, Ltd.), Variable
                         Rate Notes, 5/1/18                                                   277,860
       250,000+(i)(j)    Limestone Re, Ltd., Series 1, Class A Non Voting, Variable
                         Rate Notes, 8/31/21                                                  231,250
       250,000+(i)(j)    Limestone Re, Ltd., Series 1, Class A Voting, Variable Rate
                         Notes, 8/31/21                                                       231,250
     1,100,000+(i)(j)    Lorenz Re, Ltd. (Prime, Ltd.), Variable Rate Notes, 3/31/19           61,600
       450,000+(i)(j)    Lorenz Re, Ltd. (Prime, Ltd.), Variable Rate Notes, 3/31/20          405,405
       490,000+(i)(j)    Madison Re, Variable Rate Notes, 3/31/19                              31,115
       300,000+(i)(j)    Madison Re, Variable Rate Notes, 3/31/20                             214,890
        400,000(c)       Northshore Re II, Ltd., 8.376% (3 Month Treasury
                         Bill + 725 bps), 7/6/20 (144A) (Cat Bond)                            405,400
       250,000+(i)(j)    Oakmont 2017 Segregated Account (Artex SAC, Ltd.),
                         Variable Rate Notes, 4/1/18                                          228,725
     3,900,000+(i)(j)    Pangaea Re Segregated Account (Artex SAC, Ltd.), Series
                         2015-1, Variable Rate Notes, 2/1/19                                   17,550
     3,500,000+(i)(j)    Pangaea Re Segregated Account (Artex SAC, Ltd.), Series
                         2016-1, Variable Rate Notes, 2/1/20                                  231,350

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/17 27

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                          Value
-----------------------------------------------------------------------------------------------------
                         Reinsurance (continued)
     1,000,000+(i)(j)    Pangaea Re Segregated Account (Artex SAC, Ltd.),
                         Series 2016-2, Variable Rate Notes, 11/30/20                   $      65,800
       300,000+(i)(j)    Pinehurst Segregated Account (Artex SAC, Ltd.), Variable
                         Rate Notes, 1/16/18                                                  297,150
       300,000+(i)(j)    Portrush 2017 Segregated Account (Artex SAC, Ltd.),
                         Variable Rate Notes, 6/15/18                                         280,470
     1,300,000+(i)(j)    Prestwick Segregated Account (Artex SAC Ltd.), Variable
                         Rate Notes, 12/31/17                                                  22,100
        250,000(k)       Residential Reinsurance 2016, Ltd., 12/6/17
                         (144A) (Cat Bond)                                                    248,425
        500,000(c)       Residential Reinsurance 2016, Ltd., 6.501% (3 Month
                         Treasury Bill + 537 bps), 12/6/20 (144A) (Cat Bond)                  495,050
       400,000+(i)(j)    Resilience Re, Ltd., Variable Rate Notes, 1/8/19 (144A)              400,000
       400,000+(i)(j)    Resilience Re, Ltd., Variable Rate Notes, 4/6/18                     347,520
AUD    300,000+(i)(j)    Rewire Securities LLC, Variable Rate Notes, 1/10/18                    7,595
         5,450+(i)(j)    Sector Re V, Ltd., Variable Rate Notes, 12/1/20 (144A)                34,041
     2,600,000+(i)(j)    St. Andrews Segregated Account (Artex SAC, Ltd.), Variable
                         Rate Notes, 12/31/17                                                  51,220
     1,750,000+(i)(j)    St. Andrews Segregated Account (Artex SAC, Ltd.), Variable
                         Rate Notes, 2/1/18                                                   246,050
       500,000+(i)(j)    St. Andrews Segregated Account (Artex SAC, Ltd.), Variable
                         Rate Notes, 2/1/19                                                   517,950
       521,395+(i)(j)    St. Andrews Segregated Account (Artex SAC, Ltd.), Variable
                         Rate Notes, 6/1/19                                                   535,838
       500,000+(i)(j)    Sunningdale 2017 Segregated Account (Artex SAC, Ltd.),
                         Variable Rate Notes, 1/16/18                                         490,750
        600,000(c)       Ursa Re, Ltd., 6.0% (ZERO + 600 bps), 5/27/20
                         (144A) (Cat Bond)                                                    603,900
     3,000,000+(i)(j)    Versutus, Ltd. (MMC Securities), Series 2016-A, Variable
                         Rate Notes, 11/30/20                                                 127,800
       600,000+(i)(j)    Versutus, Ltd. (MMC Securities), Series 2017-A, Variable
                         Rate Notes, 11/30/21                                                 587,580
       250,000+(i)(j)    Wentworth 2017, Variable Rate Notes, 7/13/18                         230,350
                                                                                        -------------
                         Total Insurance                                                $  13,395,912
-----------------------------------------------------------------------------------------------------
                         MATERIALS -- 8.3%
                         Aluminum -- 0.6%
        680,000          Constellium NV, 7.875%, 4/1/21 (144A)                          $     722,704
      3,025,000          Rusal Capital, DAC, 5.125%, 2/2/22 (144A)                          3,080,367
                                                                                        -------------
                                                                                        $   3,803,071
-----------------------------------------------------------------------------------------------------
                         Commodity Chemicals -- 0.3%
        755,000          Evolution Escrow Issuer LLC, 7.5%, 3/15/22 (144A)              $     791,806
      1,000,000          Hexion US Finance Corp., 6.625%, 4/15/20                             890,000
                                                                                        -------------
                                                                                        $   1,681,806
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Global High Yield Fund | Annual Report | 10/31/17

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                          Value
-----------------------------------------------------------------------------------------------------
                         Construction Materials -- 0.5%
      1,900,000          Beacon Escrow Corp., 4.875%, 11/1/25 (144A)                    $   1,923,180
EUR   1,200,000          Cemex SAB de CV, 4.75%, 1/11/22 (144A)                             1,441,743
                                                                                        -------------
                                                                                        $   3,364,923
-----------------------------------------------------------------------------------------------------
                         Copper -- 0.2%
      1,150,000          Freeport-McMoRan, Inc., 3.55%, 3/1/22                          $   1,138,500
-----------------------------------------------------------------------------------------------------
                         Diversified Chemicals -- 1.9%
EUR     625,000          Avantor, Inc., 4.75%, 10/1/24                                  $     742,694
EUR   2,015,000          Axalta Coating Systems LLC, 4.25%, 8/15/24 (144A)                  2,529,944
        460,000          Blue Cube Spinco, Inc., 9.75%, 10/15/23                              546,250
      3,365,000          CF Industries, Inc., 3.45%, 6/1/23                                 3,322,938
EUR   1,138,000          INEOS Finance Plc, 4.0%, 5/1/23 (144A)                             1,371,859
      2,840,000          Koks OAO Via Koks Finance DAC, 7.5%, 5/4/22 (144A)                 3,061,088
                                                                                        -------------
                                                                                        $  11,574,773
-----------------------------------------------------------------------------------------------------
                         Diversified Metals & Mining -- 2.0%
        810,000          Ausdrill Finance Pty, Ltd., 6.875%, 11/1/19 (144A)             $     823,162
      1,100,000          MMC Norilsk Nickel OJSC via MMC Finance DAC, 5.55%,
                         10/28/20 (144A)                                                    1,168,420
      2,580,000          Nexa Resources SA, 5.375%, 5/4/27 (144A)                           2,724,996
        860,000          Prince Mineral Holding Corp., 11.5%, 12/15/19 (144A)                 887,950
      1,218,000          Rain CII Carbon LLC / CII Carbon Corp., 7.25%,
                         4/1/25 (144A)                                                      1,318,485
      1,150,000          Vedanta Resources Plc, 6.375%, 7/30/22 (144A)                      1,203,130
        500,000          Vedanta Resources Plc, 7.125%, 5/31/23                               539,250
      3,645,000          Vedanta Resources Plc, 8.25%, 6/7/21 (144A)                        4,073,288
                                                                                        -------------
                                                                                        $  12,738,681
-----------------------------------------------------------------------------------------------------
                         Forest Products -- 0.3%
      2,155,000          Eldorado Intl. Finance GmbH, 8.625%, 6/16/21 (144A)            $   2,203,488
-----------------------------------------------------------------------------------------------------
                         Gold -- 0.2%
      1,150,000          Kinross Gold Corp., 4.5%, 7/15/27 (144A)                       $   1,164,375
-----------------------------------------------------------------------------------------------------
                         Metal & Glass Containers -- 0.9%
EUR     700,000(b)       ARD Finance SA, 6.625% (7.375% PIK
                         0.0% cash), 9/15/23                                            $     876,344
        700,000(b)       ARD Finance SA, 7.125% (7.875% PIK 0.0% cash), 9/15/23               745,500
        590,000          Ardagh Packaging Finance Plc / Ardagh Holdings USA, Inc.,
                         4.625%, 5/15/23 (144A)                                               606,225
EUR     410,000          Ardagh Packaging Finance Plc / Ardagh Holdings USA, Inc.,
                         6.75%, 5/15/24 (144A)                                                534,321
        630,000          Ardagh Packaging Finance Plc / Ardagh Holdings USA, Inc.,
                         7.25%, 5/15/24 (144A)                                                692,213
EUR     725,000          Horizon Holdings I SAS, 7.25%, 8/1/23 (144A)                         899,526
EUR     950,000          Verallia Packaging SASU, 5.125%, 8/1/22 (144A)                     1,169,695
                                                                                        -------------
                                                                                        $   5,523,824
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/17 29

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                          Value
-----------------------------------------------------------------------------------------------------
                         Silver -- 0.2%
      1,040,000          Coeur Mining, Inc., 5.875%, 6/1/24                             $   1,040,000
-----------------------------------------------------------------------------------------------------
                         Steel -- 1.2%
      1,258,000          AK Steel Corp., 6.375%, 10/15/25                               $   1,239,130
        715,000          ArcelorMittal, 6.125%, 6/1/25                                        824,731
      2,066,000          BlueScope Steel Finance, Ltd. / BlueScope Steel Finance
                         USA LLC, 6.5%, 5/15/21 (144A)                                      2,158,970
        770,000          Commercial Metals Co., 5.375%, 7/15/27                               795,025
      1,635,000(h)       Samarco Mineracao SA, 4.125%, 11/1/22 (144A)                         960,562
        670,000          SunCoke Energy Partners LP / SunCoke Energy Partners
                         Finance Corp., 7.5%, 6/15/25 (144A)                                  701,825
        588,000          United States Steel Corp., 6.875%, 8/15/25                           596,453
                                                                                        -------------
                                                                                        $   7,276,696
                                                                                        -------------
                         Total Materials                                                $  51,510,137
-----------------------------------------------------------------------------------------------------
                         MEDIA -- 3.7%
                         Advertising -- 0.2%
      1,125,000          MDC Partners, Inc., 6.5%, 5/1/24 (144A)                        $   1,147,500
-----------------------------------------------------------------------------------------------------
                         Broadcasting -- 0.8%
      1,650,000          Gray Television, Inc., 5.125%, 10/15/24 (144A)                 $   1,645,380
      1,970,000          Gray Television, Inc., 5.875%, 7/15/26 (144A)                      2,019,250
      1,600,000          Sinclair Television Group, Inc., 5.125%, 2/15/27 (144A)            1,522,000
                                                                                        -------------
                                                                                        $   5,186,630
-----------------------------------------------------------------------------------------------------
                         Cable & Satellite -- 2.0%
        320,000          Altice Financing SA, 6.625%, 2/15/23 (144A)                    $     337,312
      1,900,000          CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%,
                         5/1/27 (144A)                                                      1,919,000
      1,615,000          CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%,
                         2/15/26 (144A)                                                     1,688,482
      1,075,000          CSC Holdings LLC, 5.5%, 4/15/27 (144A)                             1,107,250
      2,140,000          DISH DBS Corp., 5.875%, 7/15/22                                    2,152,048
        283,000          Intelsat Connect Finance SA, 12.5%, 4/1/22 (144A)                    268,142
        186,000          Sirius XM Radio, Inc., 3.875%, 8/1/22 (144A)                         189,488
        372,000          Sirius XM Radio, Inc., 5.0%, 8/1/27 (144A)                           375,255
        595,000          Videotron, Ltd., 5.125%, 4/15/27 (144A)                              625,494
      1,000,000          Videotron, Ltd., 5.375%, 6/15/24 (144A)                            1,080,000
EUR   2,300,000          Ziggo Secured Finance BV, 4.25%, 1/15/27 (144A)                    2,866,473
                                                                                        -------------
                                                                                        $  12,608,944
-----------------------------------------------------------------------------------------------------
                         Movies & Entertainment -- 0.7%
GBP     900,000          AMC Entertainment Holdings, Inc., 6.375%, 11/15/24             $   1,227,748
      1,575,000          Netflix, Inc., 4.375%, 11/15/26 (144A)                             1,544,484
EUR   1,125,000          WMG Acquisition Corp., 4.125%, 11/1/24 (144A)                      1,389,787
                                                                                        -------------
                                                                                        $   4,162,019
                                                                                        -------------
                         Total Media                                                    $  23,105,093
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Global High Yield Fund | Annual Report | 10/31/17

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                          Value
-----------------------------------------------------------------------------------------------------
                         PHARMACEUTICALS, BIOTECHNOLOGY &
                         LIFE SCIENCES -- 1.8%
                         Pharmaceuticals -- 1.8%
      2,271,000          Endo Finance LLC / Endo Finco, Inc., 5.375%,
                         1/15/23 (144A)                                                 $   1,828,155
        750,000          Horizon Pharma, Inc., 6.625%, 5/1/23                                 738,750
        225,000          Horizon Pharma, Inc. / Horizon Pharma USA, Inc., 8.75%,
                         11/1/24 (144A)                                                       235,687
EUR   3,475,000          Valeant Pharmaceuticals International, Inc., 4.5%, 5/15/23         3,438,730
EUR   1,540,000          Valeant Pharmaceuticals International, Inc., 4.5%,
                         5/15/23 (144A)                                                     1,523,926
      2,062,000          Valeant Pharmaceuticals International, Inc., 5.875%,
                         5/15/23 (144A)                                                     1,742,390
        565,000          Valeant Pharmaceuticals International, Inc., 6.5%,
                         3/15/22 (144A)                                                       598,900
        755,000          Valeant Pharmaceuticals International, Inc., 7.0%,
                         3/15/24 (144A)                                                       817,288
        350,000          West Street Merger Sub, Inc., 6.375%, 9/1/25 (144A)                  354,813
                                                                                        -------------
                         Total Pharmaceuticals, Biotechnology & Life Sciences           $  11,278,639
-----------------------------------------------------------------------------------------------------
                         REAL ESTATE -- 1.1%
                         Diversified REIT -- 0.2%
EUR   1,120,000          Globalworth Real Estate Investments, Ltd., 2.875%, 6/20/22     $   1,337,783
-----------------------------------------------------------------------------------------------------
                         Specialized REITs -- 0.9%
        919,000          Equinix, Inc., 5.375%, 4/1/23                                  $     948,868
      2,000,000          Iron Mountain, Inc., 4.875%, 9/15/27 (144A)                        2,025,620
      2,870,000          Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital
                         LLC, 6.0%, 4/15/23 (144A)                                          2,873,587
                                                                                        -------------
                                                                                        $   5,848,075
                                                                                        -------------
                         Total Real Estate                                              $   7,185,858
-----------------------------------------------------------------------------------------------------
                         RETAILING -- 1.1%
                         Department Stores -- 0.5%
      1,800,000          Grupo Kaltex SA de CV, 8.875%, 4/11/22 (144A)                  $   1,689,750
EUR   1,025,000          Takko Lux 2 SCA, 5.375%, 11/15/23                                  1,194,973
                                                                                        -------------
                                                                                        $   2,884,723
-----------------------------------------------------------------------------------------------------
                         Distributors -- 0.2%
      1,250,000          LKQ Corp., 4.75%, 5/15/23                                      $   1,284,375
-----------------------------------------------------------------------------------------------------
                         Specialty Stores -- 0.4%
      1,030,000          PetSmart, Inc., 5.875%, 6/1/25 (144A)                          $     898,675
      2,285,000          PetSmart, Inc., 7.125%, 3/15/23 (144A)                             1,742,312
                                                                                        -------------
                                                                                        $   2,640,987
                                                                                        -------------
                         Total Retailing                                                $   6,810,085
-----------------------------------------------------------------------------------------------------
                         SOFTWARE & SERVICES -- 2.6%
                         Application Software -- 0.2%
      1,430,000          Open Text Corp., 5.875%, 6/1/26 (144A)                         $   1,549,762
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/17 31

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                          Value
-----------------------------------------------------------------------------------------------------
                         Data Processing & Outsourced Services -- 1.4%
EUR   1,250,000          Alliance Data Systems Corp., 4.5%, 3/15/22 (144A)              $   1,521,056
      1,765,000          Alliance Data Systems Corp., 5.875%, 11/1/21 (144A)                1,826,775
      3,100,000          Cardtronics, Inc., 5.125%, 8/1/22                                  3,162,000
        610,000          Cardtronics, Inc. / Cardtronics USA, Inc., 5.5%,
                         5/1/25 (144A)                                                        606,950
      1,260,000          First Data Corp., 7.0%, 12/1/23 (144A)                             1,348,225
                                                                                        -------------
                                                                                        $   8,465,006
-----------------------------------------------------------------------------------------------------
                         Internet Software & Services -- 0.4%
      1,780,000          Cimpress NV, 7.0%, 4/1/22 (144A)                               $   1,853,425
        551,000          IAC / InterActiveCorp, 4.875%, 11/30/18                              551,937
                                                                                        -------------
                                                                                        $   2,405,362
-----------------------------------------------------------------------------------------------------
                         IT Consulting & Other Services -- 0.6%
        795,000          Change Healthcare Holdings LLC / Change Healthcare
                         Finance, Inc., 5.75%, 3/1/25 (144A)                            $     812,888
        735,000          Dell International LLC / EMC Corp., 5.875%, 6/15/21 (144A)           769,749
        410,000          j2 Cloud Services LLC / j2 Global Co-Obligor, Inc., 6.0%,
                         7/15/25 (144A)                                                       431,525
      1,455,000          Rackspace Hosting, Inc., 8.625%, 11/15/24 (144A)                   1,532,297
                                                                                        -------------
                                                                                        $   3,546,459
                                                                                        -------------
                         Total Software & Services                                      $  15,966,589
-----------------------------------------------------------------------------------------------------
                         TECHNOLOGY HARDWARE & EQUIPMENT -- 1.5%
                         Communications Equipment -- 0.4%
      2,221,000          Avaya, Inc., 7.0%, 4/1/19 (144A)                               $   1,865,640
        512,000          CommScope Technologies LLC, 6.0%, 6/15/25 (144A)                     540,800
                                                                                        -------------
                                                                                        $   2,406,440
-----------------------------------------------------------------------------------------------------
                         Electronic Components -- 0.9%
EUR   1,505,000          Belden, Inc., 2.875%, 9/15/25 (144A)                           $   1,757,656
EUR     815,000          Belden, Inc., 3.375%, 7/15/27 (144A)                                 970,838
EUR     250,000          Belden, Inc., 4.125%, 10/15/26 (144A)                                313,531
      1,000,000          Belden, Inc., 5.25%, 7/15/24 (144A)                                1,040,000
EUR   1,095,000          Belden, Inc., 5.5%, 4/15/23 (144A)                                 1,339,586
                                                                                        -------------
                                                                                        $   5,421,611
-----------------------------------------------------------------------------------------------------
                         Electronic Manufacturing Services -- 0.1%
        450,000          TTM Technologies, Inc., 5.625%, 10/1/25 (144A)                 $     459,000
-----------------------------------------------------------------------------------------------------
                         Technology Hardware, Storage & Peripherals -- 0.1%
        910,000          Diebold Nixdorf, Inc., 8.5%, 4/15/24                           $     956,637
                                                                                        -------------
                         Total Technology Hardware & Equipment                          $   9,243,688
-----------------------------------------------------------------------------------------------------
                         TELECOMMUNICATION SERVICES -- 6.3%
                         Integrated Telecommunication Services -- 1.7%
      1,000,000          CB Escrow Corp., 8.0%, 10/15/25 (144A)                         $   1,032,500
      2,260,000          CenturyLink, Inc., 5.625%, 4/1/25                                  2,203,500
      5,075,000          Frontier Communications Corp., 8.75%, 4/15/22                      4,180,531

The accompanying notes are an integral part of these financial statements.

32 Pioneer Global High Yield Fund | Annual Report | 10/31/17

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                          Value
-----------------------------------------------------------------------------------------------------
                         Integrated Telecommunication Services (continued)
      1,665,000          GCI, Inc., 6.875%, 4/15/25                                     $   1,802,363
      2,125,000          Windstream Services LLC, 7.75%, 10/1/21                            1,604,375
                                                                                        -------------
                                                                                        $  10,823,269
-----------------------------------------------------------------------------------------------------
                         Wireless Telecommunication Services -- 4.6%
      2,800,000          Altice Financing SA, 6.5%, 1/15/22 (144A)                      $   2,898,000
        600,000          Altice Finco SA, 8.125%, 1/15/24 (144A)                              646,572
      3,320,000          Digicel, Ltd., 6.0%, 4/15/21 (144A)                                3,265,751
      1,770,000          Millicom International Cellular SA, 5.125%, 1/15/28 (144A)         1,779,027
      4,825,000          MTN Mauritius Investment, Ltd., 5.373%, 2/13/22 (144A)             4,966,131
      4,235,000          Sprint Corp., 7.25%, 9/15/21                                       4,616,150
      1,155,000          T-Mobile USA, Inc., 6.0%, 4/15/24                                  1,235,850
      2,750,000          Unison Ground Lease Funding LLC, 5.78%, 3/15/20 (144A)             2,731,653
RUB 124,400,000          VEON Holdings BV, 9.0%, 2/13/18 (144A)                             2,132,909
EUR   1,455,000          Wind Tre SpA, 2.625%, 1/20/23 (144A)                               1,702,703
EUR   1,972,000          Wind Tre SpA, 3.125%, 1/20/25 (144A)                               2,304,272
                                                                                        -------------
                                                                                        $  28,279,018
                                                                                        -------------
                         Total Telecommunication Services                               $  39,102,287
-----------------------------------------------------------------------------------------------------
                         TRANSPORTATION -- 2.1%
                         Airlines -- 0.7%
        860,000          DAE Funding LLC, 5.0%, 8/1/24 (144A)                           $     878,275
      1,062,576          Guanay Finance, Ltd., 6.0%, 12/15/20 (144A)                        1,094,549
        325,000          Intrepid Aviation Group Holdings LLC / Intrepid Finance Co.,
                         6.875%, 2/15/19 (144A)                                               320,937
      1,585,000          Latam Finance, Ltd., 6.875%, 4/11/24 (144A)                        1,676,138
                                                                                        -------------
                                                                                        $   3,969,899
-----------------------------------------------------------------------------------------------------
                         Airport Services -- 0.2%
        370,000          Aeropuertos Argentina 2000 SA, 6.875%, 2/1/27 (144A)           $     398,675
        525,000          Aeropuertos Dominicanos Siglo XXI SA, 6.75%,
                         3/30/29 (144A)                                                       569,625
                                                                                        -------------
                                                                                        $     968,300
-----------------------------------------------------------------------------------------------------
                         Highways & Railtracks -- 0.6%
MXN  37,000,000          Red de Carreteras de Occidente SAPIB de CV, 9.0%,
                         6/10/28 (144A)                                                 $   1,885,912
      1,820,000          Rumo Luxembourg S.a.r.l., 7.375%, 2/9/24 (144A)                    1,982,890
                                                                                        -------------
                                                                                        $   3,868,802
-----------------------------------------------------------------------------------------------------
                         Marine -- 0.6%
      2,100,000(h)       Far East Capital, Ltd., SA, 8.0%, 5/2/18                       $   1,646,400
      2,225,000          Navios South American Logistics, Inc. / Navios Logistics
                         Finance US, Inc., 7.25%, 5/1/22 (144A)                             2,180,500
                                                                                        -------------
                                                                                        $   3,826,900
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/17 33

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                          Value
-----------------------------------------------------------------------------------------------------
                         Trucking -- 0.0%+
      2,952,182(h)       Inversiones Alsacia SA, 8.0%, 12/31/18 (144A)                  $      73,805
                                                                                        -------------
                         Total Transportation                                           $  12,707,706
-----------------------------------------------------------------------------------------------------
                         UTILITIES -- 4.0%
                         Electric Utilities -- 1.7%
        459,000          AES Corp., 5.125%, 9/1/27                                      $     471,163
EUR   1,225,000          ContourGlobal Power Holdings SA, 5.125%, 6/15/21 (144A)            1,500,008
      1,325,000(e)(g)    Electricite de France SA, 5.25% (USD Swap
                         Rate + 371 bps) (144A)                                             1,379,656
      2,395,000(g)       Enel S.p.A., 8.75% (5 Year USD Swap Rate + 588 bps),
                         9/24/73 (144A)                                                     2,957,825
        390,000          NextEra Energy Operating Partners LP, 4.25%, 9/15/24 (144A)          393,900
        725,000          Stoneway Capital Corp., 10.0%, 3/1/27 (144A)                         764,875
        137,000          Talen Energy Supply LLC, 4.625%, 7/15/19 (144A)                      138,713
      2,715,000          TerraForm Global Operating LLC, 9.75%, 8/15/22 (144A)              3,006,863
                                                                                        -------------
                                                                                        $  10,613,003
-----------------------------------------------------------------------------------------------------
                         Gas Utilities -- 0.7%
      2,133,000          DCP Midstream Operating LP, 5.6%, 4/1/44                       $   2,037,015
      2,175,000          Ferrellgas LP / Ferrellgas Finance Corp., 6.75%, 6/15/23           2,022,750
                                                                                        -------------
                                                                                        $   4,059,765
-----------------------------------------------------------------------------------------------------
                         Independent Power Producers & Energy Traders -- 1.6%
      1,195,000          Calpine Corp., 5.25%, 6/1/26 (144A)                            $   1,196,494
      2,529,000          Calpine Corp., 5.75%, 1/15/25                                      2,402,550
      2,213,000          Dynegy, Inc., 8.0%, 1/15/25 (144A)                                 2,417,702
        940,000          Instituto Costarricense de Electricidad, 6.95%,
                         11/10/21 (144A)                                                    1,028,360
        600,000          NRG Energy, Inc., 6.25%, 5/1/24                                      637,500
      1,705,000          NRG Energy, Inc., 6.625%, 1/15/27                                  1,815,825
        205,000          NRG Energy, Inc., 7.25%, 5/15/26                                     222,169
        205,000(a)       TerraForm Power Operating LLC, 6.375%, 2/1/23 (144A)                 214,738
                                                                                        -------------
                                                                                        $   9,935,338
                                                                                        -------------
                         Total Utilities                                                $  24,608,106
-----------------------------------------------------------------------------------------------------
                         TOTAL CORPORATE BOND
                         (Cost $483,357,901)                                            $ 494,677,200
-----------------------------------------------------------------------------------------------------
                         U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                         2.7% of Net Assets
      4,215,000(k)       U.S. Treasury Bill, 11/2/17                                    $   4,214,893
      3,060,000(k)       U.S. Treasury Bill, 11/9/17                                        3,059,363
      6,240,000(k)       U.S. Treasury Bill, 11/16/17                                       6,237,504
      3,100,000(k)       U.S. Treasury Bill, 11/24/17                                       3,098,074
                                                                                        -------------
                                                                                        $  16,609,834
-----------------------------------------------------------------------------------------------------
                         TOTAL U.S GOVERNMENT AND AGENCY OBLIGATIONS
                         (Cost $16,609,881)                                             $  16,609,834
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Global High Yield Fund | Annual Report | 10/31/17

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                          Value
-----------------------------------------------------------------------------------------------------
                         FOREIGN GOVERNMENT BONDS -- 6.9% of Net Assets
                         Argentina -- 2.1%
      1,125,000          Argentine Republic Government International Bond,
                         6.875%, 1/26/27                                                $   1,226,250
      1,850,000          Argentine Republic Government International Bond,
                         7.5%, 4/22/26                                                      2,090,500
      2,650,000          City of Buenos Aires Argentina, 7.5%, 6/1/27 (144A)                2,960,395
        752,032          Province of Salta Argentina, 9.5%, 3/16/22 (144A)                    804,674
        500,000          Provincia de Buenos Aires, 9.95%, 6/9/21 (144A)                      581,325
      1,840,000          Provincia de Entre Rios Argentina, 8.75%, 2/8/25 (144A)            1,991,800
      3,015,000          Provincia del Chubut Argentina, 7.75%, 7/26/26 (144A)              3,181,669
                                                                                        -------------
                                                                                        $  12,836,613
-----------------------------------------------------------------------------------------------------
                         Bahrain -- 0.4%
      2,200,000          Bahrain Government International Bond, 7.0%,
                         10/12/28 (144A)                                                $   2,260,632
-----------------------------------------------------------------------------------------------------
                         Cayman Islands -- 0.2%
      1,350,000          Brazil Minas SPE via State of Minas Gerais, 5.333%,
                         2/15/28 (144A)                                                 $   1,373,625
-----------------------------------------------------------------------------------------------------
                         Cote D'Ivoire -- 0.1%
EUR     725,000          Ivory Coast Government International Bond, 5.125%,
                         6/15/25 (144A)                                                 $     892,161
-----------------------------------------------------------------------------------------------------
                         Ecuador -- 0.4%
      1,931,000          Ecuador Government International Bond, 8.875%,
                         10/23/27 (144A)                                                $   1,975,627
        560,000          Ecuador Government International Bond, 10.5%,
                         3/24/20 (144A)                                                       607,600
                                                                                        -------------
                                                                                        $   2,583,227
-----------------------------------------------------------------------------------------------------
                         Egypt -- 1.1%
      1,440,000          Egypt Government International Bond, 7.5%,
                         1/31/27 (144A)                                                 $   1,596,370
EGP  67,975,000(k)       Egypt Treasury Bill, 3/6/18                                        3,623,876
EGP  20,550,000(k)       Egypt Treasury Bill, 5/15/18                                       1,060,336
                                                                                        -------------
                                                                                        $   6,280,582
-----------------------------------------------------------------------------------------------------
                         Gabon -- 0.1%
        690,000          Gabon Government International Bond, 6.375%,
                         12/12/24 (144A)                                                $     676,310
-----------------------------------------------------------------------------------------------------
                         Honduras -- 0.2%
        925,000          Honduras Government International Bond, 6.25%,
                         1/19/27 (144A)                                                 $     997,492
-----------------------------------------------------------------------------------------------------
                         Ireland -- 0.2%
        925,000          Vnesheconombank Via VEB Finance Plc, 6.902%,
                         7/9/20 (144A)                                                  $   1,002,027
-----------------------------------------------------------------------------------------------------
                         Jordan -- 0.1%
        900,000          Jordan Government International Bond, 5.75%,
                         1/31/27 (144A)                                                 $     900,000
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/17 35

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                          Value
-----------------------------------------------------------------------------------------------------
                         Kenya -- 0.3%
      1,535,000          Kenya Government International Bond, 5.875%,
                         6/24/19 (144A)                                                 $   1,582,892
-----------------------------------------------------------------------------------------------------
                         Mexico -- 0.3%
MXN  42,200,388          Mexican Udibonos, 2.0%, 6/9/22                                 $   2,087,686
-----------------------------------------------------------------------------------------------------
                         Nigeria -- 0.3%
      1,845,000          Africa Finance Corp., 4.375%, 4/29/20 (144A)                   $   1,907,815
-----------------------------------------------------------------------------------------------------
                         Oman -- 0.3%
      1,760,000          Oman Government International Bond, 5.375%,
                         3/8/27 (144A)                                                  $   1,806,439
-----------------------------------------------------------------------------------------------------
                         Senegal -- 0.3%
      1,800,000          Senegal Government International Bond, 6.25%,
                         5/23/33 (144A)                                                 $   1,860,570
-----------------------------------------------------------------------------------------------------
                         Sri Lanka -- 0.3%
      1,729,000          Sri Lanka Government International Bond, 6.2%,
                         5/11/27 (144A)                                                 $   1,837,491
-----------------------------------------------------------------------------------------------------
                         Uruguay -- 0.2%
UYU  37,635,000          Uruguay Government International Bond, 9.875%,
                         6/20/22 (144A)                                                 $   1,370,106
-----------------------------------------------------------------------------------------------------
                         TOTAL FOREIGN GOVERNMENT BOND
                         (Cost $41,434,980)                                             $  42,255,668
-----------------------------------------------------------------------------------------------------
                         SENIOR SECURED FLOATING RATE
                         LOAN INTERESTS -- 3.0% of Net Assets*(c)
                         AUTOMOBILES & COMPONENTS -- 0.0%+
                         Auto Parts & Equipment -- 0.0%+
          1,764          Allison Transmission, Inc., Term Loan B-3, 3.25%
                         (LIBOR + 200 bps), 9/23/22                                     $       1,776
                                                                                        -------------
                         Total Automobiles & Components                                 $       1,776
-----------------------------------------------------------------------------------------------------
                         CAPITAL GOODS -- 0.3%
                         Aerospace & Defense -- 0.3%
      1,845,711          DynCorp International Inc., Term Loan B2, 7.75%
                         (LIBOR + 600 bps), 7/7/20                                      $   1,854,556
                                                                                        -------------
                         Total Capital Goods                                            $   1,854,556
-----------------------------------------------------------------------------------------------------
                         COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                         Diversified Support Services -- 0.1%
        487,041          IAP Worldwide Services, Inc., Second Lien Term Loan, 8.0%
                         (LIBOR + 650 bps), 7/18/19                                     $     485,824
                                                                                        -------------
                         Total Commercial Services & Supplies                           $     485,824
-----------------------------------------------------------------------------------------------------
                         DIVERSIFIED FINANCIALS -- 0.5%
                         Other Diversified Financial Services -- 0.5%
      3,030,000          Commonwealth of The Bahamas, First Lien Term Loan,
                         5.266% (LIBOR + 375 bps), 9/30/19                              $   3,030,000
                                                                                        -------------
                         Total Diversified Financials                                   $   3,030,000
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Global High Yield Fund | Annual Report | 10/31/17

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                          Value
-----------------------------------------------------------------------------------------------------
                         ENERGY -- 0.4%
                         Coal & Consumable Fuels -- 0.0%+
        994,608(h)       PT Bakrie & Brothers TBK, Facility B Term Loan,
                         8.125%, 1/13/18                                                $     104,434
-----------------------------------------------------------------------------------------------------
                         Oil & Gas Drilling -- 0.4%
      1,950,000          Gavilan Resources LLC, Second Lien Initial Term Loan,
                         7.238% (LIBOR + 600 bps), 3/1/24                               $   1,901,250
        650,000(l)       Traverse Midstream Partners LLC, Advance Term Loan, 9/27/24          660,644
                                                                                        -------------
                                                                                        $   2,561,894
                                                                                        -------------
                         Total Energy                                                   $   2,666,328
-----------------------------------------------------------------------------------------------------
                         HEALTH CARE EQUIPMENT & SERVICES -- 0.3%
                         Health Care Services -- 0.1%
        875,000          Alliance HealthCare Services, Inc., First Lien Initial Term
                         Loan, 5.88% (LIBOR + 450 bps), 10/24/23                        $     878,281
-----------------------------------------------------------------------------------------------------
                         Managed Health Care -- 0.2%
        591,387(h)       MMM Holdings, Inc., MMM Term Loan, 10.25%
                         (LIBOR + 875 bps), 6/30/19                                     $     579,559
        429,935(h)       MSO of Puerto Rico, Inc., MSO Term Loan, 10.25%
                         (LIBOR + 875 bps), 6/30/19                                           421,337
                                                                                        -------------
                                                                                        $   1,000,896
                                                                                        -------------
                         Total Health Care Equipment & Services                         $   1,879,177
-----------------------------------------------------------------------------------------------------
                         HOUSEHOLD & PERSONAL PRODUCTS -- 0.3%
                         Personal Products -- 0.3%
      2,558,832          Revlon Consumer Products Corp., Initial Term Loan B,
                         4.742% (LIBOR + 350 bps), 9/7/23                               $   2,218,188
                                                                                        -------------
                         Total Household & Personal Products                            $   2,218,188
-----------------------------------------------------------------------------------------------------
                         MATERIALS -- 0.6%
                         Paper Packaging -- 0.3%
      1,606,925          Caraustar Industries, Inc., Refinancing Term Loan, 6.833%
                         (LIBOR + 550 bps), 3/14/22                                     $   1,622,324
-----------------------------------------------------------------------------------------------------
                         Steel -- 0.3%
      1,975,075          Zekelman Industries, Inc. (fka JMC Steel Group, Inc.), Term
                         Loan, 4.073% (LIBOR + 275 bps), 6/14/21                        $   1,988,124
                                                                                        -------------
                         Total Materials                                                $   3,610,448
-----------------------------------------------------------------------------------------------------
                         RETAILING -- 0.4%
                         Automotive Retail -- 0.2%
      1,391,818          CWGS Group LLC, Term Loan, 4.238%
                         (LIBOR + 375/400 bps + bps), 11/8/23                           $   1,406,025
-----------------------------------------------------------------------------------------------------
                         Specialty Stores -- 0.2%
      1,000,000          Staples, Inc., Closing Date Term Loan, 5.31%
                         (LIBOR + 400 bps), 9/12/24                                     $     945,795
                                                                                        -------------
                         Total Retailing                                                $   2,351,820
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/17 37

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                          Value
-----------------------------------------------------------------------------------------------------
                         UTILITIES -- 0.1%
                         Electric Utilities -- 0.1%
        162,500          Vistra Operations Co., LLC (fka Tex Operations Co., LLC),
                         Initial Term C Loan, 4.084% (LIBOR + 275 bps), 8/4/23          $     163,212
        707,156          Vistra Operations Co., LLC (fka Tex Operations Co., LLC),
                         Initial Term Loan, 4.011% (LIBOR + 275 bps), 8/4/23                  710,250
                                                                                        -------------
                         Total Utilities                                                $     873,462
-----------------------------------------------------------------------------------------------------
                         TOTAL SENIOR SECURED FLOATING RATE LOAN INTEREST
                         (Cost $19,706,898)                                             $  18,971,579
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Shares
-----------------------------------------------------------------------------------------------------
                         RIGHT / WARRANTS -- 0.0%+ of Net Assets
                         ENERGY -- 0.0%
                         Coal & Consumable Fuels -- 0.0%+
             61(d)(m)    Contura Energy, Inc.                                           $       1,403
-----------------------------------------------------------------------------------------------------
                         Oil & Gas Exploration & Production -- 0.0%+
          7,415(d)(n)    Midstates Petroleum Co., Inc.                                  $          --
                                                                                        -------------
                         Total Energy                                                   $       1,403
-----------------------------------------------------------------------------------------------------
                         MATERIALS -- 0.0%+
                         Steel -- 0.0%+
        318,254(d)       ANR, Inc.                                                      $       2,546
                                                                                        -------------
                         Total Materials                                                $       2,546
-----------------------------------------------------------------------------------------------------
                         TOTAL RIGHT / WARRANTS
                         (Cost $36,831)                                                 $       3,949
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)
-----------------------------------------------------------------------------------------------------
                         TEMPORARY CASH INVESTMENTS --
                         1.2% of Net Assets
                         COMMERCIAL PAPER -- 0.2%
      1,505,000          Natixis NY, 1.08%, 11/1/17                                     $   1,504,951
-----------------------------------------------------------------------------------------------------
                         REPURCHASE AGREEMENTS -- 1.0%
      2,280,000          $2,280,000 ScotiaBank, 1.05%, dated 10/31/17 plus
                         accrued interest on 11/1/17, collateralized by the following:
                         $1,588 Freddie Mac Giant, 3.0%, 8/1/29
                         $1,475 Federal National Mortgage Association,
                         3.0%, 11/1/26
                         $2,322,606 Government National Mortgage Association,
                         3.0% -- 3.5%, 11/20/45 -- 3/20/47.                             $   2,280,000
      1,400,000          $1,400,000 TD Securities USA LLC, 1.03%, dated
                         10/31/17 plus accrued interest on 11/1/17, collateralized
                         by the following:
                         $1,428,053 U.S. Treasury Note, 1.875% -- 3.375%,
                         7/31/22 -- 4/15/32.                                                1,400,000

The accompanying notes are an integral part of these financial statements.

38 Pioneer Global High Yield Fund | Annual Report | 10/31/17

-----------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                          Value
-----------------------------------------------------------------------------------------------------
                         REPURCHASE AGREEMENTS (continued)
      1,400,000          $1,400,000 TD Securities USA LLC, 1.05%, dated
                         10/31/17 plus accrued interest on 11/1/17, collateralized
                         by the following:
                         $1,428,053 U.S. Treasury Notes, 1.875% -- 3.375%,
                         7/31/22 -- 4/15/32.                                            $   1,400,000
      1,150,000          $1,150,000 RBC Capital Markets LLC, 1.03%, dated
                         10/31/17 plus accrued interest on 11/1/17, collateralized
                         by the following:
                         $1,032 Freddie Mac Giant, 3.5%, 11/1/47
                         $92,731 Federal National Mortgage Association, 3.5% -- 4.0%,
                         11/1/31 -- 6/1/47
                         $1,079,237 Government National Mortgage Association,
                         4.0%, 3/20/47.                                                 $   1,150,000
                                                                                        -------------
                                                                                        $   6,230,000
-----------------------------------------------------------------------------------------------------
                         TOTAL TEMPORARY CASH INVESTMENTS
                         (Cost $7,735,000)                                              $   7,734,951
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Number of                                                       Strike   Expiration
Contracts                Description      Counterparty Notional Price    Date           Value
-----------------------------------------------------------------------------------------------------
                         CALL OPTIONS PURCHASED -- 0.0%+
MXN     297,012(m)       Desarrolladora   Bank of
                         Homex            New York
                         SAB de CV        Mellon Corp. $--      $--(o)   10/23/22       $          --
MXN     297,012(n)       Desarrolladora   Bank of
                         Homex            New York
                         SAB de CV        Mellon Corp.  --       --(o)   10/23/22                  --
                                                                                        -------------
                                                                                        $          --
-----------------------------------------------------------------------------------------------------
                         TOTAL CALL OPTION PURCHASED
                         (Premium paid $0)                                              $          --
-----------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 98.7%
                         (Cost -- $612,829,503)                                         $ 611,278,339
-----------------------------------------------------------------------------------------------------
                         OTHER ASSETS AND LIABILITIES -- 1.3%                           $   7,872,657
-----------------------------------------------------------------------------------------------------
                         NET ASSETS -- 100.0%                                           $ 619,150,996
=====================================================================================================

BPS         Basis Point.

LIBOR       London Interbank Offered Rate.

ZERO        Zero Constant Index.

REIT        Real Estate Investment Trust.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2017, the value of these securities amounted to $351,565,700, or 56.8% of total net assets.

(Cat Bond)  Catastrophe or event-linked bond. At October 31, 2017, the value of these securities amounted to $3,822,895, or 0.6% of total net assets. See Notes to Financial Statements -- Note 1H.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/17 39

+           Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at October 31, 2017.

+ Securities that used significant unobservable inputs to determine their value.

(a) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at October 31, 2017.

(b) Payment in Kind (PIK) security which may pay interest in the form of additional principal amount.

(c) Floating rate note. The coupon rate, reference index and spread shown at October 31, 2017.

(d)         Non-income producing.

(e)         Security is perpetual in nature and has no stated maturity date.

(f) Security is valued using fair value methods (other than prices supplied by independent pricing services).

(g) The interest rate is subject to change periodically. The interest rate, reference index and spread shown at October 31, 2017.

(h)         Security is in default.

(i) Structured reinsurance investment. At October 31, 2017, the value of these securities amounted to $9,573,017, or 1.6% of total net assets. See Notes to Financial Statements -- Note 1H.

(j)         Rate to be determined.

(k) Security issued with a zero coupon. Income is recognized through accretion of discount.

(l) This term loan will settle after October 31, 2017, at which time the interest rate will be determined.

(m) Option does not become effective until underlying company's outstanding common shares reach a market capitalization of MXN 12.5 Billion.

(n) Option does not become effective until underlying company's outstanding common shares reach a market capitalization of MXN 15.5 Billion.

(o)         Strike price is 1 Mexican Peso (MXN).

The accompanying notes are an integral part of these financial statements.

40 Pioneer Global High Yield Fund | Annual Report | 10/31/17

SWAP CONTRACTS
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

-----------------------------------------------------------------------------------------------
              Obligation                 Annual             Premiums
Notional      Reference/      Pay/       Fixed  Expiration  Paid/        Unrealized    Market
Amount ($)(1) Index           Receive(2) Rate   Date        (Received)   Appreciation  Value
-----------------------------------------------------------------------------------------------
4,282,550     Markit CDX      Pay        5.00%  12/20/20    $ (33,023)   $374,301      $341,278
              North America
              High Yield
              Index Series 25
3,243,800     Markit CDX      Pay        5.00%  6/20/21       139,613     166,424       306,037
              North America
              High Yield
              Index Series 26
-----------------------------------------------------------------------------------------------
                                                             $106,590    $540,725      $647,315
===============================================================================================

CREDIT DEFAULT SWAP CONTRACTS - SELL PROTECTION
OVER THE COUNTER (OTC)

--------------------------------------------------------------------------------------------------------------
                              Obligation               Annual
Notional                      Reference/    Pay/       Fixed   Expiration  Premiums   Unrealized    Market
Amount ($)(1) Counterparty    Index         Receive(2) Rate    Date        (Received) Appreciation  Value
--------------------------------------------------------------------------------------------------------------
     690,000  Goldman Sachs   Chesapeake    Pay        5.00%   6/20/22     $ (77,625) $  41,601     $ (36,024)
              International   Energy Corp.
              Bank
     415,000  Goldman Sachs   Chesapeake    Pay        5.00%   6/20/22       (50,837)    29,170       (21,667)
              International   Energy Corp.
              Bank
     650,000  Goldman Sachs   Chesapeake    Pay        5.00%   6/20/22       (79,625)    45,689       (33,936)
              International   Energy Corp.
              Bank
--------------------------------------------------------------------------------------------------------------
                                                                           $(208,087) $ 116,460     $ (91,627)
--------------------------------------------------------------------------------------------------------------
TOTAL SWAPS CONTRACTS                                                      $(101,497) $ 657,185     $ 555,688
==============================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)  Pays Quarterly

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/17 41

FORWARD FOREIGN CURRENCY CONTRACTS

--------------------------------------------------------------------------------------------------
                                                                                    Net
           In                                                                       Unrealized
Currency   Exchange    Currency                                    Settlement       Appreciation
Purchased  for         Sold      Deliver      Counterparty         Date             (Depreciation)
--------------------------------------------------------------------------------------------------
USD         6,696,917  INR       431,482,360  Goldman Sachs        11/09/17         $  39,266
                                              International Bank
PHP        80,225,000  USD         1,586,101  Goldman Sachs        11/03/17           (31,323)
                                              International Bank
USD         1,569,654  PHP        80,225,000  JPMorgan Chase       11/03/17            14,875
                                              Bank NA
USD         8,428,620  EUR         7,254,757  State Street         11/30/17           (36,239)
                                              Bank & Trust Co.
EUR           805,000  USD           934,727  State Street         11/30/17             4,548
                                              Bank & Trust Co.
--------------------------------------------------------------------------------------------------
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS                                            $  (8,873)
==================================================================================================

Principal amounts are denominated in U.S. dollars unless otherwise noted.

    ARS         Argentine Peso
    AUD         Australian Dollar
    EGP         Egyptian Pound
    EUR         Euro
    GBP         Great Britain Pound
    INR         Indian Rupee
    MXN         Mexican Peso
    PHP         Philippine Peso
    RUB         Russian Ruble
    USD         United States Dollar
    UYU         Uruguayan Peso

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2017 were as follows:

--------------------------------------------------------------------------------
                                       Purchases              Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government              $             --       $               --
Other Long-Term Securities             $    322,967,662       $      413,437,151

The Fund is permitted to engage in purchase and sale transactions (cross trades) with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the "Adviser"), serves as the investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended October 31, 2017, the Fund engaged in purchases and sales pursuant to these procedures amounting to $16,479,557 and $13,529,133, respectively resulting in a gain of $499,504.

The accompanying notes are an integral part of these financial statements.

42 Pioneer Global High Yield Fund | Annual Report | 10/31/17

At October 31, 2017, the net unrealized depreciation on investments based on cost for federal tax purposes of $615,365,567 was as follows:

         Aggregate gross unrealized appreciation for all investments in
           which there is an excess of value over tax cost                $ 29,645,404

         Aggregate gross unrealized depreciation for all investments in
           which there is an excess of tax cost over value                 (33,185,817)
                                                                          -------------
         Net unrealized depreciation                                      $ (3,540,413)
                                                                          =============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/17 43

The following is a summary of the inputs used as of October 31, 2017, in valuing the Fund's investments.

----------------------------------------------------------------------------------------------
                                   Level 1         Level 2        Level 3         Total
----------------------------------------------------------------------------------------------
Convertible Corporate Bonds        $           --  $ 10,423,093   $           --  $ 10,423,093
Preferred Stock                         2,545,224            --               --     2,545,224
Convertible Preferred Stocks            4,746,944            --               --     4,746,944
Common Stocks
  Capital Goods
     Industrial Machinery                      --            --            1,560         1,560
  Energy
     Oil & Gas Exploration &
        Production                      1,205,412            --        1,233,056     2,438,468
  Transportation
     Air Freight & Logistics                   --            --        2,029,787     2,029,787
All Other Common Stocks                   648,009            --               --       648,009
Asset Backed Security                          --       460,345               --       460,345
Collateralized Mortgage
  Obligations                                  --     7,731,728               --     7,731,728
Corporate Bonds
  Insurance
     Reinsurance                               --     3,822,895        9,573,017    13,395,912
  All Other Corporate Bonds                    --   481,281,288               --   481,281,288
U.S. Government and Agency
   Obligations                                 --    16,609,834               --    16,609,834
Foreign Government Bonds                       --    42,255,668               --    42,255,668
Senior Secured Floating Rate
  Loan Interests                               --    18,971,579               --    18,971,579
Rights/Warrants                                --         3,949               --         3,949
Commercial Paper                               --     1,504,951               --     1,504,951
Repurchase Agreements                          --     6,230,000               --     6,230,000
Call Options Purchased                         --            --               --            --
----------------------------------------------------------------------------------------------
Total Investments in Securities    $    9,145,589  $589,295,330   $   12,837,420  $611,278,339
==============================================================================================
Other Financial Instruments
Net unrealized depreciation
  on forward foreign
  currency contracts               $           --  $     (8,873)  $           --  $     (8,873)
Swap contracts, at value                       --       555,688               --       555,688
----------------------------------------------------------------------------------------------
Total Other Financial Instruments  $           --  $    546,815   $           --  $    546,815
==============================================================================================

The accompanying notes are an integral part of these financial statements.

44 Pioneer Global High Yield Fund | Annual Report | 10/31/17

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

-------------------------------------------------------------------------------------------
                                              Convertible
                                Common        Corporate        Corporate
                                Stocks        Bonds            Bonds          Total
-------------------------------------------------------------------------------------------
Balance as of 10/31/16          $ 4,300,699   $      346,412   $ 27,598,609   $ 32,245,720
Realized gain (loss)(1)          (2,417,725)      (3,729,029)        73,958     (6,072,796)
Change in unrealized
  appreciation (depreciation)(2)  4,456,055        3,729,029     (1,410,030)     6,775,054
Accrued discounts/premiums               --               --       (163,555)      (163,555)
Purchases                            82,105               --      8,353,166      8,435,271
Sales                            (4,465,630)        (346,412)   (24,879,131)   (29,691,173)
Transfers in to Level 3*          1,308,899               --             --      1,308,899
Transfers out of Level 3*                --               --             --             --
-------------------------------------------------------------------------------------------
Balance as of 10/31/17          $ 3,264,403   $           --   $  9,573,017   $ 12,837,420
===========================================================================================

(1)  Realized gain (loss) on these securities is included in the realized gain
     (loss) on investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the year ended October 31, 2017, investments having a value of $1,308,899 were transferred from Level 2 to Level 3. The change in the level designation within the fair value hierarchy was due to valuing the security using unobservable inputs. There were no other transfers between levels 1, 2 and 3.

     Net change in unrealized appreciation of Level 3 investments still held
     and considered Level 3 at October 31, 2017:                              $       909,147
                                                                              ---------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/17 45

Statement of Assets and Liabilities | 10/31/17

ASSETS:
  Investments in unaffiliated issuers, at value (cost $612,829,503)  $ 611,278,339
  Cash                                                                   1,989,432
  Foreign currencies, at value (cost $3,249,977)                         3,377,543
  Swap contracts, at value (net premiums received $(101,497))              555,688
  Swaps collateral                                                         416,422
  Variation margin for centrally cleared swap contracts                      7,839
  Receivables --
     Investment securities sold                                          3,576,127
     Fund shares sold                                                      507,219
     Interest                                                            8,296,615
     Dividends                                                               2,523
  Other assets                                                              33,808
-----------------------------------------------------------------------------------
         Total assets                                                $ 630,041,555
===================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                 $   7,522,144
     Fund shares repurchased                                             1,881,686
     Distributions                                                         305,325
     Trustees' fees                                                          3,162
  Due to broker for swap contracts                                         652,357
  Net unrealized depreciation on forward foreign currency contracts          8,873
  Due to affiliates                                                        155,536
  Accrued expenses                                                         361,476
-----------------------------------------------------------------------------------
         Total liabilities                                           $  10,890,559
===================================================================================
NET ASSETS:
  Paid-in capital                                                    $ 914,494,452
  Distributions in excess of net investment income                      (2,937,133)
  Accumulated net realized loss on investments                        (291,668,027)
  Net unrealized depreciation on investments                              (738,296)
-----------------------------------------------------------------------------------
         Net assets                                                  $ 619,150,996
===================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $182,899,791/20,064,419 shares)                  $        9.12
  Class C (based on $143,587,422/15,794,738 shares)                  $        9.09
  Class Y (based on $292,663,783/32,699,519 shares)                  $        8.95
MAXIMUM OFFERING PRICE:
  Class A ($9.12 (divided by) 95.5%)                                 $        9.55
===================================================================================

The accompanying notes are an integral part of these financial statements.

46 Pioneer Global High Yield Fund | Annual Report | 10/31/17

Statement of Operations

For the Year Ended 10/31/17

INVESTMENT INCOME:
  Interest from unaffiliated issuers                                $ 43,285,570
  Dividends from unaffiliated issuers                                    377,303
------------------------------------------------------------------------------------------------
        Total investment income                                                     $ 43,662,873
------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                   $  4,371,010
  Administrative expense                                                 214,073
  Transfer agent fees
     Class A                                                             243,470
     Class C                                                             151,076
     Class Y                                                             337,330
  Distribution fees
     Class A                                                             470,417
     Class C                                                           1,616,422
  Shareholder communications expense                                      59,608
  Custodian fees                                                          94,704
  Registration fees                                                       83,006
  Professional fees                                                       53,374
  Printing expense                                                        44,004
  Trustees' fees                                                          26,362
  Pricing expense                                                         39,906
  Miscellaneous                                                           70,738
------------------------------------------------------------------------------------------------
     Total expenses                                                                 $  7,875,500
------------------------------------------------------------------------------------------------
        Net investment income                                                       $ 35,787,373
------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                            $(20,245,522)
     Swap contracts                                                      273,221
     Forward foreign currency contracts                                 (626,800)
     Other assets and liabilities denominated in
        foreign currencies                                              (235,393)   $(20,834,494)
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                            $ 46,673,854
     Swap contracts                                                      364,805
     Forward foreign currency contracts                                 (312,938)
     Other assets and liabilities denominated
        in foreign currencies                                            149,255    $ 46,874,976
------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                            $ 26,040,482
------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                              $ 61,827,855
================================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/17 47

Statements of Changes in Net Assets

----------------------------------------------------------------------------------------
                                                         Year Ended      Year Ended
                                                         10/31/17        10/31/16*
----------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                    $  35,787,373   $   49,164,741
Net realized gain (loss) on investments                    (20,834,494)     (93,291,792)
Change in net unrealized appreciation
  (depreciation) on investments                             46,874,976       77,920,640
----------------------------------------------------------------------------------------
      Net increase in net assets resulting
         from operations                                 $  61,827,855   $   33,793,589
----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.42 and $0.47 per share, respectively)  $  (8,958,026)  $  (12,102,966)
      Class C ($0.35 and $0.41 per share, respectively)     (6,590,456)      (9,849,973)
      Class Y ($0.43 and $0.48 per share, respectively)    (14,231,124)     (20,292,853)
Tax return of capital:
      Class A ($0.05 and $0.04 per share, respectively)       (949,283)      (1,039,895)
      Class C ($0.05 and $0.04 per share, respectively)       (808,452)        (957,019)
      Class Y ($0.05 and $0.04 per share, respectively)     (1,479,883)      (1,462,389)
----------------------------------------------------------------------------------------
         Total distributions to shareowners              $ (33,017,224)  $  (45,705,095)
----------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                         $ 127,533,450   $  107,183,404
Reinvestment of distributions                               28,716,717       40,330,239
Cost of shares repurchased                                (231,073,307)    (447,001,020)
----------------------------------------------------------------------------------------
      Net decrease in net assets resulting from
         Fund share transactions                         $ (74,823,140)    (299,487,377)
----------------------------------------------------------------------------------------
      Net decrease in net assets                         $ (46,012,509)  $ (311,398,883)
NET ASSETS:
Beginning of year                                        $ 665,163,505   $  976,562,388
----------------------------------------------------------------------------------------
End of year                                              $ 619,150,996   $  665,163,505
----------------------------------------------------------------------------------------
Distributions in excess of net investment income         $  (2,937,133)  $   (2,669,468)
========================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

The accompanying notes are an integral part of these financial statements.

48 Pioneer Global High Yield Fund | Annual Report | 10/31/17

--------------------------------------------------------------------------------------
                          Year Ended    Year Ended       Year Ended    Year Ended
                          10/31/17      10/31/17         10/31/16      10/31/16
                          Shares        Amount           Shares*       Amount*
--------------------------------------------------------------------------------------
Class A
Shares sold                 2,627,008   $  23,469,846      1,502,404   $   12,563,258
Reinvestment of
   distributions              977,107       8,698,460      1,415,368       11,855,334
Less shares repurchased    (6,668,959)    (59,151,186)    (9,210,188)     (76,947,782)
--------------------------------------------------------------------------------------
      Net decrease         (3,064,844)  $ (26,982,880)    (6,292,416)  $  (52,529,190)
======================================================================================
Class C
Shares sold                   572,332   $   5,052,440        755,257   $    6,249,038
Reinvestment of
   distributions              709,708       6,301,947      1,047,555        8,752,547
Less shares repurchased    (6,615,650)    (58,590,146)    (8,203,488)     (68,568,704)
--------------------------------------------------------------------------------------
      Net decrease         (5,333,610)  $ (47,235,759)    (6,400,676)  $  (53,567,119)
======================================================================================
Class Y
Shares sold                11,357,798   $  99,011,164     10,732,152   $   88,371,108
Reinvestment of
   distributions            1,567,203      13,716,310      2,404,961       19,722,358
Less shares repurchased   (13,003,798)   (113,331,975)   (37,531,165)    (301,484,534)
--------------------------------------------------------------------------------------
      Net decrease            (78,797)  $    (604,501)   (24,394,052)  $ (193,391,068)
======================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/17 49

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Year
                                                             Year         Year          Year         Year       Ended
                                                             Ended        Ended         Ended        Ended      10/31/13
                                                             10/31/17     10/31/16*     10/31/15*    10/31/14*  (Consolidated)
------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $   8.71     $   8.64      $   9.79     $  10.13   $   10.13
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.51(a)  $   0.54(a)   $   0.58(a)  $   0.66   $    0.71
   Net realized and unrealized gain (loss) on investments        0.37         0.04(b)      (1.19)       (0.34)      (0.02)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.88     $   0.58      $  (0.61)    $   0.32   $    0.69
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $  (0.42)    $  (0.47)     $  (0.46)    $  (0.63)  $   (0.69)
   Tax return of capital                                        (0.05)       (0.04)        (0.08)       (0.03)         --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.47)    $  (0.51)     $  (0.54)    $  (0.66)  $   (0.69)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.41     $   0.07      $  (1.15)    $  (0.34)  $      --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   9.12     $   8.71      $   8.64     $   9.79   $   10.13
==============================================================================================================================
Total return (c)                                                10.33%        7.14%(d)     (6.36)%       3.16%       6.96%
Ratio of net expenses to average net assets                      1.18%        1.19%         1.17%        1.13%       1.10%
Ratio of net investment income (loss) to average net assets      5.71%        6.50%         6.31%        6.62%       6.97%
Portfolio turnover rate                                            53%          40%           32%          32%         33%
Net assets, end of period (in thousands)                     $182,900     $201,360      $254,056     $373,543   $ 531,829
==============================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b) The amount shown for a share outstanding does not correspond with the aggregate loss on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(d) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2016, the total return would have been 7.01%.

The accompanying notes are an integral part of these financial statements.

50 Pioneer Global High Yield Fund | Annual Report | 10/31/17

------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Year
                                                             Year         Year          Year         Year       Ended
                                                             Ended        Ended         Ended        Ended      10/31/13
                                                             10/31/17     10/31/16*     10/31/15*    10/31/14*  (Consolidated)
------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $   8.69     $   8.62      $   9.76     $  10.10   $   10.10
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.44(a)  $   0.48(a)   $   0.51(a)  $   0.59   $    0.63
   Net realized and unrealized gain (loss) on investments        0.36         0.04(b)      (1.17)       (0.34)      (0.01)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.80     $   0.52      $  (0.66)    $   0.25   $    0.62
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $  (0.35)    $  (0.41)     $  (0.40)    $  (0.56)  $   (0.62)
   Tax return of capital                                        (0.05)       (0.04)        (0.08)       (0.03)         --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.40)    $  (0.45)     $  (0.48)    $  (0.59)  $   (0.62)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.40     $   0.07      $  (1.14)    $  (0.34)  $      --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   9.09     $   8.69      $   8.62     $   9.76   $   10.10
==============================================================================================================================
Total return (c)                                                 9.46%        6.40%(d)     (6.96)%       2.43%       6.23%
Ratio of net expenses to average net assets                      1.89%        1.90%         1.87%        1.83%       1.81%
Ratio of net investment income (loss) to average net assets      5.01%        5.79%         5.61%        5.91%       6.26%
Portfolio turnover rate                                            53%          40%           32%          32%         33%
Net assets, end of period (in thousands)                     $143,587     $183,542      $237,163     $354,162   $ 420,932
==============================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b) The amount shown for a share outstanding does not correspond with the aggregate loss on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(d) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2016 the total return would have been 6.28%.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/17 51

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                               Year
                                                             Year         Year         Year         Year       Ended
                                                             Ended        Ended        Ended        Ended      10/31/13
                                                             10/31/17     10/31/16*    10/31/15*    10/31/14*  (Consolidated)
-----------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $   8.55     $   8.49     $   9.62     $   9.96   $    9.96
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.52(a)  $   0.57(a)  $   0.60(a)  $   0.67   $    0.72
   Net realized and unrealized gain (loss) on investments        0.36         0.01(b)     (1.17)       (0.33)      (0.01)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.88     $   0.58     $  (0.57)    $   0.34   $    0.71
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $  (0.43)    $  (0.48)    $  (0.48)    $  (0.65)  $   (0.71)
   Tax return of capital                                        (0.05)       (0.04)       (0.08)       (0.03)         --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.48)    $  (0.52)    $  (0.56)    $  (0.68)  $   (0.71)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.40     $   0.06     $  (1.13)    $  (0.34)  $      --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   8.95     $   8.55     $   8.49     $   9.62   $    9.96
=============================================================================================================================
Total return (c)                                                10.60%        7.34%       (6.08)%       3.40%       7.27%
Ratio of net expenses to average net assets                      0.91%        0.90%        0.87%        0.84%       0.82%
Ratio of net investment income (loss) to average net assets      5.96%        6.93%        6.60%        6.88%       7.24%
Portfolio turnover rate                                            53%          40%          32%          32%         33%
Net assets, end of period (in thousands)                     $292,664     $280,262     $485,344     $682,911   $ 780,656
=============================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b) The amount shown for a share outstanding does not correspond with the aggregate loss on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

52 Pioneer Global High Yield Fund | Annual Report | 10/31/17

Notes to Financial Statements | 10/31/17

1. Organization and Significant Accounting Policies

Pioneer Global High Yield Fund (the Fund) is one of two portfolios comprising Pioneer Series Trust VII (the Trust), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class Z shares converted to Class Y shares as of the close of business on August 7, 2015. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollarweighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July, 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

                    Pioneer Global High Yield Fund | Annual Report | 10/31/17 53

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statements presentation, particularly related to the presentation of derivative investments. The Fund's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an

54 Pioneer Global High Yield Fund | Annual Report | 10/31/17 alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

     Securities or loan interests for which independent pricing services or broker dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser, pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's

                    Pioneer Global High Yield Fund | Annual Report | 10/31/17 55 fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At October 31, 2017, two securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model) representing 0.20% of net assets. The value of these fair valued securities is $1,234,616.

B.   Investment Income and Transactions

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

56 Pioneer Global High Yield Fund | Annual Report | 10/31/17

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     During the year ended October 31, 2017, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of contracts open during the year ended October 31, 2017 was $(14,091,795).

     Forward foreign currency contracts outstanding at October 31, 2017 are listed in the Schedule of Investments.

E.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2017, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as

                    Pioneer Global High Yield Fund | Annual Report | 10/31/17 57 an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     At October 31, 2017, the Fund reclassified $6,275,432 to increase distributions in excess of net investment income, $211,134,417 to decrease accumulated net realized loss on investments, and $204,858,985 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the result of operations.

     At October 31, 2017, the Fund was permitted to carry forward indefinitely $22,066,008 of short-term losses and $243,325,356 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation. Additionally, at October 31, 2017, the Fund had a net capital loss carryforward of $26,270,910 which will expire in 2018 if not utilized.

     The tax character of distributions paid during the fiscal years ended October 31, 2017 and October 31, 2016, were as follows:

     ---------------------------------------------------------------------------
                                                            2017            2016
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                 $29,779,606     $42,245,792
     Tax return of capital                             3,237,618       3,459,303
     ---------------------------------------------------------------------------
           Total                                     $33,017,224     $45,705,095
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at October 31, 2017:

     ---------------------------------------------------------------------------
                                                                           2017
     ---------------------------------------------------------------------------
     Distributable earnings:
     Capital loss carryforward                                    $(291,662,274)
     Current year dividend payable                                     (305,325)
     Net unrealized depreciation                                     (3,375,857)
     ---------------------------------------------------------------------------
          Total                                                   $(295,343,456)
     ===========================================================================

58 Pioneer Global High Yield Fund | Annual Report | 10/31/17

     The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, the mark-to-market of foreign currency contracts and swaps, adjustments relating to catastrophe bonds, swaps, interest on defaulted bonds, and interest accruals on preferred stock.

F.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $8,811 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2017.

G.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

H.   Insurance-Linked Securities (ILS)

     The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event, as defined within the terms of an event-linked bond occurs, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the

                    Pioneer Global High Yield Fund | Annual Report | 10/31/17 59 specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Fund's investments in ILS may include special purpose vehicles (SPVs) or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (ILWs). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange traded instruments.

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information.

     Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

I.   Risks

     The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund

60 Pioneer Global High Yield Fund | Annual Report | 10/31/17 to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

     Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.

     Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund's ability to meet its obligations (including obligations to redeeming shareholders).

     The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

J.   Credit Default Swap Contracts

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may sell or buy credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/17 61

     When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as a component of unrealized appreciation/depreciation on open swap contracts in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded within "Swap contracts, at value" line item in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared swap contracts is recorded as variation margin on centrally cleared swaps in the Statement of Assets and Liabilities.

     The amount of cash deposited with a broker as collateral at October 31, 2017 and is recorded as "Swaps collateral" in the Statement of Assets and Liabilities.

     Open credit default swap contracts at October 31, 2017, are listed in the Schedule of Investments. The average value of swap contracts open during the year ended October 31, 2017 was $539,066.

62 Pioneer Global High Yield Fund | Annual Report | 10/31/17

K.   Purchased Options

     The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid. The average value of contracts open during the year ended October 31, 2017 was $-. Purchased options open at year end are listed in the Fund's Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million; 0.65% of the next $500 million; 0.60% of the next $500 million; 0.55% of the next $500 million; and 0.45% on assets over $2 billion. For the year ended October 31, 2017, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.69% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected in the Statement of Assets and Liabilities is $84,012 in management fees, administrative costs and certain other reimbursements payable to the Adviser at October 31, 2017.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/17 63

3. Transfer Agent

Boston Financial Data Services serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown in the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended October 31, 2017, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications                                                   2017
--------------------------------------------------------------------------------
Class A                                                                  $28,039
Class C                                                                   17,975
Class Y                                                                   13,594
--------------------------------------------------------------------------------
  Total                                                                  $59,608
================================================================================

4. Distribution Plan

The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected in the Statement of Assets and Liabilities is $71,524 in distribution fees payable to the Distributor at October 31, 2017.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended October 31, 2017, CDSCs in the amount of $5,227 were paid to the Distributor.

64 Pioneer Global High Yield Fund | Annual Report | 10/31/17

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in which the Fund participated until February 9, 2016 was in the amount of $240 million. The credit facility in which the fund participated until February 7, 2017 was in the amount of $220 million. Effective February 8, 2017, the Fund participates in a facility that is in the amount of $195 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility.

The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended October 31, 2017, the Fund had no borrowings under the credit facility.

6. Assets and Liabilities Offsetting

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (OTC) derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA of each counterparty is subject.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/17 65

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately in the Statement of Assets and Liabilities as "Swaps collateral". Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have not been offset in the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of October 31, 2017.

----------------------------------------------------------------------------------------------------
                 Derivative Assets      Derivatives     Non-Cash       Cash            Net Amount
                 Subject to Master      Available for   Collateral     Collateral      of Derivative
Counterparty     Netting Agreement      Offset          Received (a)   Received (a)    Assets (b)
----------------------------------------------------------------------------------------------------
Goldman
 Sachs
 International   $155,726               $(31,323)       $--            $--             $124,403
JPMorgan
 Chase
 Bank NA           14,875                     --         --             --               14,875
State Street
 Bank and
 Trust Co.          4,548                 (4,548)        --             --                   --
----------------------------------------------------------------------------------------------------
Total            $175,149               $(35,871)       $--            $--             $139,278
====================================================================================================

-----------------------------------------------------------------------------------------------------
                 Derivative Liabilities Derivatives     Non-Cash       Cash            Net Amount
                 Subject to Master      Available for   Collateral     Collateral      of Derivative
Counterparty     Netting Agreement      Offset          Pledged (a)    Pledged (a)     Liabilities (c)
-----------------------------------------------------------------------------------------------------
Goldman
 Sachs
 International   $ 31,323               $(31,323)       $--            $--             $     --
State Street
 Bank and
 Trust Co.         36,239                 (4,548)        --             --               31,691
-----------------------------------------------------------------------------------------------------
Total            $ 67,562               $(35,871)       $--            $--             $ 31,691
=====================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

66 Pioneer Global High Yield Fund | Annual Report | 10/31/17

7. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives subjects it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2017 was as follows:

-----------------------------------------------------------------------------------
                                                     Foreign
Statement of                   Interest    Credit    Exchange    Equity   Commodity
Assets and Liabilities         Rate Risk   Risk      Rate Risk   Risk     Risk
-----------------------------------------------------------------------------------
Assets
 Swap contracts, at value      $--         $555,688  $   --      $--      $--
-----------------------------------------------------------------------------------
 Total Value                   $--         $555,688  $   --      $--      $--
===================================================================================
Liabilities
 Net unrealized depreciation
  on forward foreign
  currency contracts           $--         $     --  $8,873      $--      $--
-----------------------------------------------------------------------------------
 Total Value                   $--         $     --  $8,873      $--      $--
===================================================================================

                    Pioneer Global High Yield Fund | Annual Report | 10/31/17 67

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations by risk exposure at October 31, 2017 was as follows:

----------------------------------------------------------------------------------
                                                     Foreign
Statement                     Interest    Credit     Exchange    Equity  Commodity
of Operations                 Rate Risk   Risk       Rate Risk   Risk    Risk
----------------------------------------------------------------------------------
Net realized gain (loss) on
 Swap contracts               $--         $273,221   $      --   $--     $--
 Forward foreign
  currency contracts           --               --    (626,800)   --      --
----------------------------------------------------------------------------------
 Total Value                  $--         $273,221   $(626,800)  $--     $--
==================================================================================
Change in net unrealized
appreciation
(depreciation) on
 Swap contracts               $--         $364,805   $      --   $--     $--
 Forward foreign
  currency contracts           --               --    (312,938)   --      --
----------------------------------------------------------------------------------
 Total Value                  $--         $364,805   $(312,938)  $--     $--
==================================================================================

8. Unfunded Loan Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obligated to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded commitment and is recorded as interest income in the Statement of Operations.

As of October 31, 2017, the Fund had the following unfunded loan commitments outstanding:

--------------------------------------------------------------------------------
                                                                  Unrealized
                                                                  Appreciation
Loan                  Par            Cost            Value        (Depreciation)
--------------------------------------------------------------------------------
Beacon, Roofing
  Supply Inc.,
  Bridge Loan         $ 1,790,000    $ 1,790,000     $ 1,790,000  $--
Centene Corp.,
  Bridge Loan           4,490,000      4,490,000       4,490,000   --
Itron, Inc.,
  Bridge Loan           1,750,000      1,750,000       1,750,000   --
--------------------------------------------------------------------------------
  Total               $ 8,030,000    $ 8,030,000     $ 8,030,000  $--
================================================================================

68 Pioneer Global High Yield Fund | Annual Report | 10/31/17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust VII and the Shareholders of Pioneer Global High Yield Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Global High Yield Fund (the "Fund"), one of the funds constituting Pioneer Series Trust VII (the "Trust"), as of October 31, 2017, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the consolidated financial highlights for the year ended October 31, 2013. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended October 31, 2016 and the financial highlights for periods ended October 31, 2014, October 31, 2015 and October 31, 2016 were audited by another independent registered public accounting firm whose report, dated December 23, 2016, expressed an unqualified opinion on the statement of changes in net assets and those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform audits of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers and others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Global High Yield Fund at October 31, 2017, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended and the consolidated financial highlights for the year ended October 31, 2013, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
December 26, 2017

                    Pioneer Global High Yield Fund | Annual Report | 10/31/17 69

Additional Information (unaudited)

The percentages of the Fund's ordinary Income distributions that are exempt from non resident alien (NRA) tax withholding resulting from qualified interest income was 57.69%.

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the Adviser), the Fund's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. (UniCredit). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the Transaction). As a result of the Transaction, the Adviser became an indirect, wholly-owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP (D&T), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Funds upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Fund's independent registered public accounting firm, including the Fund's two most recent fiscal years, D&T's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP (EY).

70 Pioneer Global High Yield Fund | Annual Report | 10/31/17

Prior to its engagement, EY had advised the Fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission (SEC): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment advisor or investment banking services). None of the foregoing services involved the Fund, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Funds under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/17 71

Results of Shareholder Meeting

At a special meeting held on June 13, 2017, shareholders of the Fund were asked to consider the proposals described below. A report of the total votes cast by the Fund's shareholders (or, with respect to Proposal 2, by shareholders of Pioneer Series Trust VII, as noted below) follows:

------------------------------------------------------------------------------------------------------
                             For                  Against          Abstain            Broker Non-Votes
------------------------------------------------------------------------------------------------------
 Proposal 1 - To approve     32,440,760.655       704,624.135      1,221,575.312      10,141,546.600
 a New Management
 Agreement with
 the Adviser

-----------------------------------------------------------------------------------------------------
                                                            For                         Withheld
-----------------------------------------------------------------------------------------------------
 Proposal 2 - To elect Trustees*
-----------------------------------------------------------------------------------------------------
 David R. Bock                                              46,356,571.403              1,941,738.750
-----------------------------------------------------------------------------------------------------
 Benjamin M. Friedman                                       46,347,916.283              1,950,393.870
-----------------------------------------------------------------------------------------------------
 Margaret B.W. Graham                                       46,178,367.969              2,119,942.184
-----------------------------------------------------------------------------------------------------
 Lisa M. Jones                                              46,169,721.329              2,128,588.824
-----------------------------------------------------------------------------------------------------
 Lorraine H. Monchak                                        46,201,867.234              2,096,442.919
-----------------------------------------------------------------------------------------------------
 Thomas J. Perna                                            46,378,862.453              1,919,447.700
-----------------------------------------------------------------------------------------------------
 Marguerite A. Piret                                        46,203,924.961              2,094,385.192
-----------------------------------------------------------------------------------------------------
 Fred J. Ricciardi                                          46,378,634.184              1,919,675.969
-----------------------------------------------------------------------------------------------------
 Kenneth J. Taubes                                          46,386,579.585              1,911,730.568
-----------------------------------------------------------------------------------------------------

*    Proposal 2 was voted on and approved by all series of Pioneer Series Trust
     VII. Results reported above reflect the combined votes of all series of the Trust.

------------------------------------------------------------------------------------------------------
                            For                  Against           Abstain            Broker Non-Votes
------------------------------------------------------------------------------------------------------
 Proposal 3 - To convert    28,127,394.240      4,605,900.479      1,633,648.383      10,141,563.600
 investment objective(s)
 from fundamental to
 non-fundamental

72 Pioneer Global High Yield Fund | Annual Report | 10/31/17

Trustees, Officers and Service Providers

Investment Adviser
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended July 31 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 46 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/17 73

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                     Other Directorships
Position Held With the Fund  Length of Service    Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (67)         Trustee since 2006.  Private investor (2004 - 2008 and 2013 -          Director, Broadridge Financial
Chairman of the Board        Serves until a       present); Chairman (2008 - 2013) and Chief        Solutions, Inc. (investor
and Trustee                  successor trustee is Executive Officer (2008 - 2012), Quadriserv,      communications and securities
                             elected or earlier   Inc. (technology products for securities lending  processing provider for
                             retirement or        industry); and Senior Executive Vice President,   financial services industry)
                             removal.             The Bank of New York (financial and securities    (2009 - present); Director,
                                                  services) (1986 - 2004)                           Quadriserv, Inc. (2005 - 2013);
                                                                                                    and Commissioner, New Jersey
                                                                                                    State Civil Service Commission
                                                                                                    (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (73)           Trustee since 2005.  Managing Partner, Federal City Capital Advisors   Director of New York Mortgage
Trustee                      Serves until a       (corporate advisory services company) (1997 -     Trust (publicly-traded mortgage
                             successor trustee is 2004 and 2008 - present); Interim Chief           REIT) (2004 - 2009, 2012 -
                             elected or earlier   Executive Officer, Oxford Analytica, Inc.         present); Director of The Swiss
                             retirement or        (privately held research and consulting company)  Helvetia Fund, Inc. (closed-end
                             removal.             (2010); Executive Vice President and Chief        fund) (2010 - present);
                                                  Financial Officer, I-trax, Inc. (publicly traded  Director of Oxford Analytica, health care services company) (2004 - 2007); and  Inc. (2008 - present); and
                                                  Executive Vice President and Chief Financial      Director of Enterprise
                                                  Officer, Pedestal Inc. (internet-based mortgage   Community Investment, Inc.
                                                  trading company) (2000 - 2002); Private           (privately-held affordable
                                                  Consultant (1995 - 1997); Managing Director,      housing finance company) (1985 -
                                                  Lehman Brothers (1992 - 1995); Executive, The     2010)
                                                  World Bank (1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (73)    Trustee since 2008.  William Joseph Maier Professor of Political       Trustee, Mellon Institutional
Trustee                      Serves until a       Economy, Harvard University (1972 - present)      Funds Investment Trust and
                             successor trustee is                                                   Mellon Institutional Funds
                             elected or earlier                                                     Master Portfolio (oversaw 17
                             retirement or                                                          portfolios in fund complex)
                             removal.                                                               (1989 - 2008)

------------------------------------------------------------------------------------------------------------------------------------

74 Pioneer Global High Yield Fund | Annual Report | 10/31/17

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                      Other Directorships
Position Held With the Fund  Length of Service     Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (70)    Trustee since 2001.   Founding Director, Vice-President and Corporate   None
Trustee                      Serves until a        Secretary, The Winthrop Group, Inc. (consulting
                             successor trustee is  firm) (1982 - present); Desautels Faculty of
                             elected or earlier    Management, McGill University (1999 - present);
                             retirement or         and Manager of Research Operations and
                             removal.              Organizational Learning, Xerox PARC, Xerox's
                                                   advance research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (61)     Trustee since 2017.   Chief Investment Officer, 1199 SEIU Funds         None
Trustee                      (Advisory Trustee     (healthcare workers union pension funds) (2001 -
                             from 2014 - 2017).    present); Vice President - International
                             Serves until a        Investments Group, American International Group,
                             successor trustee is  Inc. (insurance company) (1993 - 2001); Vice
                             elected or earlier    President, Corporate Finance and Treasury Group,
                             retirement or         Citibank, N.A. (1980 - 1986 and 1990 - 1993);
                             removal.              Vice President - Asset/Liability Management
                                                   Group, Federal Farm Funding Corporation
                                                   (government-sponsored issuer of debt securities)
                                                   (1988 - 1990); Mortgage Strategies Group,
                                                   Shearson Lehman Hutton, Inc. (investment bank)
                                                   (1987 - 1988); Mortgage Strategies Group, Drexel
                                                   Burnham Lambert, Ltd. (investment bank) (1986 -
                                                   1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (69)     Trustee since 2001.   President and Chief Executive Officer, Newbury    Director of New America High
Trustee                      Serves until a        Piret Company (investment banking firm) (1981 -   Income Fund, Inc. (closed-end
                             successor trustee is  present)                                          investment company) (2004 -
                             elected or earlier                                                      present); and Member, Board of
                             retirement or                                                           Governors, Investment Company
                             removal.                                                                Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (70)       Trustee since 2014.   Consultant (investment company services) (2012 -  None
Trustee                      Serves until a        present); Executive Vice President, BNY Mellon
                             successor trustee is  (financial and investment company services) (1969
                             elected or earlier    - 2012); Director, BNY International Financing
                             retirement or         Corp. (financial services) (2002 - 2012);
                             removal.              Director, Mellon Overseas Investment Corp.
                                                   (financial services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Global High Yield Fund | Annual Report | 10/31/17 75

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                       Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (55)*          Trustee since 2017.    Chair, Director, CEO and President of Amundi      None
Trustee, President and       Serves until a         Pioneer Asset Management USA, Inc. (since
Chief Executive Officer      successor trustee is   September 2014); Chair, Director and CEO of
                             elected or earlier     Amundi Pioneer Asset Management, Inc. (since
                             retirement or removal  September 2014); Chair, Director and CEO of
                                                    Amundi Pioneer Distributor, Inc. (since
                                                    September 2014); Chair, Director, CEO and
                                                    President of Amundi Pioneer Institutional Asset
                                                    Management, Inc. (since September 2014);
                                                    Managing Director, Morgan Stanley Investment
                                                    Management (2010 - 2013); Director of
                                                    Institutional Business, CEO of International,
                                                    Eaton Vance Management (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (59)*      Trustee since 2014.    Director and Executive Vice President (since      None
Trustee                      Serves until a         2008) and Chief Investment Officer, U.S. (since
                             successor trustee is   2010) of Amundi Pioneer Asset Management USA,
                             elected or earlier     Inc.; Executive Vice President and Chief
                             retirement or removal  Investment Officer, U.S. of Amundi Pioneer
                                                    (since 2008); Executive Vice President of Amundi
                                                    Pioneer Institutional Asset Management, Inc.
                                                    (since 2009); Portfolio Manager of Amundi
                                                    Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

76 Pioneer Global High Yield Fund | Annual Report | 10/31/17

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                       Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (52)   Since 2003. Serves at  Vice President and Associate General Counsel of   None
Secretary and Chief Legal    the discretion of the  Amundi Pioneer since January 2008; Secretary and
Officer                      Board                  Chief Legal Officer of all of the Pioneer Funds
                                                    since June 2010; Assistant Secretary of all of
                                                    the Pioneer Funds from September 2003 to May
                                                    2010; Vice President and Senior Counsel of
                                                    Amundi Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (56)       Since 2010. Serves at  Fund Governance Director of Amundi Pioneer since  None
Assistant Secretary          the discretion of the  December 2006 and Assistant Secretary of all the
                             Board                  Pioneer Funds since June 2010; Manager - Fund
                                                    Governance of Amundi Pioneer from December 2003
                                                    to November 2006; and Senior Paralegal of Amundi
                                                    Pioneer from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (54)            Since 2010. Serves at  Senior Counsel of Amundi Pioneer since May 2013   None
Assistant Secretary          the discretion of the  and Assistant Secretary of all the Pioneer Funds
                             Board                  since June 2010; Counsel of Amundi Pioneer from
                                                    June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (57)         Since 2008. Serves at  Vice President - Fund Treasury of Amundi          None
Treasurer and Chief          the discretion of the  Pioneer; Treasurer of all of the Pioneer Funds
Financial                    Board                  since March 2008; Deputy Treasurer of Amundi
and Accounting Officer                              Pioneer from March 2004 to February 2008; and
                                                    Assistant Treasurer of all of the Pioneer Funds
                                                    from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (52)        Since 2001. Serves at  Director - Fund Treasury of Amundi Pioneer; and   None
Assistant Treasurer          the discretion of the  Assistant Treasurer of all of the Pioneer Funds
                             Board
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (59)           Since 2002. Serves at  Fund Accounting Manager - Fund Treasury of        None
Assistant Treasurer          the discretion of the  Amundi Pioneer; and Assistant Treasurer of all
                             Board                  of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (37)        Since 2009. Serves at  Fund Administration Manager - Fund Treasury of    None
Assistant Treasurer          the discretion of the  Amundi Pioneer since November 2008; Assistant
                             Board                  Treasurer of all of the Pioneer Funds since
                                                    January 2009; Client Service Manager -
                                                    Institutional Investor Services at State Street
                                                    Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Global High Yield Fund | Annual Report | 10/31/17 77

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                       Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (65)         Since 2010. Serves at  Chief Compliance Officer of Amundi Pioneer and    None
Chief Compliance Officer     the discretion of the  of all the Pioneer Funds since March 2010; Chief
                             Board                  Compliance Officer of Amundi Pioneer
                                                    Institutional Asset Management, Inc. since
                                                    January 2012; Chief Compliance Officer of
                                                    Vanderbilt Capital Advisors, LLC since July
                                                    2012: Director of Adviser and Portfolio
                                                    Compliance at Amundi Pioneer since October 2005;
                                                    Senior Compliance Officer for Columbia
                                                    Management Advisers, Inc. from October 2003 to
                                                    October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (46)         Since 2006. Serves at  Director - Transfer Agency Compliance of Amundi   None
Anti-Money Laundering        the discretion of the  Pioneer and Anti-Money Laundering Officer of all
Officer                      Board                  the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

78 Pioneer Global High Yield Fund | Annual Report | 10/31/17

                          This page is for your notes.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/17 79

                          This page is for your notes.

80 Pioneer Global High Yield Fund | Annual Report | 10/31/17

                          This page is for your notes.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/17 81

                          This page is for your notes.

82 Pioneer Global High Yield Fund | Annual Report | 10/31/17

                          This page is for your notes.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/17 83

                          This page is for your notes.

84 Pioneer Global High Yield Fund | Annual Report | 10/31/17

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]  Amundi Pioneer
        ==============
      ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2017 Amundi Pioneer Asset Management 19440-11-1217

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $70,000 payable to Ernst & Young LLP for the year ended
October 31, 2017 and $107,389 payable to Deloitte & Touche LLP for the year ended October 31, 2016.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2017 or 2016.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Trust were $20,230
payable to Ernst & Young LLP for the year ended
October 31, 2017 and $17,556 payable to Deloitte & Touche LLP for the year ended October 31, 2016.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


There were no other fees in 2017 or 2016.


(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended October 31 2017 and 2016, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $20,230 payable to Ernst & Young LLP for the year ended
October 31, 2017 and $17,556 payable to Deloitte & Touche LLP for the year ended October 31, 2016.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust VII


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 29, 2017


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 29, 2017


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date December 29, 2017

* Print the name and title of each signing officer under his or her signature.